STANDARD INDUSTRIAL LEASE AGREEMENT

Between

D/C 1717 DOOLITTLE SUB LLC,
a Delaware limited liability company

as Landlord

and

ENERGY RECOVERY, INC.,
a Delaware corporation,
doing business in California as ERI (Delaware)

as Tenant

Premises Location: **1717 Doolittle Drive and 2250 Williams Street, San Leandro, California**

TABLE OF CONTENTS

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THIS STANDARD INDUSTRIAL LEASE AGREEMENT (this "*Lease*"), dated as of April 2, 2018 (the "*Effective Date*"), is made and entered into by and between D/C 1717 DOOLITTLE SUB LLC, a Delaware limited liability company, hereinafter referred to as "*Landlord*," and ENERGY RECOVERY, INC., a Delaware corporation, doing business in California as ERI (Delaware), hereinafter referred to as "*Tenant*."

BASIC LEASE PROVISIONS

1	**Lease Date:**	April 2, 2018
2	**Landlord:** **Address (for notices) (§22.21):**	D/C 1717 DOOLITTLE SUB LLC 1801 Century Park East, Suite 1095 Los Angeles, California 90067 Attn: Adrian Comstock *With copies to:* c/o Dune Real Estate Partners LP 640 Fifth Avenue, 17th Floor New York, New York 10019 Attention: General Counsel and Chief Investment Officer and ALLEN MATKINS LECK GAMBLE MALLORY & NATSIS LLP 865 South Figueroa Street, Suite 2800 Los Angeles, California 90017 Attn: Michael Matkins, Esq.
	Address (for Rent):	*All Rent shall be wired to:* Bank Name: Wells Fargo Bank, National Association Address: 600 California Street, 17th Floor San Francisco, CA 94108 Routing Number: 121000248 Account Name: D/C 1717 Doolittle Sub LLC c/o Comstock Realty Partners Account Number: 4124266529
3	**Tenant:** **Address (for notices) (§22.21):**	ENERGY RECOVERY, INC., a Delaware corporation, doing business in California as ERI (Delaware) 1717 Doolittle Drive San Leandro, California 94577 Attention: General Counsel *With a copy to:* Nocair Bensalah, Vice President, Operations Energy Recovery, Inc. 1717 Doolittle Drive San Leandro, California 94577 *And a copy by email to:* wyeung@energyrecovery.com
4	**Area of Premises (§1.1):**	Approximately 171,051 rentable square feet of space consisting of (i) approximately 106,320 rentable square feet of space addressed as 1717 Doolittle Drive, San Leandro, California ("*Office Premises*"), and (ii) approximately 64,731 rentable square feet of space addressed as 2250 Williams Street, San Leandro, California ("*Warehouse Premises*"), which measurements are reflected on Exhibit A-6 attached hereto.
5	**Building Address and Area (§1.1):**	1717 Doolittle Drive, 2250 Williams Street and 2350 Williams Street, San Leandro, California, containing approximately 429,409 rentable square feet, which measurement is reflected on Exhibit A-6 attached hereto.

6	**Commencement Date (§1.2):**	April 1, 2018.
7	**Term (§1.2):**	One hundred twenty-nine (129) months from the Commencement Date. The last day of such one-hundred twenty-nine (129) month term shall be referred to herein as the "***Lease Expiration Date***")
8	**Monthly Base Rent (§2.1):**	

Months of Lease Term	Annual Base Rent	Monthly Installment of Base Rent
1 – 12	$1,621,563.48	$135,130.29
13 – 24	$1,670,210.40	$139,184.20
25 – 36	$1,720,316.76	$143,359.73
37 – 48	$1,771,926.24	$147,660.52
49 – 60	$1,825,084.08	$152,090.34
61 – 72	$1,879,836.60	$156,653.05
73 – 84	$1,936,231.68	$161,352.64
85 – 96	$1,994,318.64	$166,193.22
97 – 108	$2,054,148.24	$171,179.02
109 – 120	$2,115,772.68	$176,314.39
121 - 129	N/A	$181,603.82

9	**Abated Monthly Base Rent (§2.2):**	One-hundred percent (100%) during months two (2), three (3), four (4), five (5), six (6), seven (7), thirty-six (36), sixty (60) and eighty-four (84) of the initial Term of the Lease.
10	**First Month's Rent (§2.1):**	Base Rent $135,130.29 Taxes and Operating Expenses $23,947.14 **Total** <u>$159,077.43</u>
11	**Letter of Credit (§2.3):**	$250,000.00.
12	**Tenant's Proportionate Share (§2.4):**	28.79% (i.e., 171,051 rentable square feet in the Premises/594,122 rentable square feet in the Project).
13	**Use of Premises (§3.1):**	Subject to <u>Paragraph 3.1</u> below, design, manufacturing, assembly, research and development, testing associated with Tenant's business and administrative and office use associated with Tenant's business, consistent with the current use of the Premises and any other reasonable lawful use permitted by current zoning and other Applicable Laws and which is not in violation of any recorded restrictive covenants on the Project.
14	**Parking (§3.3):**	220 reserved parking spaces for Tenant's exclusive use in the surface parking lot of the Project in the location as depicted on <u>Exhibit A-5</u> attached hereto.
15	**Tenant's Liability Insurance Amount (§12.3.1):**	$2,000,000 per occurrence; $5,000,000 aggregate
16	**Broker(s) (§22.24):** **Landlord's Broker:** **Tenant's Broker:**	 CBRE, Inc. Avison Young
17	**Prior Lease (§1.3.1):**	That certain Modified Industrial Gross Lease dated as of November 25, 2008, between Landlord (as successor-in-interest to Doolittle Williams, LLC, a California limited liability company) and Tenant ("***Original Prior Lease***"), as amended by that certain First Amendment to Modified

Industrial Gross Lease dated as of May 28, 2009 ("***First Amendment to Prior Lease***"), that certain Second Amendment to Modified Industrial Gross Lease dated as of June 26, 2009 ("***Second Amendment to Prior Lease***"), and that certain Third Amendment to Modified Industrial Gross Lease dated as of November 10, 2010 ("***Third Amendment to Prior Lease***").

The paragraphs of the Lease identified above in parentheses are those provisions where references to particular items from the Basic Lease Provisions appear, and such items of the Basic Lease Provisions are incorporated into the Lease as part thereof. In the event of any conflict between any Basic Lease Provisions and the Lease, the former shall control.

1. PREMISES AND TERM.

1.1 Lease and Premises. Landlord leases to Tenant, and Tenant leases from Landlord, certain premises (the "***Premises***") described in, and consisting of the stipulated rentable area shown in **Item 4** of the Basic Lease Provisions within the building (the "***Building***") described in **Item 5** of the Basic Lease Provisions. As used herein, the "***Project***" shall mean those certain parcels of land as more particularly described on Exhibit A-1 and as depicted on Exhibit A-2 attached hereto, and shall include the Building and those certain other buildings (including the building known by the street address 2380-2388 Williams Street) and improvements (including landscaping, sidewalks, driveways, parking areas and other common areas) located thereon as Landlord may from time to time designate. The Project contains approximately 594,122 rentable square feet (which measurement is reflected on Exhibit A-6 attached hereto) on approximately 19.16 acres of land, is commonly known as Comstock Industrial Center and is depicted on Exhibit A-2 attached hereto. The approximate location of the Premises within the Building is shown on Exhibit A-3 attached hereto. Landlord and Tenant hereby agree that the area in rentable square feet of the Premises set forth in **Item 4** of the Basic Lease Provisions shall be conclusive and binding on the parties and is not subject to re-measurement by Landlord or Tenant; provided, however, that if usable space is added to or removed from the Building and/or the Project, Landlord and Tenant shall, at such party's sole cost, have the right to cause an architect mutually agreed upon by Landlord and Tenant to re-measure the rentable square footage of the Building and/or the Project from time pursuant to the same standard applied in connection with the measurements reflected on Exhibit A-6 attached hereto), and to adjust Tenant's Proportionate Share accordingly.

1.2 Term. The term of this Lease (the "***Term***") shall commence on the "***Commencement Date***" specified in or established pursuant to **Item 6** of the Basic Lease Provisions, and except as otherwise provided herein, shall continue in full force and effect through the number of months provided in **Item 7** of the Basic Lease Provisions.

1.3 Termination of Prior Lease; Condition of Premises; Landlord's Work; Improvement Allowance.

1.3.1 Termination of Prior Lease; Condition of Premises. Landlord and Tenant acknowledge and agree that Tenant has been, is and will continue to be in occupancy of the Premises immediately prior to the Commencement Date pursuant to the terms of the Prior Lease. Notwithstanding any provision to the contrary contained in the Prior Lease, effective as of 11:59 p.m. on the day immediately preceding the Commencement Date, the Prior Lease shall terminate and have no further force or effect, and Landlord and Tenant shall be relieved of their respective obligations under the Prior Lease, except those unpaid rental obligations, if any, under the Prior Lease that relate to the term of the Prior Lease and/or the payment of all amounts owed by Tenant to Landlord up to the Commencement Date, or those provisions that are expressly incorporated by reference into this Lease. Tenant acknowledges that as Tenant is currently in occupancy of the Premises pursuant to the Prior Lease, it is fully aware of the condition of the Premises, Landlord has no obligation to physically deliver the Premises to Tenant and, except as otherwise provided in Paragraphs 1.3.2 and 1.3.3 below, Tenant shall continue to accept the Premises as of the Commencement Date in its then-existing "AS-IS" condition as suitable for the purpose for which the Premises are leased (subject to latent construction defects in the Building Structure (as defined in Paragraph 5.1 below) of which Tenant has no knowledge as of the date hereof, for which Landlord shall be responsible for repairing at its sole cost and expense) and, except as otherwise set forth in this Lease, Landlord shall have no duty or obligation to improve, or pay for any improvement for, the Premises or any portion thereof (or correct any violation of any Applicable Laws (as defined in Paragraph 3.1 below)); provided, however, that the foregoing shall not alter or impair Landlord's ongoing maintenance and repair obligations set forth elsewhere in this Lease. Tenant further acknowledges that no representations were made by Landlord or any agent of Landlord to repair, alter, remodel or improve the Premises, except as set forth herein. Tenant hereby represents and warrants to Landlord that, to Tenant's actual knowledge, no latent construction defects exist in the Premises. Landlord hereby represents and warrants to Tenant that, to Landlord's actual knowledge (as defined in Paragraph 3.2 below), no latent construction defects exist in the Premises.

1.3.2 Landlord's Work. Notwithstanding Paragraph 1.3.1 above to the contrary, Landlord shall, at Landlord's expense, using materials specified in this Paragraph 1.3.2 and Exhibit A-4 attached hereto and in accordance with Building standards, perform the following work (collectively, "***Landlord's Work***") in the approximately 18,225 rentable square feet of space located on the second (2nd) floor of the Building, as depicted and more specifically described on Exhibit A-4 attached hereto (the "***Upper Office Expansion Area***"): improve the Upper Office Expansion Area from shell condition to a finished open office space with lighting, carpeting and paint as further depicted and described in further detail on Exhibit A-4 attached hereto and with Building standard HVAC with similar (but no lesser) volumetric efficiency and temperature control specifications to the existing HVAC serving the remainder of the Office Premises. All of Landlord's Work shall be done in a good and workmanlike manner, using new materials and in accordance with all Applicable Laws, and with daily cleanup if Tenant is doing business from the space under construction. Notwithstanding the foregoing, Tenant shall have the right (and is hereby deemed to have elected to exercise such right) to perform carpet and base installation in the Upper Office Expansion Area, and accordingly, (i) Landlord shall not be obligated to perform any carpet and base installation as a part of the Landlord's Work (and the carpet and base installation work shall be deemed excluded from the Landlord's Work), and (ii) Tenant shall be entitled to an allowance in an amount up to $127,000.00 (the "***Carpet Allowance***"), to be applied to the actual out-of-pocket cost incurred by Tenant in connection with its installation of carpet and base in the Upper Office Expansion Area (the "***Carpet Work***"). The Carpet Allowance shall be disbursed to Tenant in the same manner that the Improvement Allowance is to be disbursed to Tenant for Improvement Costs pursuant to Paragraph 1.3.3 below (and shall be subject Paragraph 1.3.3 as if it was the Improvement Allowance), provided that the Carpet Allowance shall only be disbursed for costs pertaining to the Carpet Work. Landlord shall coordinate the commencement of Landlord's Work with Tenant in connection with the Improvement Work (as defined in Paragraph 1.3.3 below). For purposes of this Lease, Landlord's Work shall be deemed "***Substantially Completed***" upon the completion of performance of the foregoing items, as certified by Landlord's architect, substantially in accordance with this

Paragraph 1.3.2, minor punch-list items excepted, and upon issuance by the applicable governmental authority of an occupancy permit for the Upper Office Expansion Area or the legal equivalent allowing legal occupancy of the Upper Office Expansion Area. Landlord shall cause the Landlord's Work to be Substantially Completed by the date that is one hundred twenty (120) days following the Commencement Date (as such date may be extended on a day-for-day basis to the extent to delays caused by events of Force Majeure (defined in Paragraph 24 below) or any acts or omissions of Tenant, including, without limitation, Tenant's election to delay the commencement of Landlord's Work in connection with the Improvement Work or Tenant's failure to promptly select the options further described on Exhibit A-4 attached hereto). Within ten (10) days after Landlord's Work is Substantially Completed, Landlord's and Tenant's respective representatives shall inspect the Premises and identify "punch-list" items of Landlord's Work (i.e., minor defects or conditions in Landlord's Work that do not materially and adversely interfere with Tenant's use and occupancy of the Premises for the permitted use set forth in this Lease) and jointly prepare a written list of such "punch-list" items. Landlord shall diligently complete all "punch-list" items set forth on such list as soon as reasonably possible thereafter. Landlord shall, however, be under no obligation to repair any damage caused by Tenant, all of which shall be repaired by Tenant at Tenant's cost. The parties acknowledge that Landlord may be performing Landlord's Work during Tenant's occupancy of the Premises, and the parties hereby agree that: (i) Tenant shall cooperate with Landlord and Landlord's schedule of performance of Landlord's Work during such occupancy so that Landlord may timely perform Landlord's Work; (ii) Landlord shall be permitted to cause Landlord's Work to be performed during normal business hours so long as it does not materially disrupt Tenant's normal business being conducted from the Premises; (iii) Tenant shall accept reasonable inconveniences associated with the performance of Landlord's Work which may occur during such occupancy, including without limitation, dust, noise, etc.; (iv) the performance of Landlord's Work as described in this paragraph shall not constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of any Rent payable pursuant to this Lease; (v) Landlord shall procure from its general contractor performing the Landlord's Work an industry standard warranty against defects in materials and workmanship, for a period of one (1) year following the Substantial Completion of Landlord's Work, Landlord shall assign such warranty to Tenant, and in connection therewith, Tenant shall waive all claims against Landlord relating to, or arising out of the construction of, the Landlord's Work; and (vi) Landlord shall have no responsibility or for any reason be liable to Tenant for any injury to or interference with Tenant's business arising from the performance of Landlord's Work (provided that the foregoing shall not be construed as a waiver of any personal injury or property damage claims to the extent caused by Landlord's willful misconduct or the gross negligence).

1.3.3 Improvement Allowance. Notwithstanding Paragraph 1.3.1 above to the contrary, Tenant shall be entitled to receive from Landlord a one (1) time improvement allowance (the "***Improvement Allowance***") in the amount of up to, but not exceeding, $364,500.00 (i.e., $20.00 per rentable square foot of the Upper Office Expansion Area), to help reimburse Tenant for the actual out-of-pocket costs incurred and paid for by Tenant (collectively, the "***Improvement Costs***") during the Improvement Period (as defined below) for the design, construction and installation of any additional private office and/or conference room improvements in the Upper Office Expansion Area (collectively, the "***Improvement Work***") during the Improvement Period. If Tenant retains Landlord as its construction manager for the Improvement Work, the Improvement Costs shall include a construction supervision and management fee payable to Landlord in an amount equal to five percent (5%) of the total Improvement Costs. If Tenant does not retain Landlord as its construction manager for the Improvement Work, Landlord will not charge a construction supervision or management fee with respect to the Improvement Work. As used herein, the "***Improvement Period***" shall mean the twelve (12) month period following the date that the Landlord's Work is Substantially Completed. The Improvement Work shall be undertaken by Tenant in accordance with Paragraphs 6 and 7 below. In no event shall Landlord be obligated to make disbursements pursuant to this Paragraph 1.3.3 in a total amount which exceeds the Improvement Allowance. Landlord shall from time to time disburse to Tenant the portion of the Improvement Allowance (as may be so reduced) to be used to reimburse Tenant for the Improvement Costs pertaining to the Improvement Work within twenty (20) days after Landlord has received all of the following with respect to the Improvement Work that has been completed or materials delivered to the job site (collectively, the "***Improvement Work Draw Documents***"): (a) a request for payment by Tenant certifying the portion of the Improvement Work that has been completed; (b) factually correct invoices for labor and materials rendered in connection with and evidencing the Improvement Work and the Improvement Costs and Tenant's payment thereof; and (c) executed mechanic's lien releases from all contractors, subcontractors and other persons or entities having lien rights performing the Improvement Work. Promptly following the completion of all of the Improvement Work, to the extent not already provided, Tenant shall deliver to Landlord executed final, unconditional mechanic's lien releases from all contractors, subcontractors and other persons or entities having lien rights performing the Improvement Work. Subject to possible extensions by reason of events of Force Majeure, Tenant shall not be entitled to receive any portion of the Improvement Allowance that is not used to pay for the Improvement Costs of the Improvement Work incurred during the Improvement Period, and any such unused amounts of the Improvement Allowance as of the end of the Improvement Period shall revert to Landlord and Tenant shall have no further rights with respect thereto. Notwithstanding any provision to the contrary contained in this Paragraph 1.3.3, Landlord may, at its sole option at any time, elect to pay Tenant the entire then-undisbursed Improvement Allowance without requiring the presentation of any Improvement Work Draw Documents, in which event upon receipt of such payment Tenant shall have no further right to the Improvement Allowance and Landlord shall be deemed to have satisfied all of its obligations to disburse the Improvement Allowance.

1.4 Extension Option.

1.4.1 Option Right. Landlord hereby grants Tenant one (1) option (the "***Extension Option***") to extend the initial Term for a period of five (5) years (the "***Option Term***"), which Extension Option shall be exercised only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below. Notwithstanding the foregoing, at Landlord's option, in addition to any other remedies available to Landlord under this Lease, at law and/or in equity, Tenant shall not be deemed to have properly exercised the Extension Option if as of the date of delivery of the Exercise Notice by Tenant, Tenant is in default under this Lease, beyond the expiration of any applicable notice and cure period. In addition, the Extension Option is personal to the original Tenant executing this Lease (the "***Original Tenant***") and any permitted assignee to which Tenant's entire interest in this Lease is

assigned (whether or not consent is required) pursuant to Paragraph 14 below (each, a "***Permitted Assignee***") and may only be exercised by the Original Tenant or such Permitted Assignee, as the case may be (and not any other assignee, or any sublessee or other transferee of Tenant's interest in this Lease or the Premises) if the Original Tenant or such Permitted Assignee, as the case may be, occupies at least fifty percent (50%) of the Premises as of the date of the Exercise Notice. Upon the proper exercise of the Extension Option, the initial Term shall be extended for the Option Term for the entire Premises then leased by Tenant (including any First Offer Space leased by Tenant pursuant to Paragraph 1.5 below for a lease term that is coterminous with the initial Term applicable to the initial Premises) (the "***Renewal Premises***").

1.4.2 Option Rent. The Base Rent payable by Tenant during the Option Term (the "***Option Rent***") shall be the greater of (i) the amount of Base Rent payable by Tenant for the Renewal Premises during the period immediately preceding the Option Term, which amount shall increase by three percent (3%) annually during the Option Term (the "***Floor Rent***"), and (ii) ninety-seven percent (97%) of the Fair Market Rental Rate (as defined hereinbelow) for the Renewal Premises, which amount shall increase by three percent (3%) annually during the Option Term. As used herein, the "***Fair Market Rental Rate***" for the Option Term shall mean the base rent (with expenses paid on a triple net basis) at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease, non-equity, unencumbered space comparable in size, location and quality to the Renewal Premises for a comparable term, which comparable space is located in the Project and in other comparable industrial buildings located on the I-880 corridor in San Leandro, California, taking into consideration the following concessions (the "***Concessions***"): (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space; and (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, condition, design, quality of finishes and layout of the improvements and the extent to which the same can be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant; and (c) other reasonable monetary concessions being granted such tenants in connection with such comparable space; provided, however, that in calculating the Fair Market Rental Rate, no consideration shall be given to (x) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's exercise of its right to lease the Renewal Premises during the Option Term or in connection with the comparable transactions or the fact that landlords are or are not paying real estate brokerage commissions in connection with such comparable space, and (y) any period of rental abatement, if any, granted to tenants in comparable transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces. If in determining the Fair Market Rental Rate a tenant improvement allowance is granted under item (b) above, Landlord may, at Landlord's sole option, elect any or a portion of the following: (A) to grant some or all of the Concessions to Tenant in the form as described above (i.e., as free rent or as an improvement allowance), and (B) to adjust the rental rate component of the Fair Market Rental Rate to be an effective rental rate which takes into consideration the total dollar value of the Concessions (in which case the Concessions evidenced in the effective rental rate shall not be granted to Tenant).

1.4.3 Exercise of Option. The Extension Option shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("***Interest Notice***") to Landlord not more than sixteen (16) months and not less than twelve (12) months prior to the expiration of the initial Term stating that Tenant may be interested in exercising the Extension Option, which Interest Notice may state Tenant's opinion of the Fair Market Rental Rate; (ii) Landlord, after receipt of Tenant's Interest Notice, shall deliver written notice (the "***Option Rent Notice***") to Tenant not less than eleven (11) months prior to the expiration of the initial Term setting forth the Option Rent; and (iii) if Tenant wishes to exercise the Extension Option, Tenant shall, on or before the date (the "***Exercise Date***") which is the earlier of (a) ten (10) months prior to the expiration of the initial Term and (b) thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the Extension Option by delivering written notice ("***Exercise Notice***") thereof to Landlord. If Landlord determines in the Option Rent Notice that the Option Rent shall equal ninety-seven percent (97%) of the Fair Market Rental Rate pursuant to Paragraph 1.4.2(ii) above (and shall not equal the Floor Rent), then concurrently with Tenant's delivery of the Exercise Notice, Tenant may object, in writing, to Landlord's determination of the Fair Market Rental Rate for the Option Term set forth in the Option Rent Notice, in which event such Fair Market Rental Rate shall be determined pursuant to Paragraph 1.4.4 below. If Tenant timely delivers the applicable Exercise Notice but fails to timely object in writing to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice, then Tenant shall be deemed to have accepted Landlord's determination thereof and the following provisions of Paragraph 1.4.4 shall not apply. Tenant's failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefor specified hereinabove, shall be deemed to constitute Tenant's waiver of the Extension Option. If Landlord determines in the Option Rent Notice that the Option Rent for the Option Term shall equal the Floor Rent pursuant to Paragraph 1.4.2(i) above, such determination shall be final and conclusive, and the following provisions of Paragraph 1.4.4 shall not apply.

1.4.4 Determination of Option Rent. If Tenant timely and appropriately objects in writing pursuant to Paragraph 1.4.3 above with respect to the Fair Market Rental Rate for the Option Term initially determined by Landlord in Landlord's Option Rent Notice, then Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement by the date (the "***Outside Agreement Date***") which is twenty (20) days following Tenant's delivery of the Exercise Notice, then each party shall submit to the other party a separate written determination of the Fair Market Rental Rate within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions of Paragraphs 1.4.4(a) through 1.4.4(h) below. The failure of Tenant or Landlord to submit a written determination of the Fair Market Rental Rate within such ten (10) business day period shall conclusively be deemed to be such party's approval of the Fair Market Rental Rate submitted within such ten (10) business day period by the other party.

(a) Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a real estate leasing broker who shall (i) have been active over the ten (10) year period ending on the

date of such appointment in the leasing of the Building and comparable buildings in the vicinity of the Building, (ii) have no financial interest in Landlord or Tenant, and (iii) not have represented or been employed or engaged by the appointing party during such 10-year period. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted applicable Fair Market Rental Rate for the Option Term is the closer to the actual Fair Market Rental Rate for such Option Term as determined by the arbitrators, taking into account the requirements with respect thereto set forth in Paragraph 1.4.2 above. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

(b) The two (2) arbitrators so appointed shall, within fifteen (15) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(c) The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate for the Option Term is closer to the actual Fair Market Rental Rate for such Option Term and shall select such closer determination as the Fair Market Rental Rate for such Option Term and notify Landlord and Tenant thereof.

(d) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(e) If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Paragraph 1.4.4(a) hereinabove, the arbitrator appointed by one of them shall reach the decision described in Paragraph 1.4.4(c) above, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(f) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, a third arbitrator shall be appointed by the Superior Court in and for the county of in which the Project is located.

(g) Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of it, and each shall pay one-half (1/2) of the fees and expenses of the third arbitrator, if any.

(h) In no event shall the Fair Market Rental Rate selected by the arbitrator(s) pursuant to this Paragraph 1.4.4 be less than the Floor Rent.

1.5 **Right of First Offer**. Landlord hereby grants to the Original Tenant and any Permitted Assignee a one-time right of first offer with respect to each space in the Building as that space becomes available for lease to third parties from time to time (the "***First Offer Space***"). Notwithstanding the foregoing, such first offer right of Tenant shall commence only following the expiration or earlier termination of the existing leases (including renewals (and irrespective of whether any such renewal is pursuant to an express written provision in such tenant's lease or whether such renewal is effectuated by a lease amendment or a new lease)) of the applicable First Offer Space (all such tenants under such existing leases are collectively referred to herein as the "***Superior Right Holders***"). Tenant's right of first offer shall be on the terms and conditions set forth in this Paragraph 1.5.

1.5.1 **Procedure for Offer**. Landlord shall notify Tenant (the "***First Offer Notice***") from time to time when any First Offer Space becomes available for lease to third parties (as reasonably determined by Landlord, and which, at Landlord's discretion, may be prior to the expiration of any Superior Right Holder's lease), provided that no Superior Right Holder wishes to lease such space. Pursuant to such First Offer Notice, Landlord shall offer to lease to Tenant the then-available First Offer Space. The First Offer Notice shall describe the space so offered to Tenant and shall set forth the base rent, lease term (subject to Paragraph 1.5.3 below), commencement date, free rent (if any), improvement allowance (if any) and other material economic terms upon which Landlord is willing to lease such space to Tenant (collectively, the "***Material Economic Terms***").

1.5.2 **Procedure for Acceptance**. If Tenant wishes to exercise Tenant's right of first offer with respect to the space described in a First Offer Notice, then within fifteen (15) days of delivery of such First Offer Notice to Tenant, Tenant shall deliver written notice to Landlord (the "***First Offer Exercise Notice***") irrevocably exercising its right of first offer with respect to the entire space described in such First Offer Notice on the terms contained in such First Offer Notice. If Tenant does not deliver a First Offer Exercise Notice to Landlord within such fifteen (15) day period, then Landlord shall be free to lease the space described in such First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires; provided, however, that Landlord shall not lease such First Offer Space to a third party on Material Economic Terms that are more than six percent (6%) more favorable to the third party (as determined on a net effective basis, and prorated by Landlord, as necessary to account for the difference between the lengths of the proposed term of the lease with such third party and the term of the lease offered to Tenant) than the Material Economic Terms offered in such First Offer Notice to Tenant, without first providing Tenant with a new First Offer Notice on such more favorable Material Economic Terms. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

1.5.3 **Amendment to Lease**. If Tenant timely exercises Tenant's right to lease the applicable First Offer Space as set forth herein, Landlord and Tenant shall promptly thereafter execute a lease amendment for such First Offer Space upon the terms and conditions as set forth in the First Offer Notice and this Paragraph 1.5; provided, however, an otherwise valid exercise of the such right of first offer shall be fully effective whether or not a lease amendment is executed. Tenant shall commence payment of Rent for such First Offer Space, and the lease term of such First Offer Space (the "***First Offer Term***") shall commence, on the date therefor set forth in the First Offer Notice and terminate on the date that this Lease terminates, such that the term of the two leases will

be coterminous, unless such First Offer Term would otherwise be less than three (3) years, in which event the First Offer Term shall instead terminate on the last day of the calendar month in which the third (3rd) anniversary of the commencement date of the First Offer Term occurs.

1.5.4 **Termination of Right of First Offer**. The rights contained in this Paragraph 1.5 shall be personal to the Original Tenant and any Permitted Assignee, and may only be exercised by the Original Tenant or any Permitted Assignee (and not any other assignee, or any sublessee or other transferee of Tenant's interest in this Lease or the Premises) if the Original Tenant or its Permitted Assignee occupies at least fifty percent (50%) of the Premises. The right of first offer granted herein shall terminate as to each particular First Offer Space offered to Tenant in a First Offer Notice upon the failure by Tenant to timely exercise its right of first offer with respect to such First Offer Space as offered by Landlord, unless Landlord is obligated to provide a new First Offer Notice as provided in Paragraph 1.5.2 above. Tenant shall not have the right to lease any First Offer Space, as provided in this Paragraph 1.5, if, as of the date of the attempted exercise of any right of first offer by Tenant, or as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under this Lease beyond any applicable notice and cure period set forth in this Lease.

1.6 **Short-Term Extension Option for Warehouse Premises**. Landlord hereby grants Tenant one (1) option (the "***Short-Term Warehouse Option***") to extend the Term solely with respect to the Warehouse Premises for a period of two (2) months (the "***Warehouse Option Term***"), which Short-Term Warehouse Option shall be exercised only by written notice by Tenant irrevocably exercising such Short-Term Warehouse Option (the "***Warehouse Option Exercise Notice***") delivered to Landlord no later than the date that is six (6) months prior to the Lease Expiration Date (as the same may be extended pursuant to Paragraph 1.4 above). Tenant's failure to timely deliver the Warehouse Option Exercise Notice shall be deemed to constitute Tenant's waiver of the Short-Term Warehouse Option. Notwithstanding the foregoing, at Landlord's option, in addition to any other remedies available to Landlord under this Lease, at law and/or in equity, Tenant shall not be deemed to have properly exercised the Short-Term Warehouse Option if as of the date of delivery of the Warehouse Option Exercise Notice by Tenant, Tenant is in default under this Lease, beyond the expiration of any applicable notice and cure period. In addition, the Short-Term Warehouse Option is personal to the Original Tenant and any Permitted Assignee and may only be exercised by the Original Tenant or such Permitted Assignee, as the case may be (and not any other assignee, or any sublessee or other transferee of Tenant's interest in this Lease or the Premises) if the Original Tenant or such Permitted Assignee, as the case may be, occupies at least fifty percent (50%) of the Premises as of the date of the Warehouse Option Exercise Notice. Upon the proper exercise of the Short-Term Warehouse Option, the Term solely with respect to the Warehouse Premises shall be extended for the Warehouse Option Term at the same rent (adjusted based on the rentable square footage of the Warehouse Premises) and on the same terms and conditions applicable to the Warehouse Premises immediately prior to the commencement of the Warehouse Option Term. In no event shall Tenant be entitled to exercise the Extension Option after Tenant has exercised the Short-Term Warehouse Option.

2. RENT AND LETTER OF CREDIT.

Rent (as defined below) shall accrue hereunder from the Commencement Date. The Base Rent (defined below) plus the Additional Rent (defined below) together with any other sums payable by Tenant under this Lease shall collectively constitute the "***Rent***."

2.1 **Base Rent**. As consideration for the leasing of the Premises, Tenant shall pay to Landlord as base rent the amounts per month provided in **Item 8** of the Basic Lease Provisions, subject to the provisions of Paragraph 2.2 below ("***Base Rent***"). The first (1st) full calendar month's Base Rent shall be due and payable upon execution of this Lease and thereafter, a monthly installment of Base Rent, in the same amount, subject to the adjustments described herein, shall be due and payable without demand and without offset or deduction (unless otherwise specifically provided for herein) on or before the first day of each calendar month during the Term following the Commencement Date, except that the Base Rent (the "***Partial Lease Month Rent***") for any fractional calendar month (a "***Partial Lease Month***") at the commencement or end of the Term, if applicable, shall be prorated on a daily basis based on a thirty (30) day month. There will be no overlap or doubling up of any Rent, Additional Rent and taxes pre-paid (if any) under the Prior Lease.

2.2 **Abated Base Rent**. Notwithstanding anything to the contrary contained in Paragraph 2.1 above, and provided that Tenant faithfully performs all of the terms and conditions of this Lease, Landlord shall abate Tenant's obligation to pay the monthly installments of Base Rent otherwise payable by Tenant for the Premises (collectively, the "***Abated Base Rent***") during months two (2), three (3), four (4), five (5), six (6), seven (7), thirty-six (36), sixty (60) and eighty-four (84) of the initial Term of this Lease (the "***Base Rent Abatement Period***"). During the Base Rent Abatement Period, Tenant shall remain responsible for the payment of all of its other monetary obligations under this Lease. Landlord and Tenant acknowledge that Tenant's right to receive the Abated Base Rent during the Base Rent Abatement Period has been granted to Tenant as additional consideration for Tenant's agreement to enter into this Lease and comply with the terms and conditions otherwise required under this Lease. If Tenant shall be in default under this Lease, and shall fail to cure such default within the time, if any, provided for cure pursuant to this Lease or if this Lease is terminated for any reason other than in connection with a Landlord default, casualty or condemnation, then, in addition to any other remedies Landlord may have under this Lease, Landlord, at its option, may elect that the unexpired portion of the Base Rent Abatement Period as of such default or termination shall be moved to the end of the Term, and Tenant shall immediately be obligated to begin paying Base Rent at the full amounts of the monthly installments therefor set forth in **Item 8** of the Basic Lease Provisions. Upon written notice to Tenant, Landlord shall have the right to purchase the Abated Base Rent at any time during the initial Term, by paying to Tenant an amount equal to the "Base Rent Abatement Purchase Price", as that term is defined below. As used herein, "***Base Rent Abatement Purchase Price***" shall mean the present value of the Abated Base Rent remaining during the initial Term, as of the date of payment of the Base Rent Abatement Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Abated Base Rent attributable to each remaining Lease Year (defined

below) (as though the portion of such Abated Base Rent benefitted Tenant at the end of each Lease Year), as the amounts to be discounted, and (ii) by using discount rates for each amount to be discounted equal to (A) the average rates of yield for United States Treasury Obligations with maturity dates as close as reasonably possible to the end of each Lease Year during which the portions of the Abated Base Rent would have benefitted Tenant, which rates shall be those in effect as of Landlord's exercise of its right to purchase, as set forth in this Paragraph 2.2, plus (B) two percent (2%) per annum. Upon such payment of the Base Rent Abatement Purchase Price, Tenant shall have no further right under this Paragraph 2.2 to Abated Base Rent, and the provisions of Paragraph 2.2 pertaining to the abatement of Base Rent during the Base Rent Abatement Period shall be deemed null and void and of no further force or effect. For the purposes of this Paragraph 2.2, "*Lease Year*" shall mean each consecutive twelve (12) month period during the initial Term (commencing on the Commencement Date), provided that the first Lease Year shall end on the last day of the twelfth (12th) full calendar month of the initial Term and the last Lease Year shall end on the last day of the Base Rent Abatement Period.

2.3 Letter of Credit.

2.3.1 **Delivery of Letter of Credit**. Concurrently with Tenant's execution of this Lease, Tenant will deposit with Landlord an original letter of credit (the "***L-C***"). The L-C shall (a) be in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the "**L-C Amount**"), (b) be in form and substance acceptable to Landlord in its sole discretion or otherwise in the form attached hereto as Exhibit D, (c) name Landlord as its beneficiary, (d) expressly allow Landlord to draw upon it at any time or from time to time, in part or in whole, by delivering an affidavit to the issuer certifying that an L-C Draw Event (defined below) has occurred, and the amount that Landlord is entitled to draw thereunder pursuant to the terms of this Lease, (e) be drawn on a FDIC-insured financial institution located in or with a branch in the San Francisco, California metropolitan area, and satisfactory to Landlord in its sole discretion (provided that Landlord hereby approves Citibank, N.A. as the bank to issue the L-C, which issuing bank shall be referred to herein as the "***Bank***"), which Bank must have a short term Fitch Rating which is not less than "F1", and a long term Fitch Rating which is not less than "A"(or in the event such Fitch Ratings are no longer available, a comparable rating from Standard and Poor's Professional Rating Service or Moody's Professional Rating Service) (collectively, the "***Bank's Credit Rating Threshold***"), (f) be unconditional, irrevocable, unamendable (without the written consent of the beneficiary) and transferable to a successor landlord without the consent of Tenant, and (g) otherwise be subject to the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. The L-C shall remain in full force and effect for a term commencing on or before the Commencement Date and expiring on the second (2nd) anniversary of the Commencement Date (the "**L-C Expiration Date**"), either via automatic renewal or fixed term. The L-C may be drawn upon from time to time in partial amounts or in full, and the proceeds thereof applied by Landlord for the purpose of curing any default or defaults of Tenant under this Lease, paying any amount due or that might become due to Landlord under this Lease and/or to compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code. The L-C shall not be deemed an advance payment of Rent or a measure of Landlord's damages for any default hereunder by Tenant, nor shall Landlord's receipt or possession thereof constitute a bar or defense to any action that Landlord may at any time commence against Tenant. In the event of a sale of the Building (or a portion thereof of which the Premises are a part) or the Project and the assumption by the purchaser of Landlord's obligations under this Lease, Landlord shall have the right to transfer the L-C to the purchaser to be held under the terms of this Lease, and, in such event, Landlord shall be released from all liability for the return of the L-C to Tenant, and Tenant shall look solely to such purchaser for return of the L-C. All transfer charges shall be for the account of Tenant. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L-C. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (A) such amount is past due to Landlord under the terms and conditions of this Lease and all applicable notice and cure periods have expired, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, "***Bankruptcy Code***"), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (D) this Lease has been rejected, or is deemed rejected, under Section 365 of the U.S. Bankruptcy Code, following the filing of a voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition against Tenant under the Bankruptcy Code, or (E) Tenant is placed into receivership or conservatorship, or becomes subject to similar proceedings under Federal or State Laws, or (F) Tenant executes an assignment for the benefit of creditors, or (G) if any of the Bank's Fitch Ratings (or other comparable ratings to the extent the Fitch Ratings are no longer available) have been reduced below the Bank's Credit Rating Threshold, and Tenant has failed to provide Landlord with a replacement letter of credit, conforming in all respects to the requirements of this Paragraph 2.3 (including, but not limited to, the requirements placed on the issuing Bank more particularly set forth in this Paragraph 2.3.1 above), in the amount of the L-C Amount, within ten (10) business days following Landlord's written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary), or (H) the Bank has notified Landlord that the L-C will not be renewed or extended through the L-C Expiration Date and Tenant has failed to provide Landlord with a replacement letter of credit, conforming in all respects to the requirements of this Paragraph 2.3 (including, but not limited to, the requirements placed on the issuing Bank more particularly set forth in this Paragraph 2.3.1 above), in the amount of the L-C Amount, at least thirty (30) days prior to the expiration of the L-C then held by Landlord (each of the foregoing being an "***L-C Draw Event***"). The L-C shall be honored by the Bank regardless of whether Tenant disputes Landlord's right to draw upon the L-C. In addition, in the event the Bank is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said L-C shall be deemed to fail to meet the requirements of this Paragraph 2.3, and, within ten (10) business days following Landlord's notice to Tenant of such receivership or conservatorship (the "***L-C FDIC Replacement Notice***"), Tenant shall replace such L-C with a substitute letter of credit from a different issuer (which issuer shall meet or exceed the Bank's Credit Rating Threshold and shall otherwise be acceptable to Landlord in its reasonable discretion) and that complies in all respects with the requirements of this Paragraph 2.3. If Tenant fails to replace such L-C with such conforming, substitute letter of credit pursuant to the terms and conditions of this Paragraph 2.3.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to declare Tenant to have committed a default under this Lease for which there shall be no notice or grace or cure periods

being applicable thereto (other than the aforesaid ten (10) business day period). Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement letter of credit (including, without limitation, Landlord's reasonable attorneys' fees), which replacement is required pursuant to this Paragraph or is otherwise requested by Tenant. In the event of an assignment by Tenant of its interest in this Lease (and irrespective of whether Landlord's consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord's prior written approval, in Landlord's sole and absolute discretion, and the attorney's fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within ten (10) business days of billing. Landlord represents and warrants that it no longer holds a letter of credit or cash security deposit under the Prior Lease and that any Prior Lease letter of credit obligation as expired.

2.3.2 **Application of L-C**. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any Applicable Laws, it being intended that Landlord shall not first be required to proceed against the L-C, and such L-C shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner. Tenant agrees and acknowledges that (i) the L-C constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, Tenant is placed into receivership or conservatorship, and/or there is an event of a receivership, conservatorship or a bankruptcy filing by, or on behalf of, Tenant, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

2.3.3 **Maintenance of L-C by Tenant**. If, as a result of any drawing by Landlord of all or any portion of the L-C, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within five (5) business days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency, and any such additional letter(s) of credit shall comply with all of the provisions of this Paragraph 2.3. Tenant further covenants and warrants that it will neither assign nor encumber the L-C or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

2.3.4 **L-C Not a Security Deposit**. Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a "security deposit" under any Applicable Laws applicable to security deposits in the commercial context, including, but not limited to, Section 1950.7 of the California Civil Code, as such Section now exists or as it may be hereafter amended or succeeded (the "***Security Deposit Laws***"), (2) acknowledge and agree that the L-C (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (3) waive any and all rights, duties and obligations that any such party may now, or in the future will, have relating to or arising from the Security Deposit Laws. Tenant hereby irrevocably waives and relinquishes the provisions of Section 1950.7 of the California Civil Code and any successor statute, which (x) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (y) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Paragraph 2.3 and/or those sums reasonably necessary to (a) compensate Landlord for any loss or damage caused by Tenant's breach of this Lease including any damages Landlord suffers following termination of this Lease and/or (b) compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code.

2.3.5 **Non-Interference By Tenant**. Tenant agrees not to interfere in any way with any payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of all or any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw down all or any portion of the L-C. No condition or term of this Lease shall be deemed to render the L-C conditional and thereby afford the Bank a justification for failing to honor a drawing upon such L-C in a timely manner. Tenant shall not request or instruct the Bank of any L-C to refrain from paying sight draft(s) drawn under such L-C.

2.3.6 **Waiver of Certain Relief**. Tenant unconditionally and irrevocably waives (and as an independent covenant hereunder, covenants not to assert) any right to claim or obtain any of the following relief in connection with the L-C: (i) a temporary restraining order, temporary injunction, permanent injunction, or other order that would prevent, restrain or restrict the presentment of sight drafts drawn under any L-C or the Bank's honoring or payment of sight draft(s); or (ii) any attachment, garnishment, or levy in any manner upon either the proceeds of any L-C or the obligations of the Bank (either before or after the presentment to the Bank of sight drafts drawn under such L-C) based on any theory whatever.

2.3.7 **Remedy for Improper Drafts**. Tenant's sole remedy in connection with the improper presentment or payment of sight drafts drawn under any L-C shall be the right to obtain from Landlord a refund of the amount of any sight draft(s) that were improperly presented or the proceeds of which were misapplied, together with interest at the rate provided in Paragraph 22.2 below ("***Interest Rate***"), and reasonable actual out-of-pocket attorneys' fees, provided that at the time of such refund, Tenant increases the amount of such L-C to the amount

(if any) then required under the applicable provisions of this Lease. Tenant acknowledges that the presentment of sight drafts drawn under any L-C, or the Bank's payment of sight drafts drawn under such L-C, could not under any circumstances cause Tenant injury that could not be remedied by an award of money damages, and that the recovery of money damages would be an adequate remedy therefor. In the event Tenant shall be entitled to a refund as aforesaid and Landlord shall fail to make such payment within ten (10) business days after demand, Tenant shall have the right to deduct the amount thereof together with interest thereon at the Interest Rate from the next installment(s) of Base Rent.

2.4 Additional Rent.

2.4.1 Definition. In addition to the Base Rent, Tenant agrees to pay to Landlord (collectively, "***Additional Rent***"): (a) Tenant's Proportionate Share of Taxes (as defined in Paragraph 4.1 below); (b) Tenant's Proportionate Share of Operating Expenses (as defined in Paragraph 2.4.3 below); and (c) all other amounts to be paid by Tenant to Landlord pursuant to this Lease.

2.4.2 Tenant's Proportionate Share. "***Tenant's Proportionate Share,***" as used in this Lease, shall mean the percentage figure in **Item 12** of the Basic Lease Provisions.

2.4.3 Operating Expenses. "***Operating Expenses***" shall mean all costs, fees, amounts, disbursements and expenses of every kind and nature paid or incurred by or on behalf of Landlord with respect to any calendar year during the Term, as determined by Landlord in its good faith discretion, in connection with the operation, ownership, maintenance, insurance, restoration, management, replacement or repair of the Project in a first class manner, including, without limitation, any amounts paid or incurred with respect to:

(a) Landlord's Operational Expenses (as defined in Paragraph 5.1 below), subject to amortization to the extent constituting a Capital Expenditure in accordance with item (j) below.

(b) Premiums for property, casualty, liability, rent interruption, earthquake, terrorism, flood or other types of insurance carried by Landlord (whether carried on a portfolio, Project or individual building basis) from time to time pursuant to Paragraph 12.2 below, and any deductibles thereunder actually paid by Landlord with respect thereto.

(c) To the extent not included in Landlord's Operational Expenses, cleaning expenses (including without limitation, garbage and refuse removal), pest control services, and the cost of any environmental inspections.

(d) Subject to Paragraph 10, the cost of providing fuel, gas, electricity, water, sewer, telephone, steam and other utility services.

(e) Attorneys', accountants' and consultants' fees and expenses in connection with the management, operation, administration, maintenance, restoration and repair of the Project, including, but not limited to, such expenses that relate to seeking or obtaining reductions in or refunds of Taxes, or components thereof, or the costs of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses.

(f) Fees for the administration and management of the Project in an amount equal to the sum of (i) three and one-half percent (3.5%) of the gross revenues of the Project (which shall be grossed up by Landlord to reflect the greater of actual occupancy or eighty percent (80%) occupancy of the entire Project on an annual basis), and (ii) three and one-half percent (3.5%) of Additional Rent, without regard to whether actual fees so paid are greater or less than such amount.

(g) Sales, use and excise taxes actually paid on goods and services purchased by Landlord for the management, maintenance, administration or operation of the Project.

(h) Payments under any declarations, covenants, conditions and restrictions or instruments pertaining to the Project or any easement, license or operating agreement or similar instrument which affects the Project (and any of the same pertaining to the sharing of costs by the Project).

(i) Costs and expenses of investigating, testing, documenting, monitoring, responding to, abating and remediating Hazardous Materials (defined below), ***other than*** (a) costs incurred to comply with Applicable Laws relating to the removal or remediation of Hazardous Materials which were in existence in the Building or the Project prior to the Commencement Date, and were of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state, and under the conditions that such Hazardous Materials then existed in the Building or the Project, would have then required the removal of such Hazardous Materials or other remedial or containment action with respect thereto ("***Remediation of Existing Hazardous Materials***") and (b) costs incurred to remove, remedy, contain, or treat Hazardous Material, which Hazardous Materials are brought into the Building or the Project after the date hereof by Landlord or any other tenant of the Project and are of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Materials, in the state, and under the conditions, that such Hazardous Materials then exist in the Building or the Project, would have then required the removal of such Hazardous Materials or other remedial or containment action with respect thereto ("***Remediation of Future Hazardous Materials***"). To the extent that Landlord receives reimbursement for any such costs and expenses of investigating, testing, documenting, monitoring, responding to, abating or remediating Hazardous Materials, such costs and expenses shall be excluded from Operating Expenses. Additionally, any costs and expenses

required to remediate existing groundwater contamination as described in Paragraph 22.35(a) below shall be excluded from Operating Expenses.

(j) The cost of any Capital Expenditure (defined below) to the Building or the Project. For the purposes of this Paragraph 2.4.3 with respect to Operating Expenses, "*Capital Expenditure*" shall mean any improvements, additions, repairs or replacements to the Building or the Project or the equipment or machinery used in connection with the Building or the Project required for the maintenance, operation and repair of the Building as reasonably determined by Landlord based on sound accounting and property management principles; provided, however, that the cost of any such Capital Expenditure shall be amortized over the useful life stated therefor in the manufacturer's manual (if applicable) or if not stated in the manufacturer's manual therefor, its reasonable useful life as reasonably determined by Landlord in accordance with such accounting and property management principles, consistently applied.

(k) Reserves set aside for the maintenance and repair of the Building or the Project.

Notwithstanding anything herein contained to the contrary, in no event shall Controllable Expenses (defined below) that are included in Operating Expenses for any calendar year following the first full calendar year of the Term exceed the product of (x) a fraction with a numerator that is the Index (defined below) for October of the calendar year in question and a denominator that is the Index for the prior calendar year, calculated on a cumulative and compounded basis, and (y) Controllable Expenses incurred for the prior calendar year (the "*Controllable Expense Cap*"). Notwithstanding the foregoing, for purposes of calculating adjustments as provided herein, and notwithstanding the actual increase in the Index, the Index shall be deemed to have increased by no less than three percent (3%) per calendar year, on a cumulative and compounded basis, and no more than six percent (6%) per calendar year, on a cumulative and compounded basis. The "*Index*" means the Consumer Price Index for All Urban Consumers, San Francisco-Oakland-San Jose, CA: All Items (1982-84=100) published by the United States Department of Labor, Bureau of Labor Statistics. For purposes of this Lease, "*Controllable Expenses*" shall mean (i) the amount of rent charged to Operating Expenses as rent for the Project management office, (ii) salaries of Project management personnel, including, but not limited to, the Project manager, assistant Project manager, Project engineers and secretaries, and (iii) the costs of janitorial service contracts, security service contracts, landscaping contracts, HVAC maintenance contracts, elevator maintenance contracts, and life safety maintenance contracts. Furthermore, notwithstanding anything contained in this paragraph to the contrary, Controllable Expenses shall not include (a) the cost of union labor, including labor which is not union as of the date of this Lease but which unionizes after the date of this Lease, (b) market-wide labor-rate increases due to extraordinary circumstances, including without limitation, boycotts and strikes, (c) costs incurred due to an event of Force Majeure, and (d) costs incurred to comply with Applicable Laws.

2.4.4 **Monthly Payments and Annual Reconciliation**. On or before the first day of each month of the Term, Tenant shall pay Landlord a sum equal to 1/12 of the estimated amount of Additional Rent payable for the calendar year in which such month occurs based on Landlord's reasonable estimate thereof, to be delivered by Landlord to Tenant. The monthly payments are subject to increase or decrease as determined by Landlord to reflect revised estimates of such costs (subject to the applicable Controllable Expense Cap). Tenant shall pay within ten (10) days following demand therefor by Landlord any increases in estimated Additional Rent upon receipt of any initial or revised estimate retroactive to January of that calendar year. The payments made by Tenant shall be reconciled annually, and following such reconciliation, Landlord shall deliver to Tenant a statement setting forth, in reasonable detail, Tenant's Proportionate Share of actual Operating Expenses and Taxes (the "*Actual Statement*"). If Tenant's total payments of Additional Rent are less than the actual Additional Rent due under Paragraph 2.4.1 as set forth on the applicable Actual Statement, Tenant shall pay the difference within thirty (30) days following delivery by Landlord of such Actual Statement to Tenant; if the total payments of Additional Rent made by Tenant are more than the actual Additional Rent due under Paragraph 2.4.1 as set forth on the applicable Actual Statement, Landlord shall retain such excess and credit it to Tenant's next accruing Additional Rent payments, except at the end of the Term, when any excess will be refunded after Landlord's delivery to Tenant of the Actual Statement for the last calendar year of the Term. Any failure or delay by Landlord in delivering any estimate, demand or reconciliation shall not affect the rights and obligations of the parties hereunder.

2.4.5 **Tenant's Audit Rights**. Provided that Tenant is not then in default under this Lease, Tenant shall have the right to cause a Qualified Person (as defined in Paragraph 2.4.5(c) below) to reasonably review supporting data for any portion of the Actual Statement of Operating Expenses and Taxes delivered by Landlord with respect to a calendar year during the Term in accordance with the following procedure; provided, however, that Tenant shall not have the right to audit all documentation relating to Building and/or Project operations as this would far-exceed the relevant information necessary to properly document a pass-through billing statement; provided, further however, that real estate tax statements, and information on utilities, repairs, maintenance and insurance will be made available to Tenant in accordance with the following:

(a) On the condition that (i) Tenant shall, within one (1) year after any Actual Statement is delivered to Tenant, deliver a written notice to Landlord specifying the portions of the Actual Statement that it claims to be incorrect, (ii) Tenant shall have paid to Landlord all amounts due from Tenant to Landlord as specified in the Actual Statement, and (iii) Tenant shall cause the Qualified Person to diligently perform its review and audit of such Actual Statement once commenced, and in any event complete such review and audit and deliver the results thereof to Landlord within ninety (90) days thereafter after such Actual Statement is delivered to Tenant (provided that Landlord provides the Qualified Person access to review the supporting data therefor pursuant to Paragraph 2.4.5 above during such period). In no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under this Lease (including without limitation, Tenant's obligation to make all payments of Rent) pending the completion of and regardless of the results of any review of records under this

Paragraph. The right of Tenant under this Paragraph may be exercised once annually for any Actual Statement, and if Tenant fails to meet any of the conditions specified in clauses (i), (ii) and (iii) of the first sentence of this Paragraph 2.4.5(a), each of which is a condition precedent to the exercise by Tenant of its audit rights under this Paragraph 2.4.5, the right of Tenant under this Paragraph for a particular Actual Statement shall be deemed waived.

(b) Tenant acknowledges that Landlord maintains its records for the Project at the Project office, and Tenant agrees that any review of records under this Paragraph shall be at the sole expense of Tenant and shall be conducted by a Qualified Person. Tenant acknowledges and agrees that the information contained in any records reviewed under this Paragraph constitute confidential information of Landlord ("***Landlord's Proprietary Information***"), which shall not be disclosed to anyone other than the Qualified Person performing the review, the principals of Tenant who receive the results of the review, Tenant's lawyers and lender and Tenant's accounting employees. If Landlord determines in its sole and absolute discretion that it has incorrectly overcharged Tenant for Operating Expenses, Landlord shall so notify Tenant and promptly reimburse Tenant for any such overcharge.

(c) Any errors disclosed by the review delivered to Landlord within the time period set forth in Paragraph 2.4.5(a)(iii) above shall be promptly corrected by Landlord; provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made. In the event of a disagreement between the two reviews, the review that discloses the least amount of deviation from the Actual Statement shall be deemed to be correct. If the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay the estimated Additional Rent, and if the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Operating Expenses were overstated by more than five percent (5%), then Landlord shall reimburse Tenant for the cost of Tenant's Qualified Person who performed the audit. If such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Additional Rent. A "***Qualified Person***" means an independent, third-party accountant or other person experienced in accounting for income and expenses of industrial projects engaged solely by Tenant, who is not compensated on a contingency fee basis and who has agreed, pursuant to a commercially reasonable written non-disclosure agreement not to disclose and to keep confidential all of Landlord's Proprietary Information to which it is provided access during its inspection of Landlord's records.

2.5 **Payment of Rent**. The first (1st) full calendar month's Rent shall be due and payable upon execution of this Lease in the total amount shown in **Item 10** of the Basic Lease Provisions. Thereafter, Tenant shall pay to Landlord all amounts due from Tenant to Landlord hereunder, whether for Rent or otherwise, in lawful money of the United States, at the place set forth in **Item 2** of the Basic Lease Provisions or at such other addresses as Landlord may have hereafter specified by written notice, without any deduction or offset whatsoever unless otherwise specifically provided for herein. Base Rent and Additional Rent shall be paid to Landlord without demand and without offset or deduction unless otherwise specifically provided for herein, in advance on or before the fifth (5th) day of each every calendar month during the Term. All other amounts due and payable to Landlord pursuant to the terms hereof shall be paid to Landlord upon demand pursuant to the terms of this Lease. The Base Rent or Additional Rent for any fractional calendar month at the commencement or end of the Term shall be prorated on a daily basis based on a thirty (30) day month.

2.6 **Late Payments**. Tenant acknowledges that late payment by Tenant of any sum owed to Landlord under this Lease (including, but not limited to any amount due as Rent hereunder) will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which are extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, time spent addressing the issue with Tenant, and late charges that may be imposed on Landlord by the terms of any obligation or note secured by any encumbrance covering the Premises. Therefore, if any installment of rent or other payment due from Tenant is not received by Landlord within five (5) business days of when due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the overdue rent or other payment as a late charge. Late charges shall be deemed Rent and shall be paid by Tenant to Landlord immediately upon demand. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of a late payment by Tenant. Acceptance of any late payment charge shall not constitute a waiver of Tenant's default with respect to the overdue payment, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease, at law or in equity, including, but not limited to, the interest charge imposed pursuant to Paragraph 22.2.

3. USE.

3.1 **Use of Premises**. The Premises shall be used only for the uses contained in **Item 13** of the Basic Lease Provisions (the "***Agreed Use***"), and for no other use or purpose without Landlord's prior written consent, which consent may be withheld or conditioned in Landlord's sole and absolute discretion; provided, further, in no event shall Tenant make use of all or any part of the Premises for the following uses: (i) any use which is in violation of any governmental laws, rules or regulations, whether now existing or hereafter enacted insofar as they might relate to Tenant's use and occupancy of the Premises; (ii) any use of the Premises which makes fire insurance unavailable to Landlord on the Building; (iii) sale of alcohol; (iv) sale, distribution, storage, manufacturing or growing/harvesting of marijuana or any other controlled substances; (v) lodging; (vi) sale of indecent or pornographic literature, adult entertainment, strip club, escort service or any other form of sexually oriented business; (vii) casino or other gambling establishment; or (viii) dance or nightclub. Tenant acknowledges and agrees that Landlord has not made any representations or warranties with respect to the suitability of the Premises, Building or Project for Tenant's uses. Tenant and Tenant's Parties (defined below) shall at all times comply with all reasonable rules and regulations

regarding the Premises, the Building and/or the Project as Landlord may reasonably establish from time to time, including, without limitation, the Rules and Regulations attached hereto as Exhibit B. "*Tenant's Parties*" shall mean any subtenants or occupants of the Premises and their respective agents, contractors, subcontractors, employees and licensees. Tenant agrees that Landlord shall not be responsible for nor liable to Tenant for any violation and/or enforcement of such rules and regulations by any other tenant of the Project; provided, however, Landlord agrees that it shall enforce the rules and regulations in a non-discriminatory manner against all tenants.

Tenant shall be responsible for and shall at its own cost and expense obtain any and all licenses and permits necessary to permit the Agreed Use of the Premises. Tenant shall comply with all laws (including, without limitation, the Americans with Disabilities Act of 1990 ("*ADA*"), ordinances, building codes, rules, regulations, orders and directives of any governmental authority having jurisdiction (including without limitation any certificate of occupancy) now or in the future applicable to the Premises (collectively, "*Applicable Laws*") applicable to Tenant's alterations to or use of the Premises. Without limiting the generality of the foregoing, and subject to Paragraph 7 below, Tenant shall, at its sole cost and expense, install and construct all physical improvements to or needed to serve the Premises, including, but not limited to, special plumbing, railings, ramps and other improvements for use by the handicapped, that are (a) required by any Applicable Laws enacted or becoming effective after the Commencement Date, or (b) made necessary by the nature of Tenant's particular use of or alterations to the Premises; provided, however, that Landlord shall have the right (but not the obligation) to install and construct any such improvements, in which case the cost thereof shall be equitably allocated by Landlord in its reasonable discretion among the benefited premises, and Tenant, immediately upon demand, shall pay to Landlord as Rent, such portion of the cost thereof as may be allocated equitably, in Landlord's reasonable discretion, to the Premises. Tenant shall not place a load upon the floor of the Premises which exceeds the load per square foot which such floor was designed to carry and/or which is allowed by Applicable Laws. Tenant shall promptly comply with all Applicable Laws in its business operations at the Premises. Tenant shall not take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Project or interfere with their use of their respective premises.

For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of and in connection with such notice: (a) Tenant, having read such notice and understanding Tenant's right to request and obtain a CASp inspection and with advice of counsel, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by Applicable Laws now or hereafter in effect; and (b) if the waiver set forth in clause (a) hereinabove is not enforceable pursuant to Applicable Laws now or hereafter in effect, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (i) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord on or before the Commencement Date; (ii) any CASp inspection timely requested by Tenant shall be conducted (1) between the hours of 9:00 a.m. and 5:00 p.m. on any business day, (2) only after ten (10) days' prior written notice to Landlord of the date of such CASp inspection, (3) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (4) at Tenant's sole cost and expense, including, without limitation, Tenant's payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the "*CASp Reports*") and all other costs and expenses in connection therewith; (iii) Tenant shall deliver a copy of any CASp Reports to Landlord within two (2) business days after Tenant's receipt thereof; (iv) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection; and (v) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord's obligation to repair as set forth herein, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by Applicable Laws to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within ten (10) business days after Tenant's receipt of an invoice therefor from Landlord.

Tenant shall not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon (or any other part of the Project) void or the insurance risk materially more hazardous. If any increase in the fire and extended coverage insurance premiums paid by Landlord or other tenants for the Project is caused by Tenant's use and occupancy of the Premises, then Tenant shall pay as Rent, immediately upon demand, the amount of such increase to Landlord, and, upon demand by Landlord, correct at Tenant's sole cost and expense the cause of such disallowance, increased cost, penalty or surcharge to the satisfaction of the particular insurance provider or authority, as applicable.

3.2 **Hazardous Materials**. Except for the incidental use of certain commonly used products in customary amounts for routine cleaning and maintenance of floors, bathrooms, windows, kitchens, and administrative offices on the Premises or Project, which products have been disclosed by Tenant to Landlord in the Environmental Questionnaire (as defined below) ("*Permitted Hazardous Materials*"), Tenant hereby represents, warrants and covenants that Tenant will not produce, use, store or generate any Hazardous Materials (as defined

below) on, under or about the Premises and/or Project. Tenant has fully and accurately completed Landlord's Pre-Leasing Environmental Exposure Questionnaire ("*Environmental Questionnaire*") attached hereto as Exhibit C, which is incorporated herein by this reference. If Tenant's Environmental Questionnaire indicates that Tenant will be utilizing Hazardous Materials, in addition to all other rights and remedies Landlord may have under this Lease, including, without limitation, declaring a default hereunder by Tenant for breach of representation, Landlord may require Tenant to execute an amendment to this Lease relating to such Hazardous Materials use, and Tenant's failure to execute any such amendment within ten (10) days after Landlord's delivery thereof to Tenant shall constitute a default hereunder by Tenant. Tenant shall not cause or permit any Hazardous Material (except for Permitted Hazardous Materials) to be brought upon, placed, stored, or used on, in, at, under or about the Premises, the Building and/or Project by Tenant or Tenant's Parties, and shall not permit any Hazardous Materials to be manufactured, generated, blended, handled, recycled, disposed of, or released on, in, at, under or about the Premises, the Building and/or Project by Tenant or Tenant's Parties. Tenant shall not excavate, disturb or conduct any testing of any soils on or about the Project without obtaining Landlord's prior written consent, and any investigation or remediation on or about the Project shall be conducted only by a consultant approved in writing by Landlord and pursuant to a work letter approved in writing by Landlord. Tenant shall keep, operate and maintain the Premises in full compliance with all federal, state and local environmental, health and/or safety laws, rules, statutes, directives, binding written interpretations, binding written policies, ordinances, regulations, codes, orders, guidelines permits or permit conditions issued by any governmental authority now or hereafter in effect and which pertain to or affect the Premises and/or the Project (or any portion thereof), the use, ownership, occupancy or operation of the Premises and/or the Project (or any portion thereof), and/or Tenant, and any other federal, state or local law, statute, rule, regulation or ordinance which regulates or proscribes the use, storage, disposal, presence, cleanup, transportation or release or threatened release into the environment of Hazardous Materials (collectively, "*Environmental Laws*").

Landlord hereby represents and warrants to Tenant that, as of the date of execution of this Lease, Landlord has not received written notice from any governmental authority that Hazardous Materials exist in the Building or Premises in violation of existing applicable Environmental Laws, and to Landlord's actual knowledge, the Building and the Premises do not currently contain any Hazardous Materials in violation of existing applicable Environmental Laws, except as described in the Environmental Reports (as defined below), copies of which have been delivered by Landlord to Tenant (including with respect to the presence of Hazardous Materials in the ground water beneath the Project). Tenant hereby acknowledges receipt of such notice of Hazardous Materials in compliance with California Health & Safety Code section 25359.7(a). As used in this Paragraph, the term "*Environmental Reports*" collectively refers to the following reports prepared with respect to the Premises: those certain Phase I and Phase II environmental assessment reports prepared by TRC Solutions dated April 18, 2014. As used in this Lease, the phrase "*actual knowledge*" shall mean the actual present knowledge of Adrian Comstock ("*Landlord's Representative*"), without investigation or inquiry or duty of investigation or inquiry. Such reference to Landlord's Representative shall not, however, create or result in any liability of Landlord's Representative for any breach of Landlord's representations and warranties in this Paragraph or elsewhere in this Lease and Landlord (and not such individual) shall be solely liable in the event of any such breach.

Landlord shall have the right (but not the obligation) to enter upon the Premises and cure any non-compliance by Tenant with the terms of this Paragraph 3.2 or any Environmental Laws or any release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on, in, at, under, from, or about the Premises or Project, regardless of the quantity of any such release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on or about the Premises or Project, the full cost of which shall be deemed to be Rent and shall be due and payable by Tenant to Landlord immediately upon demand. If Landlord elects to enter upon the Premises and cure any such non-compliance or release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on, in, at, under, from, or about the Premises or Project, Tenant shall not be entitled to participate in Landlord's activities on the Premises.

If any information provided to Landlord by Tenant in the Environmental Questionnaire, or otherwise relating to information concerning Hazardous Materials is false, incomplete, or misleading in any material respect, the same shall be deemed an Event Of Default by Tenant under this Lease.

Without limiting in any way Tenant's obligations under any other provision of this Lease, Tenant and its successors and assigns shall indemnify, protect, defend and hold Landlord, its partners, officers, directors, shareholders, employees, agents, lenders, contractors and each of their respective successors and assigns (collectively, the "*Indemnified Parties*") harmless from and against any and all claims, judgments, damages, penalties, enforcement actions, taxes, fines, remedial actions, liabilities, losses, costs and expenses (including, without limitation, actual attorneys' fees, litigation, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs), including, without limitation, damages arising out of the diminution in the value of the Premises or Project or any portion thereof, damages for the loss of the Premises or Project, damages arising from any adverse impact on the marketing of space in the Premises or Project, and sums paid in settlement of claims, which arise during or after the Term in whole or in part as a result of or related in any manner to the presence of any Hazardous Materials, in, on, at, under, from or about the Premises or the Project and/or other adjacent properties due to, caused by or in any manner related to Tenant's or Tenant's Parties' activities, or failures to act (including, without limitation, Tenant's failure to report any spill or release to the appropriate regulatory agencies), on or about the Premises or Project.

For purposes of this Lease, the term "*Hazardous Material*" means any chemical, substance, material, controlled substance, object, waste or any combination thereof, which is or may be hazardous to human health, safety or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosiveness, toxicity, carcinogenicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, benzene, toluene, ethyl benzene, xylenes, waste oil, asbestos, radon, polychlorinated biphenyls (PCBs), degreasers, solvents, and any and all of those chemicals, substances, materials, controlled substances, objects, wastes or combinations thereof which are now or may become in the future listed,

defined or regulated in any manner as "hazardous substances," "hazardous wastes," "toxic substances," "solid wastes" or bearing similar or analogous definitions pursuant to any and all Environmental Laws.

3.3 **Use of Common Areas; Parking**. Tenant and Tenant's Parties shall have the non-exclusive right, in common with the other parties occupying the Project, without parking charges for the parking allotted to Tenant in <u>**Item 14**</u> of the Basic Lease Provisions, to use the grounds, sidewalks and alleys of the Project that are designated by Landlord from time to time as common areas of the Project (collectively, the "***Common Areas***"), subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Outside storage, including without limitation, in trucks and other vehicles, is prohibited without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Tenant shall not obtain any rights to Common Areas, as designated by Landlord, other than those rights specifically granted to Tenant in this Lease. Landlord shall have the sole right of control over the use, maintenance, configuration, repair and improvement of the Common Areas. Landlord may make such changes to the use or configuration of, or improvements comprising, the Common Areas as Landlord may elect without liability to Tenant (including the right to add or eliminate buildings from the Project), subject only to Tenant's vehicular parking rights described hereinbelow; provided, however, that Landlord shall not alter, reconfigure, relocate or preclude access to the two hundred twenty (220) reserved parking spaces allotted to Tenant as set forth in <u>**Item 14**</u> of the Basic Lease Provisions and as depicted on <u>Exhibit A-5</u> attached hereto (the "***Allotted Parking Spaces***") without Tenant's prior consent. Tenant shall have throughout the Term the number and type of the Allotted Parking Spaces set forth in <u>**Item 14**</u> of the Basic Lease Provisions. Tenant's continued right to use such Allotted Parking Spaces and any other parking spaces in the Common Areas that Landlord (in its sole discretion) allows Tenant to use or rent (the "***Common Area Parking Spaces***") is conditioned upon Tenant abiding by all rules and regulations set forth on <u>Exhibit B</u> attached hereto and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. In addition, Landlord (or any parking operator (the "***Parking Operator***"), if designated by Landlord) may assign any Common Area Parking Spaces and/or make all or a portion of such spaces reserved or institute an attendant-assisted tandem parking program and/or valet parking program if Landlord (or the Parking Operator, if so designated by Landlord) determines in its sole discretion that such is necessary or desirable for orderly and efficient parking. Landlord (or the Parking Operator, if so designated by Landlord) specifically reserves the right, from time to time, to change the size, configuration, design, layout, location and all other aspects of the parking facilities located on the Project (the "***Parking Facilities***"), and Tenant acknowledges and agrees that Landlord (or the Parking Operator, if so designated by Landlord), from time to time, may, without incurring any liability to Tenant and without any abatement of Rent under this Lease temporarily close-off or restrict access to any of the Parking Facilities, for purposes of permitting or facilitating any such construction, alteration or improvements or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Project; provided, however, that Landlord shall not alter, reconfigure, relocate or preclude access to the two hundred twenty (220) Allotted Parking Spaces without Tenant's prior consent. The Allotted Parking Spaces are provided solely for use by Tenant's own personnel and invitees and such spaces may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval.

4. TAXES.

4.1 **Payment of Taxes**. Landlord shall pay the following taxes and assessments which are to be paid by or are incurred by Landlord with respect to the Project (or any portion thereof), including but not limited to, the following (collectively, "*Taxes*"): (a) all real property taxes (including general or special assessments) allocable to the Project; (b) license fees, commercial rental taxes, in lieu taxes, levies, charges, penalties or similar impositions imposed by any authority having the direct power to tax; (c) any tax on or measured by Rent received by Landlord from the Project or as against Landlord's business of leasing any of the Project; (d) any assessment, tax, fee, levy or charge imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, transportation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants; and (e) costs of determining, filing, contesting and appealing any such tax, assessment or charge, including reasonable accountants', attorneys' and consultants' fees. Notwithstanding the foregoing, Taxes shall not include any income, inheritance, documentary transfer, mortgage, estate or corporate franchise taxes of, paid by or incurred by Landlord. Provided that Tenant has paid to Landlord Tenant's Proportionate Share of Taxes, Landlord will refund to Tenant its fractional share of any refund of Taxes received by Landlord corresponding to such Tenant's Proportionate Share of Taxes paid by Tenant.

Taxes shall also include any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Taxes. It is hereby acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of California in June 1978 and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, transportation, refuse removal and other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges, and all similar assessments, taxes, fees, levies and charges be included within the definition of Taxes for purposes of this Lease.

4.2 **Liability for all Tenant Improvement Taxes**. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, fixtures, above-standard tenant improvements, and alterations, additions, or improvements placed by or for Tenant in the Premises (collectively, "***Tenant Improvement Taxes***"). If any such Tenant Improvement Taxes are (a) levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or (b) if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures, above-standard tenant improvements, or alterations, additions or improvements placed by or for Tenant in the Premises, and Landlord elects to pay the Tenant Improvement Taxes based on such increase, Tenant shall pay to Landlord, immediately upon Landlord's demand therefor, the amount paid by Landlord for such Tenant Improvement Taxes.

5. LANDLORD'S MAINTENANCE AND REPAIR.

5.1 **Landlord's Obligations**. Landlord shall maintain and repair the roof, structure and structural elements of the Building, including the foundation and the foundation footings and the structural portions of the exterior walls of the Building (collectively, the "Building Structure"), all base Building systems (including plumbing, fire suppression, sewers and water, but excluding the HVAC Systems (as defined in Paragraph 6.2 below), which is Tenant's responsibility) up to the point of connection to the Premises, and utility facilities stubbed to the Premises in good working order and condition, reasonable wear and tear excepted. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries, unless otherwise specified by Landlord in writing. Landlord shall maintain, repair (including renovation, restoration, replacement, and refurbishment) and repaint the exterior walls, overhead doors, canopies, entries, handrails, gutters, roofs (including the roof membranes) and other exposed parts of the Building as deemed necessary by Landlord to maintain safety and aesthetic standards. Landlord shall maintain, repair (including renovation, restoration, replacement, and refurbishment) and operate the Common Areas, including but not limited to, mowing grass and general landscaping, maintenance of parking areas, driveways and alleys, parking lot sweeping, paving and restriping, exterior lighting, painting, pest control and exterior window washing. The cost of all of the foregoing, including, without limitation, the cost of all supplies, uniforms, equipment, tools and materials, together with utility costs not otherwise charged directly to Tenant or other tenants, all wages and benefits of employees and independent contractors engaged by Landlord in the operation, maintenance and repair (including renovation, restoration, replacement, and refurbishment) of the Project (including, without limitation, Landlord's Managing Agent (defined in Paragraph 12.3.1 below)), all expenses for security and safety services and equipment, any license, permit and inspection fees required in connection with the operation, maintenance or repair of the Project (but not related to improvements or construction to tenant space or depreciation), management, consulting, legal and accounting fees of independent contractors engaged by Landlord (but not related to the negotiation or enforcement of leases), other costs and expenses actually incurred by Landlord in connection with the ownership, operation, leasing and management of the Project, and other usual costs and expenses which are typically paid by other landlords to provide on-site operation of industrial, warehouse and service center projects, are collectively referred to herein as "***Landlord's Operational Expenses***."

5.2 **Procedure and Liability**. Tenant shall give Landlord written notice of any defect or the need for repair of the items for which Landlord is responsible, after which Landlord shall have reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs, replacement or maintenance or the curing of such defect. If Tenant or Tenant's Parties caused any damage necessitating such repair, then Tenant shall pay to Landlord the cost thereof, immediately upon demand therefor. Tenant hereby waives the benefit of California Civil Code Sections 1941 and 1942, and any other statute providing a right to make repairs and deduct the cost thereof from the Rent (except as otherwise provided herein).

5.3 **Abatement of Rent When Tenant is Prevented from Using Premises**. If Tenant is prevented from fully using, and does not fully use, the Premises or any portion thereof, as a result of (a) any failure by Landlord to perform any repairs required to be performed by Landlord under this Lease within five (5) business days after Landlord has received written notice from Tenant of the need for such repairs (or such longer period of time as is reasonably required for such repair work if Landlord commences such repair work within such 5-business day period and thereafter diligently prosecutes same to completion), or (b) Landlord's entry into the Premises pursuant to Paragraph 13 below (each, an "***Abatement Event***"), then Tenant shall give Landlord written notice of such Abatement Event. If such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such written notice from Tenant ("***Eligibility Period***"), then Tenant's obligation to pay Base Rent and Tenant's Share of Operating Expenses and Taxes shall be abated or reduced, as the case may be, from and after the Abatement Event and continuing during such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises. To the extent Tenant shall be entitled to abatement of Base Rent and Tenant's Share of Operating Expenses and Taxes because of a damage or destruction pursuant to Article 11 below, or a taking pursuant to Article 15 below, then the Eligibility Period shall not be applicable.

5.4 **Landlord Failure to Make Repairs**. Notwithstanding any term or provision to the contrary contained in this Lease, if Tenant delivers written notice (the "***Tenant Repair Request***") to Landlord of an event or circumstance which requires the action of Landlord with respect to a repair and/or maintenance obligation (1) that Landlord is expressly required to perform pursuant to the terms and conditions of this Lease, and (2) for which Landlord's failure to perform results in an unreasonable interference with Tenant's access to the Premises or Tenant's use of the Premises for the Agreed Use, and Landlord fails to commence corrective action within a reasonable period of time, given the circumstances, after the receipt of such Tenant Repair Request, but in any event not later than thirty (30) days after receipt of such Tenant Repair Request, then Tenant may deliver an additional notice (the "***Second Repair Request***") to Landlord specifying that Tenant is taking such required action if Landlord fails to commence corrective action within (10) business days after receipt of the Second Repair Request (provided that such Second Repair Notice shall include the following language in bold, capitalized text: "**IF LANDLORD FAILS TO COMMENCE THE REPAIRS DESCRIBED IN THIS LETTER WITHIN TEN (10) BUSINESS DAYS FROM LANDLORD'S RECEIPT OF THIS LETTER, TENANT WILL PERFORM SUCH REPAIRS AT LANDLORD'S EXPENSE AND MAY BE ENTITLED TO OFFSET SUCH EXPENSES AGAINST RENT**"); provided, however, that in no event shall Tenant undertake any actions that could adversely affect the Building Structure or the systems and equipment of the Building. For the purposes of this Paragraph 5.4, the commencement of corrective action by Landlord shall not require that Landlord perform or engage in actual physical work. In order for Landlord to be deemed to have commenced corrective action, Landlord must have made a good faith effort in pursuit of a remedy to Landlord's repair and/or maintenance obligation. Accordingly, if Landlord fails to commence corrective action within (10) business days after receipt of the Second Repair Request, or in the event of an Emergency

(defined below), then Tenant may proceed to perform such repair and/or maintenance action, which Tenant shall diligently pursue until completion, and Tenant shall be entitled to reimbursement by Landlord of Tenant's actual, reasonable and undisputed out-of-pocket costs and expenses in taking such corrective action. For purposes of this Paragraph 5.4, an "***Emergency***" shall mean (i) an event threatening immediate and material danger to people located in the Premises, or (ii) an immediate, material damage to the improvements in the Premises or any of Tenant's furniture, fixtures and equipment in the Premises, or (iii) an event that will prevent Tenant from conducting its business in the Premises for the Agreed Use. In the event Tenant takes such corrective action in connection with an Emergency, then Tenant shall use commercially reasonable efforts under the circumstances to notify Landlord as soon as reasonably possible of such corrective action, which notice to Landlord the parties understand may be received after the necessary corrective action is taken with respect to an Emergency. Further, in the event Tenant takes such corrective action pursuant to Landlord's failure to commence corrective action within ten (10) business days after receipt of the Second Repair Notice or in connection with an Emergency, then Tenant shall use only those contractors used by Landlord in the Building for such work unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable buildings in the vicinity of the Building. Following completion of any work taken by Tenant pursuant to the terms of this Paragraph 5.4, Tenant shall deliver to Landlord a detailed invoice of the work completed, the materials used and the costs relating thereto. If Landlord does not deliver a written objection to Tenant within thirty (30) days after receipt of such an invoice from Tenant, then Landlord shall pay Tenant the amount set forth in such invoice. If Landlord fails to pay to Tenant any undisputed amount owed to Tenant pursuant to this Paragraph 5.4 within thirty (30) days following Landlord's receipt of Tenant's invoice for such undisputed costs, then Tenant shall be entitled to an offset against the next installment of monthly Base Rent payable under this Lease in an amount equal to the undisputed costs incurred by Tenant in taking the corrective action permitted under this Paragraph 5.4, provided that in no event shall Tenant be permitted to offset in any month more than twenty percent (20%) of the monthly installment of Base Rent payable by Tenant for such month. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such corrective action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to offset any such disputed costs against Base Rent unless required pursuant to court order or mutual agreement of the parties.

6. TENANT'S MAINTENANCE AND REPAIR.

6.1 Tenant's Maintenance. Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises (except those listed as Landlord's responsibility in Paragraph 5.1 above) in good and sanitary condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special store front or office entry, interior walls and finish work, floors and floor covering, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, and regular removal of trash and debris. If Tenant shall fail to make any repair for which Tenant is responsible within a reasonable period of time (provided that, with respect to any repairs anticipated to cost more than $100,000, within forty-five (45) days after the earlier of Tenant becoming aware of the need for such repairs or Tenant's receipt of notice from Landlord, Tenant shall provide Landlord with Tenant's action plan and contemplated schedule for the performance of such repairs) following notice from Landlord requiring the same, Landlord and its agents and contractors shall have the right, but not the obligation, and upon prior notice to Tenant, to enter upon the Premises and perform such repairs, the full cost of which shall be deemed to be Rent and shall be due and payable by Tenant to Landlord immediately upon demand. In the case of emergency, Landlord, its agents and contractors may enter upon the Premises to perform such repairs immediately without the necessity of prior notice to Tenant. Tenant shall maintain its trash receptacles within the Premises, and any of the dumpsters used solely by Tenant located outside of the Premises shall be maintained by Tenant in locations designated by Landlord. Landlord approves the current location of Tenant's outside dumpster. Repairs and maintenance by Tenant shall be made in accordance with all Applicable Laws, including without limitation, the ADA. The cost of maintenance and repair of any wall, divider, partition or any other structure separating the Premises from any adjacent premises occupied by other tenants ("***Common Party Wall***") shall be shared equally by Tenant and the tenant(s) occupying such adjacent premises. Tenant shall not damage any Common Party Wall or disturb the integrity and support provided by any Common Party Wall and shall, at its sole cost and expense, promptly repair any damage or injury to any Common Party Wall caused by Tenant or Tenant's Parties.

6.2 Maintenance/Service Contracts. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for the maintenance and service of all hot water, heating, ventilation and air conditioning systems ("***HVAC Systems***") within the Premises. The maintenance contractor and the maintenance/service contract must be approved in writing by Landlord or Landlord's Managing Agent in advance. The maintenance/service contract shall include all services recommended by the equipment manufacturer within the operation/maintenance manual and shall become effective (and a copy thereof delivered to Landlord and Landlord's Managing Agent) within thirty (30) days following the date Tenant takes possession of the Premises.

7. ALTERATIONS.

Landlord acknowledges that Tenant's business and, likely, space needs will be changing throughout the Term of this Lease. Therefore, on and after the Commencement Date, Tenant may desire to make, at its sole expense, alterations, additions or improvements to the Premises (including, without limitation, roof and wall penetrations) which Tenant deems necessary or desirable (collectively, "***Alterations***"). Except as otherwise provided below, all such Alterations shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing to the contrary, Tenant may make Acceptable Changes (defined below) ***without Landlord's consent***, provided that (a) Tenant delivers to Landlord written notice of such

Acceptable Changes to Landlord at least ten (10) business days prior to the commencement thereof, (b) such Acceptable Changes shall be performed by or on behalf of Tenant in compliance with the other provisions of this Paragraph 7 applicable to permitted Alterations, and (c) such Acceptable Changes shall be performed by qualified contractors and subcontractors which normally and regularly perform similar work in comparable buildings in the vicinity of the Building. "*Acceptable Changes*" shall mean any Alterations that (i) do not (a) affect the Building Structure or other structural components of the Building or (b) materially affect any systems and equipment of the Building, (ii) are not visible for the exterior of the Building, (iii) do not cost more than $50,000.00, and (iv) do not require the issuance of a building permit or other governmental approval. Any permitted Alterations shall be performed using workmanship and materials of a quality consistent with the rest of the Premises, and Tenant shall comply with all Applicable Laws in making such Alterations and diligently prosecute all such Alterations to completion. Upon completion of any permitted Alterations requiring building permits or other governmental approvals (or for which such plans were actually prepared), Tenant shall deliver to Landlord final as built plans of such Alterations. In the event that Tenant requests any Alterations (other than Acceptable Changes), Landlord may condition its consent to any such Alterations on, among other things, Tenant's written agreement to remove such Alterations (and restore the Premises to the condition existing prior to the installation of such Alterations) upon the expiration or earlier termination of this Lease. In the event Landlord does not condition its consent with a requirement of removal of such Alterations upon the expiration or earlier termination of this Lease, then Tenant shall have no obligation to remove such items at the expiration or earlier termination of this Lease; provided, however, that the foregoing shall not alter or impair Tenant's restoration obligations set forth in Paragraph 16.1 below with respect to the currently existing improvements in the Warehouse Premises. Landlord may also impose as a condition to its consent to any Alterations (other than Acceptable Changes) such other requirements as Landlord may deem necessary or desirable, in its reasonable discretion, including, without limitation that: (A) Landlord shall be furnished with working drawings for Landlord's approval (as well as any required building permits or other governmental approvals) before work commences; (B) Landlord shall reasonably approve the contractors by whom the work is to be performed; (C) Tenant or Tenant's general contractor shall obtain adequate course of construction and general liability insurance naming Landlord, Landlord's Managing Agent and any lender of Landlord and as additional insureds thereunder; (D) Tenant shall comply with Landlord's reasonable instructions relating to the manner in which the work is to be performed and the times during which it is to be accomplished. Tenant shall reimburse Landlord for all out-of-pocket costs and expenses incurred by Landlord for any architectural, engineering, or legal services in connection with any Alterations (other than Acceptable Changes), including, without limitation, Landlord's review of the plans and specifications for purposes of determining whether to consent to such Alterations. All Alterations shall be performed so as not to obstruct the access to the premises of any other tenant in the Building or Project. Should Tenant make any Alterations (other than Acceptable Changes) without Landlord's prior written consent, or without satisfaction of any of the conditions established by Landlord in conjunction with granting such consent, Landlord shall have the right, in addition to and without limitation of any right or remedy Landlord may have under this Lease, at law or in equity, to require Tenant to remove all or some of such Alterations at Tenant's sole cost and restore the Premises to the same condition as existed prior to undertaking, constructing or installing such Alterations, or if Tenant shall fail to do so, Landlord may cause such removal or restoration to be performed at Tenant's expense and the cost thereof shall be Rent to be paid by Tenant to Landlord immediately upon demand. All Alterations shall remain the property of Tenant until termination of this Lease, at which time they shall be and become the property of Landlord unless, subject to the removal and restoration obligations set forth in this Paragraph and Paragraph 16.1 below, Tenant is required hereunder to remove such Alterations or other improvements from the Premises.

8. LIENS.

Tenant shall have no authority, express or implied, to create or place (or allow to be created or placed) any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises or the Project, or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid the full amount of all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed by Tenant on the Premises, in every case, before such amounts become delinquent. Tenant shall discharge of record by payment or bond over any lien filed against the Premises or the Project on account of any labor performed or materials furnished in connection with any work performed by or for Tenant on the Premises within ten (10) business days after Tenant is notified of the filing of any claim of lien. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all Claims (defined below) based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Project or this Lease arising from any act or agreement of Tenant. Tenant agrees to give Landlord prompt written notice of the placing of any lien or encumbrance against the Premises or the Project. Landlord shall have the right, at Landlord's option, of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and applicable late charges, shall be Rent immediately due and payable by Tenant upon rendition of a bill therefor.

9. SIGNS.

9.1 **Tenant's Exterior Signs**. Subject to the approval of all applicable governmental entities, and subject to all applicable laws, Tenant shall continue to have the right to its currently existing exterior signage at the Project ("*Tenant's Exterior Signs*"), which Tenant's Exterior Signs are located on the east (above the entrance) side of the Building and on the southeast (facing Williams Street) side of the Building, as depicted on Exhibit E attached hereto. Tenant shall, at its sole cost and expense, be responsible for maintaining, repairing and replacing the Tenant's Exterior Signs in compliance with all applicable laws and subject to the applicable provisions of Paragraphs 6 and 7 above. Tenant shall be responsible for maintaining insurance on the Tenant's Exterior Signs as part of the insurance required to be carried by Tenant pursuant to Paragraph 12.3 below. To the extent any of the Tenant's Exterior Signs is located on a signage monument of the Project, Landlord shall maintain, repair and insure such signage monument and Tenant shall pay to Landlord, within ten (10) business days after demand, a pro-rata share of the costs

of maintenance, insurance and repair of any signage monument upon which Tenant's Exterior Signage is located (such pro-rata share for such signage monument to be determined by Landlord based upon the number of tenant signs on such signage monument). Landlord shall have the right to relocate, redesign and/or reconstruct any signage monument from time to time; and any such relocation, redesign and/or reconstruction shall be at Landlord's sole cost and expense unless such monument serves the Project generally (including Tenant) or tenants of the Project (including Tenant), in which event Tenant shall pay its pro-rata share of the costs for such relocation, redesign and/or reconstruction in the same manner as provided in the preceding sentence. Should the Tenant's Exterior Signs require maintenance, repairs and/or replacement as determined in Landlord's reasonable judgment, Landlord shall have the right to provide written notice thereof to Tenant and Tenant shall cause such repairs, replacement and/or maintenance to be performed within ten (10) business days after receipt of such notice from Landlord, at Tenant's sole cost and expense; provided, however, if such repairs, replacement and/or maintenance are reasonably expected to require longer than ten (10) business days to perform, Tenant shall commence such repairs, replacement and/or maintenance within such ten (10) business day period and shall diligently prosecute such repairs, replacement and maintenance to completion. Should Tenant fail to perform such maintenance, repairs and/or replacement within the periods described in the immediately preceding sentence, Landlord shall have the right to cause such work to be performed and to charge Tenant as Additional Rent for the actual and reasonable costs of such work.

9.2 Criteria for Changes. Except as otherwise provided in Paragraph 9.1 above regarding Tenant's Exterior Signs, Tenant shall not, without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion: (a) make any changes to or paint the exterior of the Building; (b) install any exterior lights, decorations or paintings; or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which are visible from the exterior of the Premises. All signs (including modifications to and replacements of Tenant's Exterior Signs), decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, design, lighting, color general appearance and other criteria. Tenant shall, at its expense, cause the Tenant's Exterior Signs to be (i) in compliance with all Applicable Laws, all covenants, conditions and restrictions relating to the Premises, Building and/or Project, and the terms of Landlord's signage program, as the same may be changed from time to time at Landlord's sole discretion, and (ii) maintained by Tenant in a good and first class condition and in proper operating order at all times.

9.3 Transferability. The rights to Tenant's Exterior Signs are personal to the Original Tenant and any Permitted Assignee and may not be transferred by the Original Tenant or such Permitted Assignee, as the case may be, or used by anyone else. In addition, Tenant shall only have such rights to the Tenant's Exterior Signage when the Original Tenant or such Permitted Assignee, as the case may be, is in actual and physical possession of at least fifty percent (50%) of the Premises and at least fifty percent (50%) of the Premises is continuously and uninterruptedly open for business for the Agreed Use pursuant to Paragraph 3.1 above.

9.4 Removal. Upon the expiration or earlier termination of this Lease or upon Tenant's loss of its rights to the Tenant's Exterior Signage pursuant to Paragraph 9.3 above, Landlord may, at its option, require Tenant, at its sole cost and expense, to remove or cause to be removed the Tenant's Exterior Signs (and any other sign installed by Tenant on or about the exterior of the Building), and Tenant shall repair all damage occasioned thereby and restore the affected areas to their original condition prior to the installation of the Tenant's Exterior Signs (and, if applicable, such other exterior signage) so required to be removed.

10. UTILITIES.

Tenant shall pay for all separately metered water, gas, heat, light, telephone, sewer and sprinkler charges and for other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities (in every case, before such amounts become delinquent), and shall furnish all electric light bulbs and tubes to the Premises. Landlord shall in no event be liable for any damages directly or indirectly resulting from or arising out of the interruption or failure of utility services on or to the Premises. Tenant shall have no right to terminate this Lease nor shall Tenant be entitled to any abatement in Rent as a result of any such interruption or failure of utility services. No such interruption or failure of utility services shall be deemed to constitute a constructive eviction of Tenant.

11. FIRE AND CASUALTY DAMAGE.

11.1 Reconstruction. If the Building is damaged or destroyed, Landlord shall, except as hereinafter provided, promptly and diligently repair or rebuild the Building to substantially the condition in which the Building existed immediately prior to such damage or destruction, provided that insurance is available to pay one hundred percent (100%) or more of the cost of such restoration, excluding the deductible amount. Landlord shall not be obligated to repair any improvements made or paid for by Tenant.

11.2 Rent Abatement. Rent shall be abated proportionately during any period when, by reason of such damage or destruction, there is substantial interference with Tenant's use of the Premises, with respect to that portion (or all, if applicable) of the Premises that is rendered untenantable or unusable by such damage or destruction and not used by Tenant. Such abatement shall commence upon the date of such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do and, if legally required, issuance of a certificate of occupancy or the legal equivalent allowing legal occupancy for the Premises or the affected portion thereof. If Landlord reasonably determines that continuation of business is not practical pending reconstruction, Rent shall proportionately abate until reconstruction is substantially completed or until business is totally or partially resumed in the affected portion of the Premises, whichever occurs earlier.

11.3 Option to Terminate. (i) If the Office Premises is substantially damaged or destroyed to the extent that Landlord determines in good faith that the Office Premises cannot or will not, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of Landlord's discovery of the damage or destruction, notwithstanding the fact that the Warehouse Premises has not been totally damaged or destroyed, the sole right of both Landlord and Tenant shall be the option to terminate this Lease. (ii) If the Warehouse Premises is substantially damaged or destroyed to the extent that Landlord determines in good faith that such space cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of Landlord's discovery of the damage or destruction, notwithstanding the fact that the Office Premises has not been totally damaged or destroyed, the sole right of Landlord and Tenant shall be the option to terminate this Lease with respect to the Warehouse Premises only. Landlord shall notify Tenant of Landlord's determination, in writing, within sixty (60) days after the date of Landlord's discovery of the damage or destruction. If Landlord determines that under clause (i) above the Office Premises can be fully repaired or restored within the one hundred eighty (180)-day period, or if Landlord determines that such repair or restoration cannot be made within said period but neither party elects to terminate within thirty (30) days from the date of said determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible. If Landlord determines that under clause (ii) above the Warehouse Premises can be fully repaired or restored within the one hundred eighty (180)-day period, or if Landlord determines that such repair or restoration cannot be made within said period but neither party elects to terminate within thirty (30) days from the date of said determination, this Lease shall remain in full force and effect and Landlord shall diligently repair and restore the damage as soon as reasonably possible. If this Lease is terminated pursuant to this Paragraph 11.3 with respect to the Warehouse Premises only, (a) after the date of such termination, the Base Rent and Tenant's Proportionate Share shall be equitably adjusted and (b) upon Tenant's written request and provided alternative warehouse space at the Building is then vacant and available for lease, Landlord agrees to negotiate in good faith with Tenant with respect to the lease of alternative warehouse space at the Building, either on a temporary basis (pending restoration of the Warehouse Premises) or on a long-term basis, as the parties shall mutually agree.

11.4 Option to Terminate for Uninsured Casualty. In the event the Office Premises is substantially damaged or destroyed and is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under Paragraph 12.2 below, Landlord may terminate this Lease by written notice to Tenant given within sixty (60) days after the date of Landlord's discovery of said damage or destruction. In the event the Warehouse Premises is substantially damaged or destroyed and is not fully covered by the insurance proceeds received by Landlord under the insurance policies required under Paragraph 12.2 below, Landlord may terminate this Lease with respect to the Warehouse Premises only by written notice to Tenant given within thirty (30) days after the date of Landlord's receipt of written notice from Landlord's insurance company that said damage or destruction is not so covered. If Landlord does not elect to terminate this Lease, this Lease shall remain in full force and effect, and the Office Premises and/or the Warehouse Premises (as applicable) shall be repaired and rebuilt in accordance with the provisions for repair set forth in Paragraph 11.1 above. If this Lease is terminated pursuant to this Paragraph 11.4 with respect to the Warehouse Premises only, then after the date of such termination, the Base Rent and Tenant's Proportionate Share shall be equitably adjusted.

11.5 Destruction Near End of Term. Notwithstanding the foregoing, if the Premises or the Project are wholly or partially damaged or destroyed within the final six (6) months of the Term, Landlord or Tenant may, at each party's option, elect to terminate this Lease upon written notice given to the other party within thirty (30) days following such damage or destruction.

11.6 Destruction of Improvements and Personal Property. In the event of any damage to or destruction of the Premises or the Project, under no circumstances shall Landlord be required to repair, replace or compensate Tenant, Tenant's Parties or any other person for the trade fixtures, machinery, equipment, furniture or other personal property of Tenant or any of Tenant's Parties, or any alterations, additions or improvements installed in the Premises by Tenant, and Tenant shall promptly repair and replace all such personal property, alterations, additions and improvements at Tenant's sole cost and expense.

11.7 Exclusive Remedy. The provisions of this Paragraph 11 shall constitute Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Project, and Tenant waives and releases all statutory rights and remedies in favor of Tenant in the event of damage or destruction, including without limitation those available under California Civil Code Sections 1932 and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage or destruction of all or any portion of the Premises or the Project.

11.8 Lender Discretion. Notwithstanding anything herein to the contrary, if the holder of any indebtedness of Landlord secured by a mortgage or deed of trust covering the Premises or Project requires that following a substantial damage or destruction all or any portion of the insurance proceeds from insurance held by Landlord be applied to such indebtedness, then Landlord shall have the right to deliver written notice to Tenant within sixty (60) days of Landlord's discovery of the damage or destruction terminating this Lease as of the date of the occurrence which resulted in the claim of such insurance proceeds.

11.9 Warehouse Premises Restoration Obligations. Notwithstanding any provision to the contrary contained in this Lease, if Landlord elects to terminate this Lease in its entirety or with respect to the Warehouse Premises only pursuant to Landlord's termination rights set forth in Paragraphs 11.3, 11.4, 11.5 or 11.8 above, then Tenant shall be relieved of Tenant's obligations to perform the Warehouse Restoration Work (as defined in Paragraph 16.1 below). In addition, notwithstanding any provision to the contrary contained in this Lease, if Tenant elects to terminate this Lease in its entirety or with respect to the Warehouse Premises only pursuant to Tenant's termination rights set forth in Paragraphs 11.3 or 11.5 above, then Tenant shall be relieved of Tenant's obligations to perform the Warehouse Restoration Work, *but only to the extent* that the damage or destruction giving rise to Tenant's

termination right requires repairs to or reconstruction of the area of the Warehouse Premises to which such Warehouse Restoration Work obligation applies (it being acknowledged and agreed that Tenant shall in no event be relieved of such Warehouse Restoration Work obligation to the extent that the damage or destruction giving rise to Tenant's termination right does not require repairs to or reconstruction of the area of the Warehouse Premises to which such Warehouse Restoration Work obligation applies).

12. INDEMNITY AND INSURANCE.

12.1 **Indemnity**. Tenant hereby releases all Indemnified Parties, and shall indemnify, protect, defend and hold the Indemnified Parties harmless from and against any and all claims, judgments, damages, liabilities, losses, sums paid in settlement of claims, costs and expenses (including, but not limited to, reasonable attorneys' fees and litigation costs), obligations, liens and causes of action, whether threatened or actual, direct or indirect (collectively, "***Claims***"), arising or resulting in any way (directly or indirectly) from or in connection with, or in any manner relating (in whole or in part) to: (a) Tenant's or Tenant's Parties' activities in, on or about the Premises or Project (including, without limitation, Tenant's breach or default of any obligation of Tenant to be performed under the terms of this Lease, the conduct of Tenant's business, the nonobservance or nonperformance of any Applicable Laws, and/or the negligence or misconduct of Tenant or Tenant's Parties) whether during, after or prior to the Term and including during the term of the Prior Lease; or (b) the buildings and improvements located on the Project becoming out of repair (to the extent Tenant is responsible under this Lease for such repair); provided, however, that such release and indemnity shall not apply to injury to persons or damage to property the sole cause of which is the gross negligence or willful misconduct of Landlord, but only to the extent such injury or damage is not insured or required to be insured by Tenant under this Lease. Landlord shall indemnify and hold Tenant harmless from and against any and all claims to the extent arising out of (i) Landlord's negligence or willful misconduct or (ii) any breach or default by Landlord in the performance of any of its obligations under this Lease; provided, however, that such indemnity shall not apply to the negligence or willful misconduct of Tenant or any of Tenant's Parties. Landlord shall not be liable to Tenant for any damages to the extent solely arising from any direct act, omission or neglect of any other tenant in the Project.

12.2 **Landlord's Insurance**. So long as the same is available at commercially reasonable rates, Landlord shall maintain "All Risk" Property Insurance on the Project at replacement cost value as reasonably estimated by Landlord, workers' compensation insurance as required by California law and commercial general liability insurance together with such other insurance coverage as Landlord, in its reasonable judgment, may elect to maintain, which may include, without limitation, loss of rental income coverage. Such insurance shall be for the sole benefit of Landlord and under its sole control. The premiums for any such insurance shall be included in Operating Expenses.

12.3 **Tenant's Insurance Obligations**. Tenant agrees that at all times from and after the date Tenant is given access to the Premises for any reason, Tenant shall carry and maintain, at its sole cost and expense, the following types, amounts and forms of insurance:

12.3.1 **General Liability Insurance**. A broad form comprehensive general liability or commercial general liability policy covering property damage, personal injury, advertising injury and bodily injury, and including blanket contractual liability coverage for obligations under this Lease, covering the Project in an amount of not less than the amount per occurrence and in the aggregate as specified in **Item 15** of the Basic Lease Provisions. Such policy shall be in the occurrence form with a per location general aggregate. Each policy shall name Landlord, any management agent from time to time designated by Landlord ("***Landlord's Managing Agent***"), and any lender of Landlord as additional insureds, and shall provide that any coverage to additional insureds shall be primary; when any policy issued to Landlord provides duplicate coverage or is similar in coverage, Landlord's policy will be excess over Tenant's policies. No deductibles in excess of Twenty-Five Thousand Dollars ($25,000) per occurrence shall be permitted. Tenant shall pay any deductibles. The amounts of such insurance required hereunder shall be subject to adjustment from time to time as required by Landlord based upon Landlord's reasonable determination as to: (a) the amounts of such insurance generally required at such time for comparable tenants, premises and buildings in the general geographical location of the Project; (b) as reasonably requested by any lender with an interest in the Building or Project; (c) Tenant's activities other than those activities expressly contemplated by this Lease; or (d) any combination of the foregoing.

12.3.2 **Property Insurance**. A policy or policies, including the Boiler and Machinery Perils and the Special Causes of Loss form of coverage ("***All Risks***"), including vandalism and malicious mischief, theft, sprinkler leakage (including earthquake sprinkler leakage) and water damage coverage in an amount equal to the full replacement value, new without deduction for depreciation, on an agreed amount basis (no co-insurance requirement), of all trade fixtures, furniture, equipment and other personal property in the Premises, and all alterations, additions and improvements in or to the Premises (including, without limitation, those alterations, additions and improvements installed by or for Tenant or provided to Tenant). Such insurance shall also include business interruption and extra expense coverage for Tenant's operations and debris removal coverage for removal of property of Tenant and Tenant's Parties which may be damaged within the Premises. Such coverage shall name the Landlord, Landlord's Managing Agent and any lender of Landlord as additional insureds and/or loss payees as its interest may appear. No deductibles in excess of Twenty-Five Thousand Dollars ($25,000) shall be permitted. Tenant shall pay any deductibles.

12.3.3 **Workers' Compensation Insurance**. Workers' compensation insurance, including employers' liability coverage, shall comply with applicable California law. Such insurance shall include a waiver of subrogation in favor of Landlord, if available.

12.3.4 **Auto Liability Insurance**. Commercial auto liability insurance covering automobiles owned, hired or used by Tenant in carrying on its business with limits not less than $1,000,000 combined single limit for each accident. Such policy shall be in the occurrence form with a per location general aggregate. Such policy shall name Landlord, Landlord's Managing Agent, and any lender of Landlord as additional insureds, and shall provide that any coverage to additional insureds shall be primary; when any policy issued to Landlord provides duplicate coverage or is similar in coverage, Landlord's policy will be excess over Tenant's policy. No deductibles in excess of Twenty-Five Thousand Dollars ($25,000) per occurrence shall be permitted. Tenant shall pay any deductibles. The amounts of such insurance required hereunder shall be subject to adjustment from time to time as required by Landlord based upon Landlord's determination as to: (a) the amounts of such insurance generally required at such time for comparable tenants, premises and buildings in the general geographical location of the Project; (b) as requested by any lender with an interest in the Building or Project; (c) Tenant's activities; or (d) any combination of the foregoing.

12.4 **Evidence of Coverage**. All of the policies required to be obtained by Tenant pursuant to Paragraph 12.3 shall be with companies and in form satisfactory to Landlord. Each insurance company providing coverage shall have a current Best's Rating of "A-VIII" or better. Tenant shall provide Landlord or Landlord's Managing Agent, if any, with certificates and copies of endorsements (and upon request, policies) of insurance acceptable to Landlord issued by each of the insurance companies issuing any of the policies required pursuant to the provisions of Paragraph 12.3 above. Tenant's insurance carriers shall endeavor to provide Landlord at least thirty (30) days' prior written notice of cancellation of any insurance policy required to be carried by Tenant under this Lease (ten (10) days' prior written notice in the case of cancellation for nonpayment of a premium); provided, however, Tenant shall deliver to Landlord a copy of any written notice received by Tenant from Tenant's insurance carriers of any cancellation of an insurance policy required to be carried by Tenant under this Lease as soon as reasonably practicable after Tenant receives such notice. "Claims made" policies shall not be permitted. Each policy shall permit the waiver in Paragraph 12.5 below. Evidence of insurance coverage shall be furnished to Landlord prior to Tenant's possession of the Premises and thereafter not fewer than fifteen (15) days prior to the expiration date of any required policy. Tenant may satisfy its insurance obligations hereunder by carrying such insurance under a so-called blanket policy or policies of insurance which are acceptable to Landlord. If Tenant fails to obtain any insurance required hereby or provide evidence thereof to Landlord, Landlord may, but shall not be obligated to, and Tenant hereby appoints Landlord as its agent to, procure such insurance and bill the cost of the insurance plus a twenty percent (20%) handling charge to Tenant. Tenant shall pay such costs to Landlord as Rent with the next monthly payment of Base Rent.

12.5 **Additional Insurance Obligations**. Tenant shall carry and maintain during the entire Term, at Tenant's sole cost and expense, such other customary and reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event shall such increased amounts of insurance or such other customary and reasonable types of insurance be in excess of that required by landlords of buildings comparable to the Building and located in the vicinity of the Project.

12.6 **Waivers of Subrogation**. Notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant, and anyone claiming by, through or under Landlord or Tenant as a result of a right of subrogation or otherwise, hereby release and discharge the other from any and all claims and damages whatsoever resulting from or arising out of any fire or other casualty to the Premises to the extent such claims or damage are covered by insurance (or would have been so covered but for a party's failure to maintain the insurance required by this Lease).

13. LANDLORD'S RIGHT OF ACCESS.

Tenant shall permit Landlord and its employees and agents, at all reasonable times upon at least twenty-four (24) hours' notice and at any time without notice in case of emergency, in such manner as to cause as little disturbance to Tenant as reasonably practicable and in compliance with Tenant's usual and commercially reasonable security procedures (a) to enter into and upon the Premises to inspect them, to protect the Landlord's interest therein, or to post notices of non-responsibility, (b) to take all necessary materials and equipment into the Premises, and perform necessary work therein as required by this Lease, and (c) to perform periodic environmental audits, inspections, investigations, testing and sampling of the Premises and/or the Project, and to review and copy any documents, materials, data, inventories, financial data, notices or correspondence to or from private parties or governmental authorities in connection therewith. Except as otherwise provided in Paragraph 5.3 above, no such work shall cause or permit any rebate of Rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned, or constitute constructive eviction. Landlord may at any time place on or about the Building any ordinary "for sale" signs and during the last ten (10) months of the Term or when an uncured Event of Default (as defined in Paragraph 18.1) exists, Landlord may at any time place on or about the Building any ordinary "for lease" signs. Tenant shall also permit Landlord and its employees and agents, upon request, and upon at least twenty-four (24) hours' notice, to enter the Premises or any part thereof, at reasonable times during normal business hours, to show the Premises to any fee owners, lessors of superior leases, holders of encumbrances on the interest of Landlord under this Lease, or prospective purchasers, mortgagees or lessees of the Project or Building as an entirety. During the period of ten (10) months prior to the expiration date of this Lease or when an uncured Event of Default exists, Landlord may exhibit the Premises to prospective tenants upon at least twenty-four (24) hours' notice. Notwithstanding anything in this Paragraph 13 to the contrary, with respect to a non-emergency entry, Tenant reserves the right to accompany Landlord and such other individuals on any such visits to or entry of the Premises, provided that Tenant makes its accompanying representatives reasonably available on the date of Landlord's entry.

14. ASSIGNMENT AND SUBLETTING.

14.1 Landlord's Consent. Except as otherwise provided in this Paragraph 14.1 below and Paragraph 14.6 below, Tenant shall not assign all or any portion of its interest in this Lease, whether voluntarily, by operation of law or otherwise, and shall not sublet all or any portion of the Premises, including, but not limited to, sharing them, permitting another party to occupy them or granting concessions or licenses to another party, except with the prior written consent of Landlord, which consent shall not be unreasonably withheld or conditioned; provided, however, that the parties hereto agree that it shall be reasonable for Landlord to withhold its consent for, without limitation, the following reasons: (a) Tenant is in default (beyond applicable notice and cure periods) of this Lease; (b) with respect to an assignment, the assignee is unwilling to assume in writing all of Tenant's obligations hereunder; (c) the assignee or subtenant has a financial condition which is reasonably unsatisfactory to Landlord based on its obligations under this Lease or sublease, as the case may be; or (d) the proposed assignee or subtenant or an affiliate thereof is an existing tenant in the Project or is or has been in negotiations with Landlord to lease space within the Project within the last six (6) months. Notwithstanding the foregoing, Tenant shall have the right, without Landlord's approval, to assign this Lease or sublet all or any part of the Premises to any successor of Tenant resulting from a merger, consolidation, sale of substantially all of the assets, transfer to an ESOP or other corporate restructuring to any entity under the common control of Tenant (including, but not limited to, any corporation, partnership, limited liability company or other legally recognized entity which is wholly owned by Tenant or is a principal owner of Tenant) (an "***Affiliate***"), provided that (i) Tenant is not in default under this Lease beyond any applicable notice and cure period, (ii) Tenant promptly notifies Landlord in writing of such assignment or sublease (at least ten (10) business days prior to such assignment or sublease, unless such assignment or sublease is subject to confidentiality restrictions, in which event, within ten (10) business days after such assignment or sublease) and agrees to attorn to Landlord and recognize its obligations hereunder to Landlord (and in connection with an assignment, such Affiliate shall enter into an assignment and assumption agreement assuming all of Tenant's obligations under this Lease), and (iii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. Any assignment or sublease requiring Landlord's consent hereunder shall be referred to herein as a "***Transfer***", provided that any assignment or sublease to an Affiliate as contemplated by this Paragraph 14.1 above or any sublease permitted pursuant to Paragraph 14.6 below shall not be considered a Transfer requiring Landlord's consent (any such assignments or subleases not requiring Landlord's consent shall be referred to herein as "***Permitted Transfers***"). Tenant shall remain fully liable as a primary obligor for all of the obligations of Tenant hereunder which accrue before and after any assignment or subletting permitted pursuant to this Paragraph 14, provided that Tenant will be released of its liability under this Lease in connection with any assignment of this Lease permitted pursuant to this Paragraph 14 for obligations arising or accruing under this Lease from and after the effective date of any such permitted assignment if, at the time of the assignment and assumption, the assignee is a going concern and has a Tangible Net Worth (defined below) in excess of $100,000,000, and Tenant provides evidence of the same to Landlord (i.e., by assignee's financial statements as certified to Landlord by assignee's chief financial officer to be true and correct in all material respects). "***Tangible Net Worth***" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("***GAAP***"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP, including goodwill, licenses, patents, trademarks, trade names, copyrights and franchises.

14.2 Fees. Tenant shall, immediately upon demand therefor, pay to Landlord as Rent hereunder, Landlord's actual attorneys' fees and other out-of-pocket costs actually and reasonably incurred in evaluating any proposed Transfer and documenting Landlord's consent to such Transfer.

14.3 Procedure. Except with respect to Permitted Transfers, whenever Tenant contemplates a Transfer of all or a portion of the Premises, Tenant shall give Landlord written notice (a "***Notice of Offer***") of such contemplated Transfer (whether or not the contemplated transferee or the terms of such contemplated Transfer have been determined). The Notice of Offer shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to Transfer, the contemplated date of the commencement of the contemplated Transfer and the contemplated length of term of such contemplated Transfer. Within fifteen (15) days following its receipt of a Notice of Offer for the contemplated Transfer, Landlord shall be entitled to terminate this Lease as to all of the Premises (unless Tenant contemplated a sublease of a portion of the Premises, in which event Landlord may terminate this Lease as to such portion) by written notice to Tenant ("***Termination Notice***"), and such termination shall be effective as of the proposed commencement date of the contemplated Transfer (which shall not be less than sixty (60) days nor more than one hundred twenty (120) days after Landlord's receipt of the Notice of Offer). If a portion of the Premises is terminated in accordance with this Paragraph 14.3, Rent after the date of termination shall be abated on a pro-rata basis, as determined by Landlord. If Landlord does provide a Termination Notice, within five (5) business days after Tenant's receipt of such Termination Notice, Tenant may elect to rescind its Notice of Offer by written notice thereof to Landlord, in which event this Lease shall continue in full force and effect as if no Notice of Offer was delivered. Failure to timely provide a Termination Notice shall be deemed to be an election by Landlord not to exercise its termination right in connection with the Notice of Offer. If Landlord elects not to terminate this Lease, then for a period of six (6) months following Landlord's election not to terminate this Lease, Landlord shall not have the right to terminate this Lease with respect to any Transfer made within such six (6) month period, provided that such Transfer is on substantially the same terms as set forth in the Notice of Offer and is otherwise subject to the remaining terms of this Paragraph 14 (including, without limitation, Landlord's prior written consent).

Except with respect to Permitted Transfers, whenever Tenant desires to enter into a Transfer (following Landlord's election not to terminate this Lease in accordance with a Notice of Offer), Tenant shall provide to Landlord the name and address of said proposed assignee or sublessee with respect to such Transfer, the base rent and all other compensation to be paid to Tenant, the proposed use by the proposed assignee or sublessee, the proposed effective date of the Transfer, and any other business terms which are material to the Transfer ("***Consent Request***"). Tenant shall also provide to Landlord the nature of business, financial statement and business experience resume of the proposed assignee or sublessee with respect to such Transfer and such other information concerning such proposed assignee or sublessee as Landlord may reasonably require. The foregoing information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed Transfer. Within fifteen

(15) days following its receipt of the Consent Request, Landlord shall either notify Tenant that Landlord consents to the proposed Transfer or withholds its consent for reasons to be specified in the notice.

14.4 Bonus Rent. Except for any assignment or sublease to an Affiliate permitted pursuant to Paragraph 14.1 above or any sublease permitted pursuant to Paragraph 14.6 below, if Tenant shall make any Transfer, with Landlord's consent, for a rental in excess of the rent payable under this Lease (on a per rentable square foot basis if less than all of the Premises is transferred), Tenant shall pay to Landlord fifty percent (50%) of any net excess rental (after deducting upfront all of Tenant's reasonable costs and expenses incurred in connection with such Transfer for brokerage commissions, free rent, work allowances or other monetary concessions, advertising and marketing costs, and attorneys' fees and disbursements; but in no event shall any rent paid by Tenant to Landlord, including with respect to the period Tenant is marketing the Premises or any portion thereof for sublease, be deducted), within thirty (30) days following actual receipt by Tenant.

14.5 Waiver, Default and Consent. The acceptance of Rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the assignment or subletting of the Premises. Any Transfer without the Landlord's prior written consent in violation of this Paragraph 14 shall be voidable, at Landlord's election, and in addition to any other rights and remedies Landlord may have at law or in equity in connection with such violation. Consent to any Transfer shall not be deemed a consent to any future assignment or subletting.

14.6 Permitted Subleases. Notwithstanding any provision to the contrary contained in this Lease, Tenant shall have the right, without being subject to Landlord's approval or consent rights under Paragraph 14.1 above, and without being subject to Landlord's right to recapture under Paragraph 14.3 above or Landlord's right to receive bonus rent under Paragraph 14.4 above, but on ten (10) business days' prior written notice to Landlord, to sublease up to twenty percent (20%) of the Premises in the aggregate to individuals or other third parties with whom Tenant has a business relationship, subject to the following conditions: (i) such individuals or parties shall not occupy a separately demised portion of the Premises which contains an entrance to such portion of the Premises other than the primary entrance to the Office Premises or Warehouse Premises, as applicable; (ii) all such individuals or parties shall be of a character and reputation consistent with the character and quality of the Project; (iii) such sublease shall not be a subterfuge by Tenant to avoid its obligations under this Lease or the restrictions on transfers pursuant to Paragraph 14 of this Lease; (iv) at Landlord's request, Tenant shall promptly supply Landlord with a copy of the sublease pursuant to which the individuals or parties use or occupy portions of the Premises and any other documents or information reasonably requested by Landlord regarding any such sublease or sublessee; (v) such individuals or parties shall occupy the Premises in compliance with the terms and conditions of this Lease; and (vi) no such sublease shall relieve Tenant from any liability under this Lease. Any sublease permitted under this Paragraph 14.6 shall not be deemed a sublease that would require Landlord's consent under Paragraph 14.

15. CONDEMNATION.

15.1 Total Condemnation. If all of the Premises is taken under the power of eminent domain or sold in lieu of condemnation, for any public or quasi-public use or purpose ("***Condemned***" or "***Condemnation***"), this Lease shall terminate as of the date of title vesting in such proceeding, and Rent shall be adjusted to the date of termination. Upon termination of this Lease by reason of condemnation, Tenant's liability for Rent and other charges reserved hereunder shall cease as of the effective date of the termination of this Lease.

15.2 Partial Condemnation. If any portion of the Premises is Condemned, and such partial condemnation renders the Premises unusable for Tenant's business or materially impairs or materially limits Tenant's ability to conduct its business at the Premises, this Lease shall terminate as of the date of title vesting in such proceeding and Rent shall be adjusted to the date of termination. If such partial condemnation does not render the Premises unusable for the business of Tenant, Landlord shall promptly restore the Premises to substantially the same or better condition reasonably adequate to permit Tenant to carry on its business to substantially the same extent and with substantially the same efficiency as before the taking, and this Lease shall continue in full force and effect except that after the date of such title vesting, the Base Rent and Tenant's Proportionate Share shall be reasonably and proportionately adjusted; provided, however, that Landlord shall not be obligated to expend more than its condemnation award to complete such work. Tenant hereby waives the provisions of California Code of Civil Procedure Section 1265.130 permitting a court of law to terminate this Lease.

15.3 Landlord's Award. If there is a permanent Condemnation of any part of the Premises, or any part of the rights-of-way adjoining, or approaches or access to, the Premises, and this Lease is not terminated as provided above, the (i) the annual Base Rent payable from Tenant to Landlord during each year of the unexpired terms of this Lease and any extension thereof shall be reduced in proportion to that portion of the rentable square footage of the Premises taken as compared to the total rentable square footage of the Project, and Tenant's Proportionate Share shall be ratably adjusted, and (b) Landlord shall be entitled to receive 100% of any amount awarded for such Condemnation. If there is a temporary Condemnation, then this Lease shall not be terminated and the Base Rent shall not be reduced or abated, but Tenant shall be entitled to receive 100% of any amount awarded for such temporary Condemnation.

15.4 Tenant's Award. Tenant shall have the right to recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded to Tenant in connection with loss of good will and costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location, so long as such award does not diminish the award granted to Landlord as provided in Paragraph 15.3 above.

16. SURRENDER AND HOLDING OVER.

16.1 Surrender. At the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, surrender the Premises to Landlord in as good a condition as existed at the Commencement Date, broom clean and free of trash, with all Alterations required to be removed pursuant to Paragraph 7 above and Tenant's Property (defined below) removed (and any damage caused to the Premises by such removal repaired), subject to (i) ordinary wear and tear, (ii) casualty losses for which Tenant is not responsible pursuant to the terms of this Lease, (iii) damage caused by acts or omission of Landlord, its agents, contractors or employees, and (iv) Alterations made by Tenant, to the extent removal thereof is not required in accordance with Paragraph 7. "***Tenant's Property***" shall mean any equipment (including test loop and related equipment), furniture, movable fixtures and other personal property purchased, owned, leased or otherwise installed or placed by Tenant or any Tenant's Parties in the Premises. Tenant's Property shall exclude any HVAC systems, except to the extent Tenant has previously installed any supplemental HVAC systems in the Premises. Notwithstanding the foregoing and in addition thereto, Tenant shall, at its sole cost and expense, prior to the expiration or earlier termination of this Lease, perform the following restoration work to the Warehouse Premises (collectively, the "***Warehouse Restoration Work***"): Restore floors in the kiln area and ISO press area to same specifications of thickness of slab, re-bar (if any) and floor top surface treatment as are existing in the immediately surrounding area, including, without limitation, by refilling the pits in the kiln area and the ISO press area and refilling any area where bolt holes or cracks from equipment removal are larger than 1" in diameter. Tenant shall not be required to remove any permanent improvements currently existing in the Office Premises from the Office Premises (nor shall Tenant be required to relocate and/or reinstall any rollup doors) at the expiration or earlier termination of this Lease. If Tenant does not timely perform its restoration and repair obligations set forth in this Paragraph 16.1, Landlord shall have the right but not the obligation to perform the same at Tenant's sole cost and expense. Tenant shall pay Landlord any amounts due under this Paragraph 16.1 within thirty (30) days after written invoice therefor.

16.2 Holding Over. If Landlord agrees in writing that Tenant may hold over after the expiration or earlier termination of this Lease, unless the parties hereto otherwise agree in writing as to the terms of such holding over, the holdover tenancy shall be subject to termination by Landlord or Tenant at any time upon not less than thirty (30) days' prior written notice. If Tenant holds over without the written consent of Landlord, the same shall be a tenancy at sufferance only, which shall be terminable at any time, and Tenant shall be liable to Landlord for, and with respect to any holdover continuing for more than sixty (60) days, Tenant shall indemnify, protect, defend and hold Landlord harmless from and against, any and all Claims suffered or caused by such holdover, including, without limitation, damages and costs related to any successor tenant of the Premises to whom Landlord could not deliver possession of the Premises when promised. All of the other terms and provisions of this Lease shall be applicable during any holdover period, with or without consent, except that Tenant shall pay to Landlord from time to time upon demand, as Rent for the period of any holdover, an amount equal to one hundred twenty-five percent (125%) of the then applicable Base Rent for the first month of the holdover, and one hundred fifty percent (150%) of the then applicable Base Rent thereafter, plus all Additional Rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease. The preceding provisions of this Paragraph 16.2 shall not be construed as Landlord's consent to any holding over by Tenant.

17. QUIET ENJOYMENT.

Provided that Tenant performs all of its obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord, subject to all of the terms and provisions of this Lease, any ground lease, any mortgage or deed of trust now or hereafter encumbering the Premises or the Project, and all matters of record.

18. EVENTS OF DEFAULT. The occurrence of any of the following events shall be deemed to shall constitute a material default and breach of this Lease by Tenant (an "***Event Of Default***"):

18.1 Failure to Pay Rent. Tenant shall fail to pay any installment of the Rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due (provided that Tenant shall be entitled to a grace period before such failure to pay shall constitute an Event Of Default of seven (7) days after written notice by Landlord to Tenant that such amount is past due for the first two (2) late payments occurring during any calendar year).

18.2 Insolvency. Tenant shall make a general assignment for the benefit of creditors.

18.3 Appointment of Receiver. A receiver shall be appointed for all or substantially all of the assets of Tenant.

18.4 Bankruptcy. The filing of any voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of sixty (60) days.

18.5 Attachment. The judicial seizure or non-judicial seizure of all or substantially all of Tenant's assets if such seizure remains undismissed or undischarged for a period of ten (10) business days after the levy thereof.

18.6 Vacation of Premises. Tenant shall abandon the Premises.

18.7 Certificates. Tenant shall fail to deliver to Landlord any subordination agreement within the time limit prescribed in Paragraph 21 below, or an Estoppel Certificate (defined below) within the time limits prescribed in Paragraph 22.7 below, and such failure continues for more than ten (10) days after Tenant's receipt of written notice of the same from Landlord.

18.8 Failure to Discharge Liens. Tenant shall fail to discharge any lien placed upon the Premises within the time limit prescribed in Paragraph 8 hereof, and such failure continues for more than five (5) business days after Tenant's receipt of written notice of the same from Landlord.

18.9 Failure to Comply with Lease Terms. Tenant shall fail to comply with any other term, provision or covenant of this Lease, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; provided, however, that if the nature of Tenant's obligation is such that more than thirty (30) days are reasonably required for performance, then Tenant shall not be in default if Tenant promptly commences performance within the thirty (30)-day period after Tenant's receipt of such written notice of default from Landlord and thereafter diligently prosecutes the same to completion.

Any notices to be provided by Landlord under this Paragraph 18 shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure.

19. LANDLORD'S REMEDIES. Upon the occurrence of any Event Of Default, Landlord may, at its option without further notice or demand and in addition to any other rights and remedies hereunder or at law or in equity, do any or all of the following:

19.1 Termination. Terminate Tenant's right to possession of the Premises by any lawful means upon at least 3 days' written notice (which notice may be satisfied by any notice which may be given by Landlord pursuant to Paragraph 18, if applicable), in which case Tenant shall immediately surrender possession of the Premises to Landlord and, in addition to any rights and remedies Landlord may have at law or in equity, Landlord shall have the following rights:

19.1.1 To re-enter the Premises then or at any time thereafter and remove all persons and property and possess the Premises, without prejudice to any other remedies Landlord may have by reason of Tenant's default or of such termination, and Tenant shall have no further claim hereunder.

19.1.2 To recover all damages incurred by Landlord by reason of the default, including without limitation: (a) the worth at the time of the award of the payments owed by Tenant to Landlord under this Lease that were earned but unpaid at the time of termination; (b) the worth at the time of the award of the amount by which the payments owed by Tenant to Landlord under this Lease that would have been earned after the date of termination until the time of the award exceeds the amount of the loss of payments owed by Tenant to Landlord under this Lease for the same period that Tenant proves could have been reasonably avoided; (c) the worth at the time of the award of the amount by which the payments owed by Tenant to Landlord for the balance of the Term after the time of the award exceeds the amount of the loss of payments owed by Tenant for the same period that Tenant proves could have been reasonably avoided; (d) all costs incurred by Landlord in retaking possession of the Premises and restoring them to good order and condition; (e) all costs, including without limitation brokerage commissions, advertising costs and restoration and remodeling costs, incurred by Landlord in reletting the Premises; plus (f) any other amount, including without limitation attorneys' fees and audit expenses, necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. "The worth at the time of the award," as used in clauses (a) and (b) of this Paragraph 19.1.2, is to be determined by computing interest as to each unpaid payment owed by Tenant to Landlord under this Lease, at the lesser of ten percent (10%) or the highest interest rate permitted by law ("***Default Rate***"). "The worth at the time of the award," as referred to in clause (c) of this Paragraph 19.1.2, is to be determined by discounting such amount, as of the time of award, at the discount rate of the San Francisco Federal Reserve Bank, plus one percent (1%).

19.1.3 To remove, at Tenant's sole risk, any and all personal property in the Premises and place such in a public or private warehouse or elsewhere at the sole cost and expense and in the name of Tenant. Any such warehouser shall have all of the rights and remedies provided by law against Tenant as owner of such property. If Tenant shall not pay the cost of such storage within thirty (30) days following Landlord's demand, Landlord may, subject to the provisions of applicable law, sell any or all such property at a public or private sale in such manner and at such times and places as Landlord deems proper, without notice to or demand upon Tenant. Tenant shall indemnify Landlord from and against any and all Claims resulting from or arising in connection with any such actions.

If Landlord exercises its remedy under this Paragraph 19.1 to terminate this Lease, Landlord will attempt to mitigate damages.

19.2 Continuation of Lease. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due hereunder, and, at Landlord's election, to re-enter and relet the Premises on such terms and conditions as Landlord deems appropriate. Without limiting the generality of the foregoing, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations). If Landlord relets the Premises or any portion thereof, any rent collected shall be applied against amounts due from Tenant. Landlord may execute any lease made pursuant hereto in its own name, and Tenant shall have no right to collect any

such rent or other proceeds. Landlord's re-entry and/or reletting of the Premises, or any other acts, shall not be deemed an acceptance of surrender of the Premises or Tenant's interest therein, a termination of this Lease or a waiver or release of Tenant's obligations hereunder. Landlord shall have the same rights with respect to Tenant's improvements and personal property as under Paragraph 19.1 above, even though such re-entry and/or reletting do not constitute acceptance of surrender of the Premises or termination of this Lease.

19.3 **Appointment of Receiver**. Cause a receiver to be appointed in any action against Tenant and to cause such receiver to take possession of the Premises and to collect the rents or bonus rent derived therefrom. The foregoing shall not constitute an election by Landlord to terminate this Lease unless specific notice of such intent is given.

19.4 **Late Charge**. Charge late charges as provided in Paragraph 2.6.

19.5 **Interest**. Charge interest on any amount not paid when due as provided in Paragraph 22.2 below. Interest shall accrue from the date funds are first due or, if the payment is for funds expended by Landlord on Tenant's behalf, from the date Landlord expends such funds.

19.6 **Injunction**. To restrain by injunction or other equitable means any breach or anticipated breach of this Lease by Tenant.

19.7 **Right of Landlord to Perform**. All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, then, in addition to and without prejudice to any other right or remedy of Landlord (including, without limitation, any right or remedy provided under Paragraph 6 above), Landlord may cure the same at the expense of Tenant (i) immediately and without notice in the case (a) of emergency, (b) where such default unreasonably interferes with any other tenant in the Project, or (c) where such default will result in the violation of any Applicable Law or the cancellation of any insurance policy maintained by Landlord, and (ii) in any other case if such default continues for ten (10) days from the receipt by Tenant of notice of such default from Landlord. Any reasonable sums so paid by Landlord and all incidental costs, together with interest thereon at the Default Rate from the date of such payment, shall be payable to Landlord as Rent immediately upon demand, and Landlord shall have the same rights and remedies in the event of nonpayment as in the case of default by Tenant in the payment of Rent.

19.8 **Waiver of Right of Redemption**. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease. Notwithstanding any provision of this Lease to the contrary, the expiration or termination of this Lease and/or the termination of Tenant's rights to possession of the Premises shall not discharge, relieve or release Tenant from any obligation or liability whatsoever under any indemnity provision of this Lease, including without limitation the provisions of Paragraph 12.1 above.

19.9 **No Waiver**. Nothing in this Paragraph 19 shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease for personal injury or property damages under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease. The delivery of keys to the Premises to Landlord or to Landlord's agent or any employee thereof shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery, Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated.

19.10 **Cumulative Remedies**. Unless otherwise provided in this Lease, the specific remedies to which either party may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by a breaching party of any provisions of this Lease. In addition to the other remedies provided in this Lease, except as otherwise provided in this Lease, either party shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

20. LANDLORD DEFAULT; TENANT'S REMEDIES.

20.1 **Landlord's Default**. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice is delivered by Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, "***Lender***") covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying in detail the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

20.2 **Tenant's Remedies**. In the event of any default, breach or violation of Tenant's rights under this Lease by Landlord, Tenant's exclusive remedies shall be an action for specific performance or action for actual damages. Tenant hereby waives the benefit of any Applicable Laws granting it the right to perform Landlord's

obligation, a lien upon the property of Landlord and/or upon Rent due Landlord, or the right to terminate this Lease or withhold Rent on account of any Landlord default.

20.3 **Non-Recourse**. Notwithstanding anything to the contrary contained in this Lease or in any exhibits, riders or addenda hereto attached (collectively the "***Lease Documents***"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord (and the liability of Landlord to Tenant, its successors and assigns) with respect to (i) any actual or alleged breach or breaches by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or (ii) any matter relating to Tenant's occupancy of the Premises (collectively, "***Landlord's Lease Undertakings***") shall be limited to solely an amount equal to Landlord's interest in the Project (including rent, insurance and condemnation proceeds actually received by Landlord, but subject to the superior rights of any Lenders); (b) Tenant shall have no recourse against any other assets of Landlord or its partners, officers, directors or shareholders; (c) except to the extent of Landlord's interest in the Project (to the extent specified in clause (a) hereinabove), no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against any directors, officers, shareholders, employees, agents, constituent partners, members, beneficiaries, trustees or representatives of Landlord or Landlord's Managing Agent; and (d) at no time shall Landlord be responsible or liable to Tenant for any lost profits, lost economic opportunities or any form of consequential damage as the result of any actual or alleged breach by Landlord of Landlord's Lease Undertakings.

20.4 **Sale of Premises**. In the event of any sale or transfer of the Premises (and provided that any security deposit held by the seller, transferor or assignor (collectively, "***Seller***") is delivered or credited to the purchaser, transferee or assignee (collectively, "***Purchaser***"), the Seller shall, upon the assumption in writing by the successor landlord of Landlord's obligations arising under this Lease after the effective date of such transfer, be entirely freed and relieved of all agreements, covenants and obligations of Landlord thereafter to be performed arising after the effective date of such transfer, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the Seller and the Purchaser on any such sale, transfer or assignment that such Purchaser (as successor landlord) has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord thereafter to be performed under this Lease arising after the effective date of such transfer.

21. MORTGAGES.

Concurrently with the full execution and delivery of this Lease by Landlord and Tenant, Landlord shall obtain a subordination, non-disturbance and attornment agreement (an "***SNDA***") from Landlord's existing lender holding a deed of trust encumbering the Project ("***Existing Lender***"), in the form attached hereto as Exhibit F. Subject to the foregoing SNDA, this Lease and all of Tenant's rights hereunder shall be subject and subordinate at all times to any deed of trust, mortgage or ground lease which may now or hereafter affect the Project, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that, as a condition precedent to Tenant's agreement to subordinate this Lease to any such deed of trust, mortgage or ground lease hereafter encumbering the Premises, Tenant shall receive from such future mortgagee, trustee or ground lessor a commercially reasonable form of SNDA (such that in the event of foreclosure of such future deed of trust, mortgage or a sale in lieu thereof, the rights, options and privileges of Tenant under this Lease shall not be disturbed and survive any foreclosures or transfer in lieu thereof, shall be recognized by such future mortgagee, trustee or ground lessor, and shall remain in full force and effect during the term of this Lease, and any extension thereof, so long as Tenant is not in default under this Lease beyond any applicable cure period). Without limitation as to what is considered commercially reasonable, Tenant agrees that an SNDA in substantially the form attached hereto as Exhibit F is in commercially reasonable form acceptable to Tenant and that Tenant shall negotiate with any future mortgagee, trustee or ground lessor reasonably and in good faith. In no event shall Landlord's failure to obtain an SNDA from any future mortgagee, trustee or ground lessor be deemed a default by Landlord hereunder. Subject to the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such mortgage or deed of trust or any ground lease to this Lease and in such case, in the event of the termination or transfer of Landlord's estate or interest in the Project by reason of any termination or foreclosure of any mortgage or deed of trust or any ground lease, Tenant shall, notwithstanding such subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Within fifteen (15) days after the request of Landlord, the holder of any mortgage or deed of trust or any ground lessor, Tenant shall execute, acknowledge and deliver promptly in recordable form a commercially reasonable instrument or subordination agreement; provided, however, that such instrument shall include a provision requiring the purchaser at any foreclosure sale to continue this Lease in full force and effect in the same manner as if such purchaser were the Landlord so long as Tenant is not otherwise in default under this Lease and requiring Tenant to attorn to such purchaser (or lessor). In addition, within ten (10) days after the request of Landlord, the holder of any mortgage or deed of trust or any ground lessor, Tenant shall execute, acknowledge and deliver promptly in recordable form any commercially reasonable instrument that Landlord or such holder may reasonably request to make this Lease superior to such mortgage, deed of trust or ground lease.

22. GENERAL PROVISIONS.

22.1 **Singular and Plural**. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

22.2 **Interest on Past-Due Obligations**. Except as expressly herein provided to the contrary, any amount due to either party to the other not paid when due shall bear interest at the Default Rate from the date due. Payment of such interest shall not excuse or cure any default by Landlord or Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant.

22.3 **Time of Essence**. Time is of the essence of this Lease and the performance of all obligations hereunder.

22.4 **Binding Effect**. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

22.5 **Choice of Law**. This Lease shall be governed by the laws of the State of California applicable to contracts made and to be performed in such state without regard to its choice of laws rules and/or principles.

22.6 **Captions**. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

22.7 **Certificates**. Tenant agrees from time to time within fifteen (15) days after request of Landlord, to deliver to Landlord, or Landlord's designee, (a) a "*Certificate of Occupancy*" for the Premises, and (b) if Tenant is not a publicly traded company, annual financial statements for each of the previous three (3) fiscal years of Tenant, which statements Landlord will keep confidential (except as otherwise required by Applicable Laws, court order or other judicial process). Each party shall, within fifteen (15) days after written request of the other party, execute and deliver to the other party or the other party's designee an "*Estoppel Certificate*" substantially in the form attached hereto as Exhibit G, with such other information as may be reasonably requested by the requesting party. Tenant acknowledges and agrees that any Estoppel Certificate delivered pursuant to this Paragraph 22.7 may be relied upon by any prospective purchaser of the fee of the Building or the Project or any holder of any mortgage or deed of trust, any ground lessor or any other like encumbrancer thereof or any assignee of any such encumbrance upon the Building or the Project.

22.8 **Amendments**. This Lease may not be altered, changed or amended except by an instrument in writing signed and dated by both parties hereto.

22.9 **Entire Agreement**. This Lease constitutes the entire understanding and agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto, and supersedes all prior agreements or understandings. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect.

22.10 **Waivers**. The waiver by either party of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may arise between the parties in the administration of this Lease be construed to waive or lessen the right of the non-breaching party to insist upon the performance by the breaching party in strict accordance with all of the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any provisions, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

22.11 **Attorneys' Fees**. In the event of employment of any attorney by either party resulting from the violation of this Lease by Landlord or Tenant, the prevailing party, as determined by the court, shall be entitled to reimbursement of its reasonable attorneys' fees and costs incurred in connection with the action, preparation for such action, any appeals relating thereto and enforcing any judgments rendered in connection therewith, and, if Landlord is the prevailing party, in connection with the collection of Rent.

22.12 **Merger**. The voluntary surrender of this Lease by Tenant or a mutual cancellation hereof shall not constitute a merger. Such event shall, at the option of Landlord, either terminate all or any existing subtenancies or operate as an assignment to Landlord of any or all of such subtenancies.

22.13 **Survival of Obligations**. Paragraphs 2, 3.2, 4.2, 5.2, 5.3, 8, 12.1, 12.5, 15.3, 16, 19, 20 and 22 above and all obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to Rent and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Term, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord (a) as necessary to perform Tenant's duties under Paragraphs 6.1 and 16.1 and put the Premises, including without limitation, all HVAC Systems and equipment therein, in good condition and repair, reasonable wear and tear and casualty damage which is Landlord's responsibility to repair excepted, and (b) as sufficient to meet Tenant's obligation hereunder for prorated Additional Rent for the year in which this Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be.

22.14 **Severability**. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future Applicable Laws effective during the Term, the remainder of this Lease shall not be affected thereby.

22.15 **Security Measures**. Tenant hereby acknowledges that the Rent payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, Tenants' Parties and its and their property from acts of third parties.

22.16 **Easements**. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps, easement agreements and covenants, conditions and restrictions, so long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably or materially interfere with the Agreed Use of the Premises by Tenant.

22.17 **Multiple Parties**. If more than one person or entity is named as Tenant herein, the obligations of Tenant hereunder shall be the joint and several responsibility of all persons or entities so named and the signature or verbal agreement (as appropriate) of any one of such persons or entities shall be sufficient to bind all such persons or entities to any consent, waiver, approval, estoppel, statement, amendment to this Lease or other agreement relating to this Lease.

22.18 **Conflict**. Any conflict between the printed provisions of this Lease and any typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

22.19 **No Third Party Beneficiaries**. This Lease is not intended by either party to confer any benefit on any third party, including without limitations any broker, finder, or brokerage firm.

22.20 **No Offer to Lease**. The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until it is executed and delivered by Tenant and Landlord.

22.21 **Notices**. Each provision of this Lease or of any Applicable Laws and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by one party to the other shall be deemed to be complied with when and if the following steps are taken:

22.21.1 All Rent and other payments required to be made hereunder shall be payable to the applicable party hereto as follows: to Landlord at the address set forth in Item 2 of the Basic Lease Provisions, and to Tenant at the Office Premises, and at such other addresses as the parties may have hereafter specified by written notice. All obligations to pay Rent and/or any other amounts under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by the respective party.

22.21.2 Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered (a) upon personal delivery; or (b) upon confirmation of delivery by Federal Express or other reputable overnight delivery service; correctly addressed to the parties hereto as follows: if to Tenant, then at the address specified in Item 3 of the Basic Lease Provisions; and if to Landlord, then at the addresses specified in Item 2 of the Basic Lease Provisions; or at such other address as the recipient may theretofore have specified by written notice.

22.22 **Water, Oil and Mineral Rights**. Landlord reserves all right, title or interest in water, oil, gas or other hydrocarbons, other mineral rights and air and development rights, together with the sole and exclusive right of Landlord to sell, lease, assign or otherwise transfer the same, but without any right of Landlord or any such transferee to enter upon the Premises during the Term except as otherwise provided herein.

22.23 **Confidentiality**. Tenant agrees to keep this Lease and its terms, covenants, obligations and conditions strictly confidential and except as otherwise required by court order or disclosure laws governing public companies (but only if Tenant is a public company), not to disclose such matters to any other landlord, tenant, prospective tenant, or broker; provided, however, Tenant may provide a copy of this Lease to its attorneys, accountants, bankers, architects, contractors, and consultants and to a non-party solely in conjunction with Tenant's reasonable and good faith effort to secure an assignee or sublessee or financing for the Premises. Landlord agrees to keep this Lease and its terms, covenants, obligations and conditions strictly confidential and not to disclose such matters to any other landlord, tenant, or prospective tenant; provided, however, Landlord may provide a copy of this Lease to its attorneys, accountants, bankers, architects, contractors, consultants, partners, investors, lenders or prospective lenders, and purchasers or prospective purchasers on a need-to-know basis.

22.24 **Broker's Fees**. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the brokerage firms specified in Item 16 of the Basic Lease Provisions (collectively, the "*Brokers*"), and Tenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all Claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Landlord shall pay the Brokers a commission in connection with this Lease pursuant to the terms of a separate written agreement between Landlord and each of the Brokers. Landlord represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction other than the Brokers.

22.25 **Remedies Cumulative**. All rights, privileges and remedies of the parties are cumulative and not alternative or exclusive to the extent permitted by law, except as otherwise provided herein.

22.26 **Requested Consents**. Except as otherwise specifically set forth herein, whenever a party's consent is required, such consent will not be unreasonably withheld, conditioned or delayed.

22.27 **Effect of Refund**. If Landlord receives payment by Tenant after an Event Of Default has occurred, and subsequently returns or refunds such payment to Tenant, such refund shall have the effect of withdrawing Landlord's acceptance of such payment, as if such payment had never been accepted.

22.28 **No Recordation of Lease**. Neither this Lease nor any memorandum hereof may be recorded.

22.29 **Authority**. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Project is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

22.30 **OFAC**. Tenant hereby represents its compliance with all regulations promulgated under the International Emergency Economic Powers Act and the Trading with the Enemy Act, both administered by the United States Treasury Department's Office of Foreign Assets Control. Tenant further represents and covenants (i) that it is not now, and will not in the future be, on the List of Specially Designated Nationals and Blocked Persons (the "*SDN List*") published by the United States Treasury Department's Office of Foreign Assets Control; (ii) that it is not now, and will not in the future be, owned 50 percent or more or otherwise controlled by an person or entity on the SDN List and (ii) that it is not a person otherwise identified by government or legal authority as a person with whom a U.S. Person is prohibited from transacting business, including without limitation having become so prohibited by being or becoming a citizen or resident of Iran, Syria, Sudan, Cuba or the Crimea region or of any other country, region or territory subject to sanctions. As of the date hereof, the SDN List may be accessed at: https://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx.

22.31 **Interpretation**. This Lease shall be construed according to its terms without regard to which party, or which party's attorneys, prepared its form.

22.32 **Waiver of Right to Trial by Jury**. LANDLORD AND TENANT EACH EXPRESSLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY TRIAL HELD AS A RESULT OF A CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS LEASE IN WHICH LANDLORD AND TENANT ARE ADVERSE PARTIES. THE FILING OF A CROSS-COMPLAINT BY ONE AGAINST THE OTHER IS SUFFICIENT TO MAKE THE PARTIES "ADVERSE."

22.33 **Counterparts**. This Lease may be executed in counterparts each of which shall be deemed as an original, but all of which taken together shall constitute one and the same document.

22.34 **Hazardous Substance Disclosures**. Tenant acknowledges that Landlord has disclosed the following and Tenant agrees to accept the Premises and the Project with knowledge of the disclosed conditions:

(a) **Nestle Plume**:

The Project is down gradient of the Nestle Plume that is subject to a 2000 Regional Water Quality Control Board ("*RWQCB*") cleanup order to remediate groundwater VOC contamination. Tenant's understanding is that the responsible parties for the Nestle Plume have been complying with the RWQCB Order and the remediation is actively proceeding on properties east of the Project with positive results.

(b) **Proposition 65 Notice**:

WARNING: The Property contains chemicals known to the State of California to cause cancer, birth defects, or other reproductive harm.

The following chemicals known to cause cancer and birth defects or other reproductive harm are often found in and around structures and related areas:

- Tobacco products and tobacco smoke;
- Furnishings and building materials may contain many chemicals, including formaldehyde and lead;
- Construction and maintenance materials, such as roofing materials, may contain vinyl chloride monomer, benzene, and ceramic fibers;
- Construction materials used in walls, floors and outside cladding may contain chemicals such as formaldehyde resin, asbestos, arsenic, cadmium and creosote;
- Cleaning materials may contain chlorinated solvents;
- Certain paints and painted surfaces may contain chemicals such as lead and crystalline silica;
- The operation and maintenance of vehicles and engines involve the use and exhaust of various chemicals, including benzene and carbon monoxide; and
- Pest control and landscaping products used to control insects and weeds may contain resmethrin, mycobutonil, triforine and arsenic trioxide.

It is possible that some or all of the chemicals listed above and additional chemicals may be present in or around the Property. In addition, other Tenants may also use chemicals that are known to the State of California to cause cancer or reproductive harm. This list is not intended to be exhaustive but to alert Tenant generally to the types of chemicals that Landlord understands may be present in structures and related areas. This public disclosure notice is made pursuant to the requirement of Section 25249.6 of the Safe Drinking Water and Toxic Enforcement Act of 1986 (Proposition 65). For a complete list of the chemicals required to be disclosed under Proposition 65, contact the California Office of Environmental Health Hazard Assessment, 1001 I Street, Sacramento, California 95814. For further information call (916) 324-7572 or visit their website at www.oehha.ca.gov/public info.html

23. **LIMITATION OF LIABILITY**. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

23.1 the sole and exclusive remedy shall be against Landlord and Landlord's assets as specified in Paragraph 20.3 above, the Premises and Tenant's other rights specified in this Lease;

23.2 no partner, shareholder, director, or officer of Landlord shall be sued or named as party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

23.3 no service of process shall be made against any partner, shareholder, director, or officer of Landlord (except as may be necessary to secure jurisdiction of Landlord);

23.4 no judgment will be taken against any partner, director, or officer of Landlord;

23.5 any judgment taken against any partner, shareholder, director, or officer of Landlord may be vacated and set aside at any time by order of the court;

23.6 no writ of execution will ever be levied against the assets of any partner, shareholder, director, or officer of Landlord; and

23.7 these covenants and agreements are enforceable both by Landlord and also by any partner, shareholder, director, or officer of Landlord.

Tenant agrees that each of the foregoing covenants and agreements of this Paragraph 23 shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law. Except as otherwise herein specifically set forth, neither party shall be liable for incidental or consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Premises by Tenant longer than sixty (60) days after the expiration or earlier termination of the Term.

24. **FORCE MAJEURE**. With respect to any obligations of Landlord or Tenant under this Lease (other than the obligation to pay Rent or make any other financial payment), neither Landlord nor Tenant shall be liable for failure to furnish or perform the same, nor shall the same constitute a default hereunder, when it is prevented from doing so by reason of Force Majeure; and any measured time period shall be extended by the period during which Landlord or Tenant is so prevented. As used in this Lease, "*Force Majeure*" shall mean, collectively and individually, strike, lockout or other labor trouble, fire or other casualty, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor, breakdown, accident, or because of war or other emergency (including severe weather emergency), any governmental restriction, inability to obtain or delays in obtaining materials or supplies (exclusive of delays inherent in ordering long lead items), acts of God, acts of terrorism, acts of war or civil insurrection, or any cause beyond the reasonable control of the party obligated to perform the applicable lease obligation.

25. **SOLAR PANELS**. Provided that Tenant remains in occupancy of at least fifty percent (50%) of the Premises, then in accordance with, and subject to, the terms and conditions set forth in Paragraph 7 above and this Paragraph 25, Tenant may install (as an Alteration), repair, maintain and use, at Tenant's sole cost and expense, solar panels (the "*Solar Panels*") on the roof of the Building in a location approved by Landlord it its sole but good faith discretion (such approved area, the "*Solar Panel Area*"). Tenant shall be solely responsible for any and all costs incurred or arising in connection with the Solar Panels, including, but not limited to, costs to replace the roof of the Building or perform structural reinforcement work required in connection with the installation of the Solar Panels and costs of electricity and insurance related to the Solar Panels. Landlord makes no representations or warranties whatsoever with respect to the condition of the roof of the Building, or the fitness or suitability of the roof of the Building for the installation, maintenance and operation of the Solar Panels. The physical appearance, size and number of the Solar Panels shall be subject to Landlord's reasonable approval, and Landlord may require Tenant to install screening around such Solar Panels, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall service, maintain and repair such Solar Panels, at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Solar Panels, then Tenant shall give Landlord prior written notice thereof. Tenant shall reimburse to Landlord the actual costs reasonably incurred by Landlord in approving such Solar Panels. Tenant shall not be required to remove the Solar Panels, and Tenant shall surrender the Solar Panels to Landlord with the Premises, upon the expiration or earlier termination of this Lease. Such Solar Panels shall be installed pursuant to plans and specifications approved by Landlord (specifically including, without limitation, all mounting and waterproofing details), which approval will not be unreasonably withheld. Notwithstanding any such review or approval by Landlord, Tenant shall remain solely liable for any damage arising in connection with Tenant's installation, use, maintenance and/or repair of such Solar Panels, including, without limitation, any damage to a portion of the roof or roof membrane and any penetrations to the roof. Landlord and Tenant hereby acknowledge and agree that Landlord shall have no liability in connection with Tenant's use, maintenance and/or repair of such Solar Panels. Such Solar

Panels shall, in all instances, comply with applicable governmental laws, codes, rules and regulations. Tenant shall not be entitled to license its Solar Panels to any third party, nor shall Tenant be permitted to receive any revenues, fees or any other consideration for the use of such Solar Panels by a third party. Tenant's right to install such Solar Panels shall be non-exclusive, and Tenant hereby expressly acknowledges Landlord's continued right (i) to itself utilize any portion of the rooftop of the Building, and (ii) to re-sell, license or lease any rooftop space to an unaffiliated third party; provided, however, such Landlord (or third-party) use shall not materially interfere with (or preclude the installation of) Tenant's Solar Panels. Notwithstanding any provision to the contrary contained in this Paragraph 25, in no event shall Tenant access the roof of the Building without first receiving Landlord's prior consent. The rights contained in this Paragraph 25 shall be personal to the Original Tenant and any Permitted Assignee, and may only be exercised by the Original Tenant and any Permitted Assignee (and not by any other assignee, sublessee or other transferee of Tenant's interest in the Lease) if the Original Tenant or Permitted Assignee occupies at least fifty percent (50%) of the Premises as of the date of the attempted exercise of its rights to install Solar Panels set forth herein.

26. **ROOF OVERLAY WORK**. Notwithstanding any provision to the contrary contained in this Lease, on or before November 1, 2018 (as such date may be extended on a day-for-day basis to the extent to delays caused by events of Force Majeure or any acts or omissions of Tenant), Landlord shall, at no cost to Tenant, perform the following roof overlay work on the gravel portion of the roof located immediately above the Warehouse Premises as approximately shown on Exhibit H attached hereto: (i) remove any loose gravel; (ii) prime the gravel surface; (iii) adhere a 1-inch layer of polyisocyanurte insulation; and (iv) adhere a 60-millimeter thickness TPO roof membrane to the insulation.

[Signatures on Following Page]

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

LANDLORD:

D/C 1717 Doolittle SUB, LLC,
a Delaware limited liability company

By: ____________________
Name: ADRIAN COMSTOCK
Title: Authorized Signatory

TENANT:

Energy Recovery, Inc.,
a Delaware corporation

By: ____________________
Print Name: ____________________
Title: CEO

By: ____________________
Print Name: Sharon Smith
Title: Controller

EXHIBIT A-1

PROJECT LEGAL DESCRIPTION

Real property in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL 1:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERN LINE OF WEST AVENUE 129, ALSO KNOWN AS WILLIAMS STREET, SAID NORTHWESTERN LINE BEING THE SOUTHEASTERN LINE OF THAT CERTAIN 129.20 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM RENE DE TOCQUEVILLE AND HENRIETTA LEROY DE TOCQUEVILLE TO JOSE BERNARDO MENDONCA, DATED NOVEMBER 01, 1901 AND RECORDED NOVEMBER 01, 1901 IN BOOK 799 OF DEEDS, PAGE 273, ALAMEDA COUNTY RECORDS, WITH THE SOUTHWESTERN LINE OF DOOLITTLE DRIVE, ALSO KNOWN AS COUNTY ROAD NO. 7960 (80.00 FEET WIDE) AS DESCRIBED IN GRANT OF RIGHT OF WAY FROM MARY C. SKILLEN TO THE COUNTY OF ALAMEDA, DATED JANUARY 21, 1947 AND RECORDED FEBRUARY 28, 1947 IN BOOK 5091, PAGE 335, SERIES NO. AB/17434, ALAMEDA COUNTY RECORDS; RUNNING THENCE ALONG THE SAID LINE OF DOOLITTLE DRIVE, NORTH 26° 31' WEST 500.00 FEET; THENCE SOUTH 63° 29' WEST 1200.00 FEET; THENCE SOUTHWESTERLY AND WESTERLY, ALONG THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 372.204 FEET, TANGENT TO THE SAID LAST MENTIONED COURSE, A DISTANCE OF 327.90 FEET; THENCE NORTH 66° 02' 43" WEST, TANGENT TO THE SAID LAST MENTIONED ARC, 8.64 FEET; THENCE NORTH 26° 31' WEST 158.02 FEET TO A POINT ON A LINE DRAWN SOUTH 63° 29' WEST FROM A POINT ON THE SAID SOUTHWESTERN LINE OF DOOLITTLE DRIVE, DISTANT THEREON NORTH 26° 31' WEST 800.00 FEET FROM THE INTERSECTION THEREOF WITH THE SAID NORTHWESTERN LINE OF WILLIAMS STREET; THENCE ALONG THE DIRECT PRODUCTION OF THE LINE SO DRAWN SOUTH 63° 29' WEST 122.66 FEET UNTIL INTERSECTED BY A LINE DRAWN NORTH 26° 31' WEST FROM A POINT ON THE SAID SOUTHEASTERN LINE OF THE 129.20 ACRE TRACT OF LAND, DISTANT THEREON SOUTH 62° 30' WEST 1615.51 FEET FROM THE POINT OF INTERSECTION THEREOF WITH THE SAID SOUTHWESTERN LINE OF DOOLITTLE DRIVE; THENCE ALONG THE LINE SO DRAWN SOUTH 26° 31' EAST 827.72 FEET TO A POINT ON THE SAID SOUTHEASTERN LINE OF THE 129.20 ACRE TRACT OF LAND; THENCE ALONG THE SAID LAST MENTIONED LINE NORTH 62° 30' EAST 1615.51 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY RECORDED APRIL 01, 1958, BOOK 8634, PAGE 315, SERIES NO. AP-32149, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THE INTEREST CONVEYED TO THE CITY OF SAN LEANDRO IN AND TO THAT PORTION LYING WITHIN AURORA DRIVE AS DESCRIBED IN THE STREET DEDICATION RECORDED JUNE 24, 1954, BOOK 7353, PAGE 471, SERIES NO. AJ-53172, ALAMEDA COUNTY RECORDS.

PARCEL 2:

A NON-EXCLUSIVE PERPETUAL EASEMENT AND RIGHT OF WAY, AS GRANTED TO WESTERN ELECTRIC COMPANY, INCORPORATED IN THE DEED RECORDED DECEMBER 31, 1952, BOOK 6912, PAGE 376, SERIES NO. AG-108216, ALAMEDA COUNTY RECORDS, APPURTENANT TO AND FOR THE USE OF THE OWNER OR OWNERS OF PARCEL 1 HEREIN DESCRIBED, AND ANY SUBSEQUENT SUBDIVISION OR SUBDIVISIONS THEREOF, FOR RAILROAD PURPOSES OVER THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERN LINE OF WEST AVENUE 129, ALSO KNOWN AS WILLIAMS STREET, SAID NORTHWESTERN LINE BEING THE SOUTHEASTERN LINE OF THAT CERTAIN 129.20 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM RENE DE TOCQUEVILLE AND HENRIETTA LEROY DE TOCQUEVILLE TO JOSE BERNARDO MENDONCA, DATED NOVEMBER 01, 1901 AND RECORDED NOVEMBER 01, 1901 IN BOOK 799 OF DEEDS, PAGE 273, ALAMEDA COUNTY RECORDS, WITH THE SOUTHWESTERN LINE OF DOOLITTLE DRIVE, ALSO KNOWN AS COUNTY ROAD NO. 7960 (80.00) FEET WIDE) AS DESCRIBED IN GRANT OF RIGHT OF WAY FROM MARY C. SKILLEN TO THE COUNTY OF ALAMEDA, DATED JANUARY 21, 1947 AND RECORDED FEBRUARY 28, 1947 IN BOOK 5091, PAGE 335, SERIES NO. AB/17434, ALAMEDA COUNTY RECORDS; RUNNING THENCE ALONG THE SOUTHEASTERN LINE OF THE SAID 129.20 ACRE TRACT OF LAND SOUTH 62° 30' WEST 1615.51 FEET; THENCE NORTH 26° 31' WEST 827.72 FEET TO THE ACTUAL POINT OF BEGINNING; THENCE SOUTH 63° 29' WEST 245.95 FEET; THENCE NORTH 67° 35' 16" EAST 81.24 FEET; THENCE NORTHEASTERLY AND EASTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 372.24 FEET, FROM A TANGENT WHICH BEARS NORTH 69° 51' EAST A DISTANCE OF 177.17 FEET UNTIL INTERSECTED BY A LINE DRAWN SOUTH 26° 31' EAST FROM THE ACTUAL POINT OF BEGINNING; THENCE ALONG THE LINE SO DRAWN NORTH 26° 31' WEST 65.84 FEET TO THE ACTUAL POINT OF BEGINNING.

PARCEL 3:

A NON-EXCLUSIVE PERPETUAL EASEMENT AND RIGHT OF WAY, AS GRANTED TO WESTERN ELECTRIC COMPANY, INCORPORATED IN THE DEED RECORDED DECEMBER 31, 1952, BOOK 6912, PAGE 376, SERIES NO. AG-108216, ALAMEDA COUNTY RECORDS, APPURTENANT TO AND FOR THE USE OF THE OWNER OR OWNERS OF PARCEL 1 HEREIN DESCRIBED, AND ANY SUBSEQUENT SUBDIVISION OR SUBDIVISIONS THEREOF, FOR DRAINAGE PURPOSES, WITH THE RIGHT AND PRIVILEGE TO CONSTRUCT, REPAIR, REPLACE, MAINTAIN AND USE A SEWER AND A DRAINAGE DITCH, EACH OF SUCH SIZE, TYPE AND CHARACTER AS GRANTEE FROM TIME TO TIME DEEMS NECESSARY, OVER, ACROSS AND UNDER THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERN LINE OF WEST AVENUE 129, ALSO KNOWN AS WILLIAMS STREET, SAID NORTHWESTERN LINE BEING THE SOUTHEASTERN LINE OF THAT CERTAIN 129.20 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM RENE DE TOCQUEVILLE AND HENRIETTA LEROY DE TOCQUEVILLE TO JOSE BERNARDO MENDONCA, DATED NOVEMBER 01, 1901 AND RECORDED NOVEMBER 01, 1901 IN BOOK 799 OF DEEDS, PAGE 273, ALAMEDA COUNTY RECORDS, WITH THE SOUTHWESTERN LINE OF DOOLITTLE DRIVE, ALSO KNOWN AS COUNTY ROAD NO. 7960 (80.00 FEET WIDE) AS DESCRIBED IN GRANT OF RIGHT OF WAY FROM MARY C. SKILLEN TO THE COUNTY OF ALAMEDA, DATED JANUARY 21, 1947 AND RECORDED FEBRUARY 28, 1947 IN BOOK 5091, PAGE 335, SERIES NO. AB/17434, ALAMEDA COUNTY RECORDS; RUNNING THENCE ALONG THE SOUTHEASTERN LINE OF THE SAID 129.20 ACRE TRACT OF LAND SOUTH 62° 30' WEST 1615.51 FEET; THENCE NORTH 26° 31' WEST 735.08 FEET TO THE ACTUAL POINT OF BEGINNING; THENCE CONTINUING NORTH 26° 31' WEST 26.80 FEET TO THE SOUTHEASTERN CORNER OF PARCEL 2 AS DESCRIBED IN THE DEED TO ALAMEDA COUNTY EAST BAY TITLE INSURANCE COMPANY RECORDED DECEMBER 31, 1952, BOOK 6912, PAGE 369, ALAMEDA COUNTY RECORDS; THENCE ALONG THE SOUTHERN BOUNDARY LINE OF SAID PARCEL 2, WESTERLY ALONG THE ARC OF A CURVE TO THE LEFT WITH A RADIUS OF 372.24 FEET, FROM A TANGENT WHICH BEARS NORTH 82° 52' 48" WEST, A DISTANCE OF 125.91 FEET TO A POINT ON A LINE DRAWN PARALLEL WITH THE NORTHWESTERN BOUNDARY LINE OF SAID PARCEL 2 AND DISTANT 15.00 FEET SOUTHEASTERLY THEREFROM, MEASURED AT RIGHT ANGLES THERETO; THENCE ALONG THE PARALLEL LINE SO DRAWN AND ITS DIRECT PRODUCTION SOUTH 63° 29' WEST 725.58 FEET; THENCE SOUTH 26° 31' EAST 22.00 FEET; THENCE NORTH 63° 29' EAST 722.76 FEET; THENCE EASTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 350.24 FEET, FROM A TANGENT WHICH BEARS NORTH 77° 44' 22" EAST, A DISTANCE OF 130.53 FEET TO THE ACTUAL POINT OF BEGINNING.
APN: 079A-0541-010

The Project is depicted on Exhibit A-2 attached to this Lease.

EXHIBIT A-2

DEPICTION OF THE PROJECT


ALTA/NSPS LAND TITLE SURVEY
1717 DOOLITTLE DRIVE
COMSTOCK REALTY PARTNERS, LLC


ALTA/NSPS LAND TITLE SURVEY

EXHIBIT A-2

EXHIBIT A-3

DEPICTION OF PREMISES



EXHIBIT A-4

DEPICTION OF UPPER OFFICE EXPANSION AREA AND DESCRIPTION OF LANDLORD'S WORK



Upper Office Expansion Area shaded in blue above contains approximately 18,225 rentable square feet of space.

Lighting

Tenant shall select from one of the two options below with respect to the installation of ALW LED H-Beam 3.5 Cable Suspension light fixtures in the Upper Office Expansion Area:

OPTION 1:

- ALL FIXTURES AT 4' **LENGTH**: 170 FIXTURES TOTAL

OPTION 2:

- 108 FIXTURES AT **6' LENGTH**
- 4 FIXTURES AT **8' LENGTH**
- 112 FIXTURES TOTAL

Such light fixtures will be installed in the current layout for light fixtures set forth in the reflected ceiling fan attached below.



The specifications for such light fixtures are attached below.

SPECIFICATIONS

HBEAM 3.5

HB3.5 | Suspended, Wall



   

ALW

Find additional images and information at
alwusa.com/hb35

HBEAM 3.5 – HB3.5

Suspended, Wall

ALW

SPECIFICATIONS

Type:

1. BASE MODEL

HB3.5S	QS	3.5" suspended, direct/indirect
HB3.5W	QS	3.5" wall mounted, direct/indirect
		Includes optional tie/stand-off bracket(s) for alternative mounting option in the field

2. RUN LENGTH/ SIZE

___	QS	Individual (2', 3', 4', 5', 6', 7' or 8')
___	QS	Continuous row or Configuration[1] (enter total linear length, ex: 30')

[1]A configuration is a custom shape (rectangle, square, L, etc.) with mitered corners. Must choose quantity of mitered corners in Additional Options.

All lengths are nominal and may vary based on lamping and other specification selections. Consult factory when exact lengths are required.

3. LAMPING PRIMARY/ DIRECT

NONE	QS	None. Select when specifying only indirect lamping or Accent Downlight
LED[1]		*Pair lamping with CCT (where applicable), ex: MED/2700K*
LOW[2]	QS	Low-output, high-performance LED – 569 delivered lm/ft, 7.0 W/ft, 81 lm/W
		2700K QS **3000K** QS **3500K** QS **4000K**
MED[2]	QS	Medium-output, high performance LED – 746 delivered lm/ft, 10.1 W/ft, 74 lm/W
		2700K QS **3000K** QS **3500K** QS **4000K**
HI[2,3]	QS	High-output, high-performance LED – 1035 delivered lm/ft, 14.5 W/ft, 71 lm/W
		2700K QS **3000K** QS **3500K** QS **4000K**
TUNE[3,4]		Tunable white LED, 2700K-5700K – 586 delivered lumens, 8.1 W/ft, 72 lm/W
DECOR[5]		Decorative constant voltage LED, 257 delivered lm/ft, 5.9 W/ft, 44 lm/W
		3000K **3500K** **4000K**
RGB[6]		Color-changing RGB LED, 5 W/ft
RGB/W[6]		Color-changing RGB plus White LED, 5 W/ft

[1]LED board options may be limited and/or substituted to accommodate requests for exact, non-standard overall run lengths (ex. 3' 9"). Consult factory.

[2]Performance calculations are derived from lab test results (extrapolated for LOW and HI) of each option at 3500K with an acrylic lens.

[3]HI may be specified for Direct or Indirect lamping, but CANNOT be used in both channels.

[4]Performance calculations are extrapolated lux results estimates for mid-range CCTs. Cooler and warmer CCT settings will provide lower lumens, lower lm/W and higher W/ft.

[5]Performance calculations are extrapolated estimates.

[6]Driver recommend; controller not included.

FLUORESCENT	*Lamps not provided*
T5	Standard output, 1-lamp profile T5
T5HO	High output, 1-lamp profile T5
T5S	Standard output, 1-lamp profile T5, staggered
T5HOS	High output, 1-lamp profile T5, staggered

QS = Quickship-qualifying option. For the entire luminaire configuration to be Quickship-eligible, ALL options specified in the configuration must be ones notated with "QS". Note: Maximum 300 ft. of Quickship-eligible product per order.

A 1055 22nd Avenue, Unit 1 · Oakland, CA 94606   P 510.489.2530   E TalkToUs@alwusa.com   W alwusa.com

4. DRIVER PRIMARY DIRECT	**NONE**	QS	None. Select when specifying *only* indirect lamping or Accent Downlight
	LED		
	0/10V/	QS	0-10V dimming (mA driver with dimming % below, ex: 0/10V/10%
			QS 10% Dimming to 10% QS 1% Dimming to 1% 0% Premium dimming to 0%
	DALI		DALI dimming to 0%
	DMX		DMX dimming to 0%
	HILUME/A3	QS	Lutron Hi-Lume® A LED EcoSystem® or three-wire control, dimming to 1%
	FLUORESCENT		
	STD		Standard, non-dimming, <10% THD
	FL/D/10V		Dimming, 0-10V
	HILUME		Lutron Hi-Lume® dimming
	BALLASTAR		Step-dimming
			Driver/ballast options may be limited with 347 voltage. Consult factory.
			Driver/ballast specifications provided upon request to assist with control system integration.
			Consult ballast manufacturer for lamp compatibility

5. LENS PRIMARY/ DIRECT	**NONE**	QS	None. Select when specifying *only* indirect lamping or Accent Downlight
	EXT/F	QS	Extra diffuse, flush
	EXT/R	QS	Extra diffuse, reveal
	EXT/AST/LED	QS	Extra diffuse with asymmetric distribution, flush (LED lamping only)



EXT/AST/LED

Reflector and LED board are angled providing asymmetric distribution on wall surface

Continued on Next Page...

QS = QuickShip-qualifying option. For the entire luminaire configuration to be QuickShip-eligible, ALL options specified in the configuration must be ones notated with "QS". NOTE: Maximum 500 ft. of QuickShip-eligible product per order.

A 1035 22nd Avenue, Unit 1 · Oakland, CA 94606   P 510.489.2530   E TalkToUs@alwusa.com   W alwusa.com

6 LAMPING INDIRECT

NONE	QS	None. Select when specifying only Direct Lamping or Accent Downlight
LED[1]		All lamping with CCT (where applicable), ex: 840/3/93X
LOW[2]	QS	Low-output, high-performance LED – 587 delivered lm/ft, 7.0 W/ft, 81 lm/W
		2700K QS 3000K QS 3500K QS 4000K
MED[2]	QS	Medium-output, high performance LED – 746 delivered lm/ft, 10.1 W/ft, 74 lm/W
		2700K QS 3000K QS 3500K QS 4000K
HI[2,3]	QS	High-output, high-performance LED – 1035 delivered lm/ft, 14.5 W/ft, 71 lm/W
		2700K QS 3000K QS 3500K QS 4000K
TUNE[4,5]		Tunable white LED, 2700K-5700K – 604 delivered lumens, 8.1 W/ft, 99 lm/W (must select DMX driver below; controller not included)
DECOR[4]		Decorative constant voltage LED, 353 delivered lm/ft, 5.9 W/ft, 60 lm/W
		3000K 3500K 4000K
RGB[4]		Color-changing RGB LED, 5 W/ft
RGB/W[4]		Color-changing RGB plus White LED, 5 W/ft
		[1]LED board options may be limited and/or substituted to accommodate requests for exact, nonstandard overall run lengths (ex. 5' 9"). Consult factory.
		[2]Performance calculations are derived from IES test results [illegible] of MED option at 3500K with an [illegible] lens
		[3]HI may be specified for Direct or Indirect lamping, but CANNOT be used in both channels
		[4]Performance calculations are extrapolated [illegible] for mid-range CCTs. Cooler and warmer CCT settings will provide [illegible]
		[5]Performance calculations are extrapolated estimates
		[illegible]
FLUORESCENT		Lamps not provided
1T5		Standard output, 1-lamp profile T5
1T5HO		High output, 1-lamp profile T5
1T5S		Standard output, 1-lamp profile T5, staggered
1T5HOS		High output, 1-lamp profile T5, staggered

7 DRIVER INDIRECT

NONE	QS	None. Select when specifying only Direct Lamping or Accent Downlight
LED		
0/10V/	QS	0-10V dimming (list driver with dimming % below, ex: 0/10V/10%)
		QS 10% Dimming to 10% QS 1% Dimming to 1% 0% Premium dimming to 0%
DALI		DALI dimming to 0%
DMX		DMX dimming to 0%
HILUME/A3	QS	Lutron Hi-Lume® A LED EcoSystem® or three-wire control, dimming to 1%
FLUORESCENT		
STD		Standard, non-dimming, <10% THD
FL/0/10V		Dimming, 0-10V
HILUME		Lutron Hi-Lume® dimming
BALLASTAR		Step-dimming
		Driver/ballast options may be limited with 347 voltage. Consult factory.
		Driver/ballast specifications provided upon request to assist with control system integration. Consult ballast manufacturer for lamp compatibility.

QS = Quickship-qualifying option. For the entire luminaire configuration to be Quickship-eligible, ALL options specified in the configuration must be ones notated with "QS". Note: maximum 800 ft. of Quickship-eligible product per order.

HBEAM 3.5 – HB3.5

Suspended, Wall

8. LENS INDIRECT	**NONE**	QS	None, select when specifying *only* Direct Lamping or Accent Downlight
	MD	QS	Frosted *(LEDs may be visible when dimmed)*
	EXT/F	QS	Extra diffuse, flush
	EXT/R	QS	Extra diffuse, reveal
9. ACCENT DOWNLIGHT	**NONE**	QS	None, select when specifying *any* Linear Lamping
	[CODE]		***Complete Accent Downlight Worksheet on Page 7 to determine code***
10. DRIVER – ACCENT DOWNLIGHT	**NONE**	QS	None, select when specifying *only* Direct and/or Indirect Lamping OR Remoted
	0/10V/		0-10V dimming *(pair driver with dimming % below; ex: 010V/10%)* **10%** standard dimming to 10% **1%** dimming to 1% **0%** Premium dimming to 0%
	HILUME/A3		Lutron Hi-Lume® A LED EcoSystem® or three-wire control, dimming to 1%
			Driver options may be limited with 347 voltage. Consult factory. *Driver specifications provided upon request to assist with control system integration*
11. ACCESSORY – ACCENT DOWNLIGHT	**NONE**		None
	HEX		Hexcell louver
	SNT		Snoot



12. QUANTITY – ACCENT DOWNLIGHT	**NONE**	QS	None, Select when specifying *only* Direct and/or Indirect Lamping
	___		Enter total quantity downlights per run length
			For total quantity considerations, please note each downlight requires 7.25" of linear length in the housing
13. FINISH	**AL**	QS	Standard, natural "Ultimatte" aluminum
	BK	QS	Black powdercoat
	WH	QS	White powdercoat
	WH/AM		White antimicrobial powdercoat for healthcare environments
	RAL/ ___		Specify RAL powdercoat code (ex: RAL/9003)

QS = QuickShip-qualifying option. *For the entire luminaire configuration to be QuickShip-eligible, ALL options specified in the configuration must be ones notated with "QS". NOTE: Maximum 800 ft. of QuickShip-eligible product per order.*

1035 22nd Avenue, Unit 1 · Oakland, CA 94606 · 510.4592530 · TalkToUs@alwusa.com · alwusa.com

HBEAM 3.5 – HB3.5

Suspended, Wall

14. VOLTAGE

120		120 volt
277[1]		277 volt
UNV	QS	Universal voltage

[1]For dimming with DL spotlights using 277 volt, HILLUME(A) or D10V(D) driver must be specified.

15. ADDITIONAL OPTIONS

NONE	QS	None
COMBO		Combination 4.5" canopies at feed locations with both power feed and suspension mounting hardware
EMC/___[1]	QS	Emergency circuit (indicate total quantity, ex: EMC/4)
EMB/___[1]	QS	Emergency battery pack (indicate total quantity, ex: EMB/4)
ENLIGHT/___[8,9,10]	QS	Enlighted® 0-10V embedded smart sensor (occupancy, daylight, networking and more)
OS/___[9,10]		0-10V remoted occupancy sensor (indicate total quantity, ex: OS/4)
PH/___[9,10]		0-10V remoted photocell/daylight sensor (indicate total quantity, ex: PH/4)
MC/___	QS*	Mitered corners (indicate total quantity, ex: MC/4 for a rectangle)
SB		Seismic bracing

[1]Consult factory for available options

[8]Enlighted Gateway and Energy Manager (by others) plus programming required. Learn more at enlightedinc.com.

[9]Compatible with 0-10V driver only. Contact factory for alternative options.

[10]Select quantity of 1 for every 8 ft. (ex: ENLIGHT/3 for a 24' fixture run; OS/4 for a 32' fixture run)

*45° mitered cuts forming 90° corners only for QuickShip qualification

LED LAMP PAIRING OPTIONS

		Indirect			
		NONE	LOW	MED	HI
Direct	NONE	x	✓	✓	✓
	LOW	✓	✓	✓	✓
	MED	✓	✓	✓	✓
	HI	✓	✓	✓	x

Limitations exist due to heat. Please follow above guidelines when specifying.

QS = QuickShip-qualifying option. For the entire luminaire configuration to be QuickShip-eligible, ALL options specified in the configuration must be ones notated with "QS". NOTE: Maximum 800 ft. of QuickShip-eligible product per order.

A 1035 22nd Avenue, Unit 1 · Oakland, CA 94606 P 510.489.2530 E TalkToUs@alwusa.com W alwusa.com

HBEAM 3.5 – HB3.5

Suspended, Wall

DIMENSIONS


5"
6"
5"
5"
4"
HB3.5S
EXT/F
HB3.5S
EXT/R
HB3.5W
HB3.5W
Show with included,
optional 1/4" offset bracket

ACCENT DOWNLIGHT WORKSHEET



DL800
DL1000
DL1500

SPOTLIGHTS

SPOT	DELIVERED LUMENS (LM)	WATTS (W)	EFFICACY (LM/W)	CRI	BEAM SPREAD (DEGREES) SELECT ONE ONLY	CCT SELECT ONE ONLY	COMPLETE CODE Compile bold codes, separate each with a dash and enter on Page 5, Section X ex: DL1500/25/3500K
DL800	800	[illegible]	XX	80	25 40	3000K 3500K 4000K	
DL1000	1000	[illegible]	XX	80	25 40	3000K 3500K 4000K	
DL1500	1500	[illegible]	XX	80	24 40	3000K 3500K 4000K	

AIMING

PERPENDICULAR

6°

PARALLEL

25°



ACCESS



Downlights are centered in a 7.5" long, hinged panel that opens to provide access for lamp installation, replacement and/or maintenance.

HBEAM 3.5 – HB3.5

Suspended, Wall

HOUSING

100% recyclable, extruded architectural grade 6063 aluminum with .08" minimum wall thickness.

ELECTRICAL

Fluorescent ballasts are <10% THD Class P. Programmed-start standard. LED drivers are Class 2. L80 >50,000 hours. 80+ CRI. Luminous flux +/- 5%. ETL listed for damp location with lens.

EMERGENCY

Luminaires can be wired for emergency circuit and/or emergency battery backup. Consult factory for details.

SUSPENSION HARDWARE



CEILING HARDWARE

(1) 4.5" canopy per power feed location, (1) bullet mount, (1) 8' aircraft cable and (1) 2" canopy (for use with T-bar mounting) per suspension point



COMBO CANOPY

Choose option COMBO to specify 4.5" canopies at feed locations with power feed and aircraft cable suspension mounting

Canopy finish is always white. Contact factory for alternate color.

OPTIONS



SEISMIC BRACING

Add-on hardware includes cable gripper with hook, 3-cable clamp and specified length of aircraft cable per suspension point



MITERED CORNERS

Consult factory for mitered corner angle options

LINEAR LENS OPTIONS

Extruded, twin-layered, high-impact acrylic. EXT is white and extra diffuse with minimal-to-no source visibility. WD is lightly frosted with greater light output, but possible source visibility. Choose from flush or reveal (dropped).



FLUSH LENS – EXT/F, WD



REVEAL LENS – EXT/R

FINISH

Standard finish is "Ultimatte" aluminum — a smooth, clean and durable finish achieved from a deep-etch and two-step clear anodizing process. White, black and color RAL powdercoat options also available.



ALUMINUM – AL



WHITE – WH



BLACK – BK



COLOR – RAL

OPERATING TEMPERATURE

Luminaire should be installed and operated ONLY in environments where the ambient temperature ranges from -4° F (-20° C) to 122° F (50° C). Operating the luminaire in environments outside the listed temperature range voids the warranty AND may damage the product or adversely impact lamp life, lumen output and color consistency.

Carpet, Base and Paint

Tenant shall select from one of the three options (as set forth in the plans attached below) with respect to the installation of carpet, base and paint in the Upper Office Expansion Area:

OPTION 1:



OPTION 1
A-2

OPTION 2:



OPTION 2
A-2

OPTION 3:



OPTION 3
A-2


OPTION 1
OPTION 2
OPTION 3

The specifications for such carpet, base and paint are attached below.

Mohawk Group

New Vintage Collection

GT302 Reawakened Tile 12BY36

Mohawk Group



DESIGN	
Product Type:	Tile
Construction:	Tufted
Minimum Sq. Yd.:	No Minimum
Surface Texture:	Patterned Tip Shear
Gauge:	1/12 (47.00 rows per 10 cm)
Density:	5,844
Weight Density:	107,009
Stitches Per Inch:	11.0 (43.31 per 10 cm)
Finished Pile Thickness:	.109" (2.77 mm)
Dye Method:	Solution Dyed
Backing Material:	EcoFlex NXT
Fiber Type:	Duracolor® Premium Nylon
Fiber Technology:	Duracolor® by Mohawk Group's Stain Resistant System. Passes GSA requirements for permanent stain resistant carpet
Face Weight:	18.0 oz. per sq. yd. (610 g/m2)
Pattern Repeat:	Not Applicable
Size:	12" x 36" (.3048 m x .9144 m)
Installation Method:	Monolithic, Half Lap, Brick Ashlar, Basketweave, Parallel Half Lap, Monolithic Stepping, Random, Herringbone
Soil Release Technology:	Sentry Plus
Foot Traffic Recommendation TARR:	Heavy

SUSTAINABILITY	
IAQ Green Label Plus:	Green Label Plus 1171
Pre-Consumer Recycled Content:	57%
Post-Consumer Recycled Content:	1%
NSF 140:	Gold
Declare Label:	Declared Red List Free

PERFORMANCE	
Static:	AATCC-134 Under 3.5 KV
Flammability:	ASTM E 648 Class I (Glue Down)
Smoke Density:	ASTM E 662 Less than 450

SERVICE	
Warranties:	Lifetime Limited Carpet Tile Warranty, Lifetime Duracolor Stain Warranty, Lifetime Static



145 Classic | 283 Rare | 473 Unique



586 Distinguished | 568 Superior | 661 Ripe



728 Finest | 837 Prime | 849 Flawless

MOHAWKGROUP.COM | CONTACT US: 800.554.6637 | TECH SERVICES: 800.833.6954

Mohawk Group

New Vintage Collection

GT302 Reawakened Tile 12BY36

Mohawk Group



861 Tradition | 817 Simple | 949 Ideal | 957 Top Notch | 959 Mature | 969 Maturity



Installation Method


Herringbone
Ashlar

Interface European Manufacturing BV reserve the right to change or modify specifications.

Product Touch of Timber **Colour** 4191004 Elm

Product Specifications						
Product Number	4191					
Product Construction	Microtuft Patterned Level Loop Pile					
Yarn System	100% Recycled Solution Dyed Nylon					
Standard Backing	Graphlex®					
Size – Packaging	25 x 100 cm – 5 m² Box					
Pile Yarn Weight	488 g/m² ± 5%					
Total Weight	4240 g/m² ± 5%					
Total Thickness	5.1 mm ± 0.5 mm					
Gauge – Ends per 10 cm	0/64 - 60.4					
Tufts per m²	188,400/m² ±5%					
Performance Specifications						
Wear Classification	EN 1307 33 Heavy Contract					
Castor Chair Rating	r2.4 (EN 985) Continuous Use					
Flammability	(EN ISO 9239-1) Euroclass Cfl-s1 (EN 13501-1)					
Light Fastness	≥7 (ISO 105-B02)					
Light Reflectance Value (LRV)	LRV – L value			LRV – Y value		
	46.4			14.9		
Dimensional Stability	≤0.2% (ISO 2551/EN 986)					
Impact Sound Insulation ΔL_w EN ISO 10140-3	14 dB					
Rating of Sound Absorption (α_w) EN ISO 11654	0.15					
Sound Absorption (α_p) EN ISO 354	125 Hz	250 Hz	500 Hz	1000 Hz	2000 Hz	4000 Hz
	0.01	0.03	0.08	0.17	0.32	0.30

Environmental Specifications					
Total Recycled Content	69.83%				
Pre-Consumer (Total)	64.15%				
Post-Consumer (Total)	5.68%				
Yarn Recycled Content	100%				
Pre-Consumer (Yarn)	50%				
Post-Consumer (Yarn)	50%				
Indoor Air Quality	GUT Prodis ID 8C0D7833				
	French A+				
	Danish Indoor Climate				
	GLP 8124				
Potential Green Building Contribution					
BREEAM (UK/International)	View potential BREEAM contribution				
BRE Green Guide Ratings					
Commercial	Domestic	Education	Health	Retail (Fixtures)	Retail (Durability)
A+	A+	A+	A+	A+	A+
LEED (US/International)	View Potential Leed Contribution				
HQE (France)	View Potential HQE Contribution				
DGNB (Germany)	View Potential DGNB Contribution				
Environmental Product Declaration	Touch of Timber EPD INT 20170106-CBC1-EN				

Carbon Footprint	
Full Life Cycle Carbon Footprint	According to EPD or EPD calculation method
Raw Materials and Production	3.88 kg CO_2 eq/m²
Delivery and Installation	0.70 kg CO_2 eq/m²
Use (10 Years)	3.32 kg CO_2 eq/m²
End of Life (Waste to Energy)	4.52 kg CO_2 eq/m²
Total (10 Years Lifetime)	12.44 kg CO_2 eq/m²
Carbon Neutral Cool Carpet®	Standard
Installation Impacts	
Installation Waste	In a typical installation (rectangular building, installed before walls) using the installation method below:
	Herringbone 3-5%
	Ashlar – 3-6 %
	For reference, 2 m wide broadloom typically generates 7-10% installation waste
TacTiles®	Optimised for glue-free installation with TacTiles® connectors with virtually zero VOCs
End of Life Options	
Waste to Energy	Can be incinerated in appropriate waste to energy plant.
ReUse	Can be cleaned and reused in a non-critical location to extend its useful life.
Recycling	Can be returned through the Interface ReEntry scheme and be reused as raw material in new carpet tiles.
Technical Information	
Installation	See recommended Interface installation guidelines
Maintenance	See recommended Interface maintenance guidelines
Warranty	15 years
Manufacturing Location	ISO 9001 & 14001 Certified Facilities in Europe

Performance Qualifications


14 dB
0.15
≤7
≤2.4

Certifications

EN 14041

CE

Burke
FLOORING
A DIVISION OF BURKE INDUSTRIES

Resilient Rubber and Vinyl Wall Base

1. PROPRIETARY PRODUCT/MANUFACTURER

1.1 Proprietary Product: Resilient Rubber and Vinyl Wall Base – FloorScore Certified

1.2 Manufacturer:

Burke Flooring
2250 South Tenth Street
San Jose, California 95112
Phone: (800) 447-8442
(352) 357-4119
Fax: (352) 357-0660
Samples: Ext 1031
Web: www.burkeflooring.com

1.3 Proprietary Product Description:

1.3.1 Construction: Burke Resilient Rubber Wall Base is available in both Thermoset (TS) and Thermoplastic (TP) rubber formulations developed to meet the dimensional and performance requirements of ASTM F-1861, Type TS and Type TP, Group I (solid) Standard Specification for Resilient Wall Base.

Burke Resilient Vinyl Wall Base is manufactured from a homogeneous composition of polyvinyl chloride (PVC), high quality additives, and colorants to meet the performance and dimensional requirements of ASTM F-1861, Type TV, Group I (solid) and Group II (layered) Standard Specification for Resilient Wall Base.

1.3.2 Physical Characteristics:

Type TS - Thermoset Rubber, Group I (solid):

- **CP - Straight (Toeless) Profile**
- **CV – Coved (Toed) Profile**
- .125" (3.17 mm) thickness
- 2-1/2" (6.35 mm), 4" (10.16 cm) and 6" (15.24 mm) heights available.
- 4' (1.22 m) straight lengths packaged 100' (30.48 m) per carton.
- Inside and outside corners with 3" (7.6 cm) wings.

Type TP - Thermoplastic Rubber, Group I (solid):

- **HL & HR - Straight (Toeless) Profile**
- **GL & GR – Coved (Toed) Profile**
- .125" (3.17 mm) thickness
- 2-1/2" (6.35 mm), 4" (10.16 cm), 4-1/2" (11.43 cm) and 6" (15.24 mm) heights available.
- 4' (1.22 m) straight and 100' coiled lengths packaged 100' (30.48 m) per carton.
- 2-1/2" and 4" inside and outside corners with 3" (7.6 cm) wings. 4-1/2" corners have 3-1/2" (8.9 cm) wings and 6" corners have 4-1/2" (11.4 cm) wings.

Type TV - Thermoplastic Vinyl, Group I (solid):

- **SL & SR - .080" (2.03 mm) thick Straight (Toeless) Profile**
- **CL & CR – .080" (2.03 mm) thick Coved (Toed) Profile**
- **UL & UR - .125" (3.17 mm) thick Straight (Toeless) Profile**
- **WL & WR – .125" (3.17 mm) thick Coved (Toed) Profile**
- .080"(2.03 mm) and .125" (3.17 mm) thicknesses
- 2-1/2" (6.35 mm), 4" (10.16 cm), and 6" (15.24 mm) heights available. [4-1/2" (11.43 cm) height available in .125" thickness only]
- 4' (1.22 m) straight and 100' coiled lengths packaged 100' (30.48 m) per carton.
- 2-1/2" and 4" inside and outside corners with 3" (7.6 cm) wings. 4-1/2" corners have 3-1/2" (8.9 cm) wings and 6" corners have 4-1/2" (11.4 cm) wings.

Type TV - Thermoplastic Vinyl, Group II (layered):

- **JL & JR – .080" (2.03 mm) thick Coved (Toed) Profile**
- **DL & DR – .125" (3.17 mm) thick Coved (Toed) Profile**
- .080"(2.03 mm) and .125" (3.17 mm) thicknesses
- 4" (10.16 cm) height available only.
- 4' (1.22 m) straight and 100' coiled lengths packaged 100' (30.48 m) per carton.
- 4" inside and outside corners with 3" (7.6 cm) wings.

2. PRODUCT PERFORMANCE AND TECHNICAL DATA

2.1 Hardness - ASTM D 2240: 85 Shore A

2.2 Flexibility – Will not crack, break, or show any signs of fatigue when bent around a 1/4" (6.4 mm) diameter cylinder.
2.3 Meets or exceeds the dimensional and performance requirements for light heat aging, chemical resistance and dimensional stability when tested in accordance with ASTM F-1861 Standard Specification for Resilient Wall Base.
2.4 Fire Resistance:
- **2.4.1** - ASTM E 648/NFPA 253 (Critical Radiant Flux) - Class 1.
- **2.4.2** - ASTM E 662/NFPA 258 (Smoke Density) - 450 or less.

3. INSTALLATION

3.1 The installation of Burke Resilient Rubber and Vinyl Wall Base should not begin until the work of all other trades has been completed, especially overhead trades. Areas to receive resilient wall base shall be clean, fully enclosed, weather-tight, and maintained at a uniform temperature of at least 65°F for 24 hours before, during, and after the installation is completed. The resilient wall base and adhesives shall be conditioned in the same manner. The wall surface shall be clean, dry and free of all foreign material, such as dust, paint, grease, oils, solvents, sealers, and old adhesive residue which may interfere with proper adhesion. Resilient wall base may be installed on interior plaster, gypsum wallboard, concrete, masonry, cement board and similar porous surfaces. Do not install on exterior surfaces subject to weather or interior surfaces which will be exposed to moisture or excessive temperature changes. All coiled wall base shall be unrolled and allowed to lay flat for a period of at least 24 hours at 65°F prior to installation. Resilient wall base shall be rolled, with a J-hand roller, after installation, to ensure proper bonding.

3.2 Adhesives:

Porous Surfaces:
Burke BR-101 Acrylic Cove Base Adhesive
Application: 1/8" square notched trowel or multi-tipped nozzle when using the cartridge.
Coverage: 250 lin. ft. using the trowel or 65 lin. ft. per cartridge when installing 4" wall base.

Non-porous Surfaces:
Use a good quality contact bond adhesive and apply per manufacturer's instructions.

3.3 Installation Manual: Refer to Burke Resilient Wall Base Installation instructions for complete installation details.

4. AVAILABILITY AND COST

4.1 Available through authorized Burke distributors nationwide.

5. WARRANTY

5.1 Limited 2 year warranty. For complete details, contact Burke or an authorized Burke distributor.

6. MAINTENANCE

6.1 Refer to Burke Resilient Wall Base Installation instructions for complete maintenance details.

7. TECHNICAL SERVICES

7.1 Samples: Submittal samples for verification and approval available upon request from Burke Customer Service. Samples shall be submitted in compliance with the requirements of the Contract Documents. Accepted and approved samples shall constitute the standard materials which represent materials installed on the project.

7.2 For current Installation and Maintenance Instructions, Architect Specifications, Product Specifications, and other technical data, contact Burke Customer Service at 1-800-447-8442.

Dunn-Edwards PAINTS

THE #1 CHOICE OF PAINTING PROFESSIONALS®

ARISTOGLO®

Interior
Fire Retardant Alkyd Semi-Gloss Enamel
74A

RAVOC RATED · ALKYD · EG-FREE

DESCRIPTION: ARISTOGLO® is a premium fire retardant alkyd semi-gloss enamel designed for use on properly prepared and primed surfaces in interior areas where fire safety is a concern. **ARISTOGLO** displays less yellowing and lower odor than most alkyd enamels. **ARISTOGLO** also provides superior brushing characteristics, excellent flow and leveling, outstanding hide and abrasion resistance. Within California, available only in quarts. **RECOMMENDED FOR PROFESSIONAL USE.**

PRODUCT INFORMATION

SOLVENT TYPE: Paint thinner | **RESIN TYPE:** Alkyd

FINISH (ASTM D 523): Semi-Gloss: 45–55% on a 60° meter after 14 days.

COLORS: Stock colors: Swiss Coffee. Other colors can be special ordered or store mixed.

TINT BASES: L Tintable White, M Medium, U Ultra Deep

VISCOSITY@77°F/25°C (ASTM D 562): 85–90 KU

MAXIMUM VOC CONTENT 390 g/L (as supplied) | **MAXIMUM RAVOC** (Reactivity-Adjusted VOC) 125 g/L

SOLIDS BY VOLUME (ASTM D 2697) 58.3% ± 2% | **SOLIDS BY WEIGHT** 74.8% ± 2%

WEIGHT PER GALLON (ASTM D 1475): 11.25 lbs.

COMPOSITION BY WEIGHT

Pigment—46.7%		**Vehicle—53.3%**	
*Prime pigments	22.1	Alkyd resins	26.4
Fire Retardant pigment	17.5	Thinner & additives	26.9
Reinforcing pigments	7.1		

Prime pigments include titanium dioxide (TiO_2), plus all other pigments directly adding to the hiding power of this paint.

RECOMMENDED FILM THICKNESS PER COAT
Wet: 3.5 mils   Dry: 2.0 mils

PRACTICAL COVERAGE PER COAT AT RECOMMENDED DRY FILM THICKNESS
Approximately 400–450 sq. ft. per gallon, depending on surface conditions and application techniques.

THINNING RECOMMENDATION: This coating is intended to be applied without thinning or diluting under normal environmental and application conditions.

AVERAGE DRY TIME@77°F/25°C (ASTM D 1640)
To touch: 2–3 hours   Recoat: 7–8 hours
Dry times and recoat times are temperature, humidity and film thickness dependent.

APPLICATION EQUIPMENT: Brush, roller, airless spray, HVLP spray

PACKAGING: Quart, one-gallon containers

STORAGE: Store in a dry area. Protect from freezing. Protect from temperatures above 110°F for extended periods of time. Extreme temperatures may cause paint to become unusable. See *Paint Storage Best Practices* Technical Bulletin at dunnedwards.com for more information.

CLEANUP: Paint thinner where allowed. Otherwise, use acetone.

DISPOSAL: For information on local options to dispose of unwanted leftover paint, call Dunn-Edwards Customer Service at 1-888-DEPAINT or visit www.dunnedwards.com. **Do not mix with other products.**

CONFORMS TO: FDA Guidelines for Resinous & Polymeric Coatings

SAFETY DATA SHEET: Available at www.dunnedwards.com

SURFACE PREPARATION: All surfaces must be cured, clean, dry, and free from dirt, dust, rust, stains, grease, oil, mildew, wax, efflorescence, bond-breakers, and other contaminants. Remove all loose, peeling, or chalky paint by sanding, scraping, or other appropriate methods. Repair all cracks, holes, and other surface imperfections with a suitable patching material. Repaired surfaces should then be sanded smooth and dusted clean. Glossy surfaces should be dulled to provide a roughened surface for good adhesion.

This Fire Retardant Coating has been fire-tested in accordance with ASTM Designation E 84-04 and rated as NFPA Class A, CBC Class I, with a flame spread index of 25 and smoke developed value of 10. Test report available upon request. **IMPORTANT:** *Fire Retardant Coatings do not make combustible materials fireproof. The purpose of a Fire Retardant is to delay ignition and flame spread, providing valuable time for fire response or escape.*

SPECIAL INSTRUCTIONS

- CAUTION: Scraping or sanding surfaces of older buildings (especially pre-1978) may release dust containing lead or asbestos. EXPOSURE TO LEAD OR ASBESTOS CAN BE VERY HAZARDOUS TO YOUR HEALTH. Always wear appropriate personal protective equipment during surface preparation, and finish cleanup of any residues by water-washing all surfaces. For more information, see Dunn-Edwards brochure on "Surface Preparation Safety" or call EPA's National Lead Information Hotline at 1-800-424-LEAD, or visit www.epa.gov/lead or/asbestos, or contact your state or local Health Department.
- This product can neither cause nor prevent or cure the growth of mold, mildew, or other forms of fungus. Excessive moisture and inadequate ventilation are the main conditions that promote their growth. Correct any such conditions before painting.
- **(E22-1A)—Interior Fire Retardant Alkyd Undercoater.**
- Exposure to ammoniated cleaners will accelerate yellowing.
- Do not apply when the air or surface temperature is below 50°F.

PRIMERS

WALLBOARD & MASONRY

Plaster, Tilt-up concrete, Poured-in-place, Brick	**EFF-STOP® Premium (ESPR00)**
Smooth trowel	**SUPER-LOC® Premium (SLPR00)**
Concrete block	**Smooth BLOCFIL Premium (SBPR00)**

METAL

Ferrous	**ULTRA-GRIP® Premium (UGPR00)**, **BLOC-RUST® Premium (BRPR00)** or **ULTRASHIELD® Galvanized Metal Primer (ULGM00)**
Non-ferrous	**ULTRASHIELD® Galvanized Metal Primer (ULGM00)** or **ULTRA-GRIP® Premium (UGPR00)**

THE #1 CHOICE OF PAINTING PROFESSIONALS®

SPARTAWALL®

Low Odor
Interior Semi-Gloss Paint
SWLL50-1

RAVOC · 100% ACRYLIC · EG-FREE · green wise GOLD

DESCRIPTION: SPARTAWALL® Semi-Gloss is a premium interior, Zero VOC, 100% acrylic semi-gloss paint that has very low odor and no added organic solvents. **SPARTAWALL Semi-Gloss** is ideal for use on residential and commercial projects, schools, hospitals, and in other occupied spaces where low odor products are preferred. **SPARTAWALL Semi-Gloss** provides very good non-blocking properties and excellent adhesion. It is easy to apply, provides exceptional leveling properties and forms a tough, washable finish ideal for use on kitchen and bathroom walls, trim and doors, cabinets, window frames, and handrails.

PRODUCT INFORMATION

SOLVENT TYPE: Waterborne | **RESIN TYPE:** 100% acrylic

FINISH (ASTM D 523): Semi-Gloss: 40-50% on a 60° meter

COLORS: Stock colors: Swiss Coffee. Colors can be special ordered or store mixed.

TINT BASES: L Tintable White, M Medium, U Ultra Deep

VISCOSITY@77°F/25°C (ASTM D 562): 92-98 KU

MAXIMUM VOC CONTENT 2 g/L (as supplied) | **MAXIMUM RAVOC** (Reactivity-Adjusted VOC) 1 g/L

NOTE: "Zero VOC" means "No organic solvents added." (Trace amounts of VOC may be present as residual components of other ingredients. Dunn-Edwards uses Zero VOC colorants; other additives may increase VOC emissions.)

SOLIDS BY VOLUME (ASTM D 2697) 36.0% ± 2% | **SOLIDS BY WEIGHT** 47.1% ± 2%

WEIGHT PER GALLON (ASTM D 1475): 10.34 lbs.

COMPOSITION BY WEIGHT

Pigment–24.1%		**Vehicle–75.9%**	
*Prime pigments	17.3	Acrylic resins	20.7
Reinforcing pigments	6.8	Water & additives	55.2

**Prime pigments include titanium dioxide (TiO₂) plus all other pigments directly adding to the hiding power of this paint.*

RECOMMENDED FILM THICKNESS PER COAT
Wet: 4.2 mils Dry: 1.5 mils

PRACTICAL COVERAGE PER COAT AT RECOMMENDED DRY FILM THICKNESS
Approximately 325–375 sq. ft. per gallon, depending on surface conditions and application techniques.

THINNING RECOMMENDATION: This coating is intended to be applied without thinning or diluting under normal environmental and application conditions. If necessary to maintain good workability, add up to 1/4 pint (4 fl. oz.) of clean water per gallon of coating.

AVERAGE DRY TIME@77°F/25°C (ASTM D 1640)
To touch: 30-60 minutes Recoat: 1–2 hours
Dry times and recoat times are temperature, humidity and film thickness dependent.

APPLICATION EQUIPMENT: Brush, roller, airless spray

PACKAGING: One-gallon, five-gallon containers

STORAGE: Store in a dry area. Protect from freezing. Protect from temperatures above 110°F for extended periods of time. Extreme temperatures may cause paint to become unusable. See *Paint Storage Best Practices* Technical Bulletin at dunnedwards.com for more information.

CLEANUP: Warm, soapy water

DISPOSAL: For information on local options to dispose of unwanted leftover paint, call Dunn-Edwards Customer Service at 1-888-DEPAINT or visit www.dunnedwards.com. **Do not mix with other products.**

CONFORMS TO: ARB 2007 SCM & CALGreen 2013; CHPS Section 01350; LEED 2009 IEQ Credit 4.2; LEED v4 EQ Credit 2; MPI Approved Product #54; CRGI Green Wise Certified Gold

SAFETY DATA SHEET: Available at www.dunnedwards.com

SURFACE PREPARATION: All surfaces must be cured, clean, dry, and free from dirt, dust, rust, stains, grease, oil, mildew, wax, efflorescence, bond-breakers, and other contaminants. Remove all loose, peeling, or chalky paint by sanding, scraping, or other appropriate methods. Repair all cracks, holes, and other surface imperfections with a suitable patching material. Repaired surfaces should then be sanded smooth and dusted clean. Glossy surfaces should be dulled to provide a roughened surface for good adhesion.

SPECIAL INSTRUCTIONS

- CAUTION: Scraping or sanding surfaces of older buildings (especially pre-1978) may release dust containing lead or asbestos. EXPOSURE TO LEAD OR ASBESTOS CAN BE VERY HAZARDOUS TO YOUR HEALTH. Always wear appropriate personal protective equipment during surface preparation, and finish cleanup of any residues by water-washing all surfaces. For more information, see Dunn-Edwards brochure on "Surface Preparation Safety" or call EPA's National Lead Information Hotline at 1-800-424-LEAD, or visit www.epa.gov/lead or/asbestos, or contact your state or local Health Department.
- This product can neither cause nor prevent or cure the growth of mold, mildew or other forms of fungus. Excessive moisture and inadequate ventilation are the main conditions that promote their growth. Correct any such conditions before painting.
- *On Level 4 and 5 Drywall Finishes, thin drywall primer with 10% water (3/4 pints per gallon; 1/2 gallon per 5-gallons) for best penetration.
- Do not apply when the air or surface temperature is below 50°F.

PRIMERS

DRYWALL

Textured; Untextured	**Self-priming** (first coat)
Skim-coated; Level 4 and 5 drywall finishes	**"VINYLASTIC"® Plus (VNPL00)** (see Special Instructions)

MASONRY

Plaster; Tilt-up concrete; Poured-in-place; Brick;	**EFF-STOP® Premium (ESPR00)**, **EFF-STOP® Select (ESSL00)** or **FLEX-PRIME® Select (FPSL00)**
Smooth trowel	**SUPER-LOC® Premium (SLPR00)**
Concrete block;	**Smooth BLOCFIL™ Premium (SBPR00)** or **Smooth BLOCFIL™ Select (SBSL00)**

WOOD/SYNTHETIC WOOD–INTERIOR

Trim, doors; Masonite; Hardboard	**INTER-KOTE® Premium (IKPR00)**, **ULTRA-GRIP® Premium (UGPR00)** or **ULTRA-GRIP® Select (UGSL00)**

METAL

Ferrous:	**ULTRA-GRIP® Premium (UGPR00)**, **BLOC-RUST® Premium (BRPR00)**, **ULTRASHIELD® Galvanized Metal Primer (ULGM00)** or **ULTRA-GRIP® Select (UGSL00)**
Non-ferrous:	**ULTRASHIELD® Galvanized Metal Primer (ULGM00)**, **ULTRA-GRIP® Premium (UGPR00)** or **ULTRA-GRIP® Select (UGSL00)**

8/16 (6/16) DUNN-EDWARDS CORPORATION • 4885 East 52nd Place • Los Angeles, California 90058-5507 • (888) DE PAINT | dunnedwards.com
337-2468

EXHIBIT A-5

DEPICTION OF TENANT PARKING AREA



EXHIBIT A-6

SQUARE FOOTAGE CALCULATIONS



TENANT - C
TENANT - B
TENANT - ERI
ERI SECOND FLOOR OFFICE SPACE

TENANT - ERI

ERI WAREHOUSE PREMISES	± 64,731 SF
ERI OFFICE PREMISES	± 106,320 SF
ERI TOTAL PREMISES	± 171,051 SF

REFERENCE PURPOSE ONLY
ERI UPPER OFFICE EXPANSION AREA: ± 10,225 SF

TENANT - B

TOTAL AREA: ± 159,375 SF

TENANT - C

TOTAL AREA: ± 95,624 SF

BUILDING TOTAL

1717 DOOLITTLE DR, 2250 WILLIAM ST & 2350 WILLIAM ST:	± 429,409 SF
2388 WILLIAMS & 2380 WILLIAMS:	± 164,713 SF
PROJECT TOTAL	± 594,122 SF

JOHN G. CATALDO
A.I.A., C.S.I., ARCHITECT INC.

DEVELOPMENT/PLANNING
ARCHITECTURE/ENGINEERING

CONSTRUCTION MANAGEMENT
ENGINEERING CONSULTANTS

Adrian Comstock
Comstock Realty Partners
1801 Century Park East, Suite 1095
Los Angeles, CA 90067

Re: 1717 Doolittle – Square Footage Measurement

Adrian,

This is to certify that the building/premises measurement document is prepared pursuant to 2012 BOMA standards and accurate to the best of our knowledge.

Please feel free to contact us for any questions.

Regards,

[signature]

John Cataldo AIA
Principal
John G. Cataldo & Associates
835 Mission St | South Pasadena, CA 91030
P:626.799.4400 | JohnC@johncataldo.com

EXHIBIT B

MULTI-TENANT INDUSTRIAL RULES AND REGULATIONS

1. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, other than Building standard materials, without the prior written consent of Landlord.

2. Tenant shall not obstruct any common area sidewalks, loading docks, halls, passages, exits, entrances, elevators, escalators or stairways of and/or to the Building. Neither Tenant nor any employee, invitee, agent, licensee or contractor of Tenant shall go upon or be entitled to use any portion of the roof of the Building without the prior written consent of Landlord.

3. When not in use or in reasonable anticipation of use by truck loading/unloading goods, all dock doors shall be kept closed so to minimize noise impacts to residents across the street to the south.

4. For truck dock door numbers 3 - 8: (a) hours of operation shall be limited to 6am to 6pm weekdays and (b) no overnight parking of more than one truck per loading door shall be permitted on-site.

5. Except as is commercially reasonable, trucks shall not remain idling on-site and minimize noise impacts to the residents across the street to the south.

6. Except as is commercially reasonable, trucks accessing the Property shall not be allowed to park/idle elsewhere in the Comstock Industrial Center. Trucks operators are required to adhere to the city of San Leandro's established truck routes when going to/coming from the Property, and are prohibited from travel on residential streets.

7. Landlord will furnish Tenant, free of charge, with two (2) keys to each door lock in the Premises. Landlord may impose a reasonable charge for any additional keys. Tenant may not, without Landlord's consent, make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door or window of its Premises. Tenant, upon termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to, or otherwise procured by Tenant, and, in the event of loss of any keys, shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by Law. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. Electric wires, telephones, burglar alarms or other similar apparatus shall not be installed in the Premises except with the approval and under the direction of Landlord. The location of telephones, call boxes and any other equipment affixed to the Premises shall be subject to the approval of Landlord. Any installation of telephones, telegraphs, electric wires or other electric apparatus made without permission shall be removed by Tenant at Tenant's own expense.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment, forklifts and pallet jacks, subject to any express provisions of Tenant's Lease to the contrary. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Landlord reserves the right from time to time, in Landlord's sole and absolute discretion, exercisable without prior notice and without liability to Tenant, to: (a) name or change the name of the Building or Property; (b) change the address of the Building, and/or (c) install, replace or change any signs in, on or about the Property (except for Tenant's signs, if any, which are expressly permitted by the Lease).

12. Tenant shall close and lock all doors of its Premises and entirely shut off all water faucets or other water apparatus, unless otherwise needed for Tenant's business and, except with regard to Tenant's computers and other equipment, if any, which reasonably require electricity on a 24-hour basis, all electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

13. Tenant shall not make any room-to-room solicitation of business from other tenants. Tenant shall not use the Premises for any business or activity other than that specifically provided for in this Lease. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Common Area and other portions of the Property are expressly prohibited, and each tenant shall cooperate to prevent same.

14. Landlord reserves the right to exclude or expel from the Property any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Property.

15. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substances of any kind whatsoever shall be thrown therein.

16. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

17. Tenant shall store all its trash and garbage within its Premises or in designated trash containers or enclosures within the Property. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord.

18. Other than as permitted elsewhere in the Lease, the Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging of any kind. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted and the use of a microwave shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

19. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord and governmental agencies, and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations. Tenant shall cooperate fully with Landlord in all matters concerning fire and other emergency procedures.

20. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage. Such responsibility shall include keeping doors locked and other means of entry to the Premises closed.

21. Landlord reserves the right to make such other minor reasonable Rules and Regulations which apply to all tenants as, in its reasonable judgment, may from time to time be needed for safety, security, care and cleanliness of the Building or Property and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

22. Landlord may waive any one (1) or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other such tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any and all of the tenants in the Building.

23. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Complex. To the extent of an express conflict between any of these Rules and Regulations and the terms and conditions of this Lease, the terms and conditions of this Lease shall prevail and control.

24. Tenant shall not receive, store, discharge, or transport firearms, ammunition, or weapons or explosives of any kind or nature at, on or from the Premises.

PARKING RULES AND REGULATIONS

In addition to any parking provisions contained in the Lease, the following rules and regulations shall apply with respect to the use of the Property's parking facilities.

1. Every parker is required to park and lock his/her own vehicle. All responsibility for damage to or loss of vehicles is assumed by the parker and Landlord shall not be responsible for any such damage or loss by water, fire, defective brakes, the act or omissions of others, theft, or for any other cause.

2. Tenant shall not park or permit its employees to park in any parking areas designated by Landlord as areas for parking by visitors to the Property. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four wheeled trucks.

3. Tenant shall have its employees, vendors, truckers use care when arriving and exiting the Premise to minimize noise impacts to residents across the street to the south.

4. No extended term storage of vehicles shall be permitted.

5. Vehicles must be parked entirely within the Tenant's designated parking area noted on <u>Exhibit A-5</u> of the Lease.

6. All directional signs and arrows must be observed.

7. The speed limit within all parking areas shall be five (5) miles per hour.

8. Parking is prohibited: (a) in aisles; (b) where "no parking" signs are posted; (c) on ramps; (d) in cross-hatched areas; and (e) in reserved spaces and in such other areas as may be designated by Landlord.

9. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the vehicle to removal, at such vehicle owner's expense.

10. If Tenant permits or allows any of the prohibited activities described herein, then Landlord shall have the right, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved at Tenant's sole cost and expense, which cost shall be payable by Tenant immediately upon demand by Landlord.

EXHIBIT C

ENVIRONMENTAL QUESTIONNAIRE

FOR OFFICE USE ONLY:

This questionnaire is designed to solicit information regarding your proposed use, generation, treatment, storage, transfer or disposal of hazardous or toxic materials, substances or wastes. If this Questionnaire is attached to or provided in connection with a lease, the reference herein to any such items shall include all items defined as "Hazardous Materials," "Hazardous Substances," "Hazardous Wastes," "Toxic Materials," "Toxic Substances, "Toxic Wastes," or such similar definitions contained in the Lease. Please complete the questionnaire and return it to landlord for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

Property Address:

Proposed Tenant:

(Include full legal name of proposed tenant and any d/b/a)

Current Address:

Description of Proposed Use of Property:

PLEASE ANSWER THE FOLLOWING QUESTIONS ACCURATELY AND FULLY, ATTACHING ADDITIONAL PAGES IF NECESSARY. YOUR RESPONSES TO THIS QUESTIONNAIRE, INCLUDING ANY AND ALL ATTACHMENTS, SHALL BE INCORPORATED AS REPRESENTATIONS AND WARRANTIES IN THE LEASE WHEN EXECUTED, AND INCORRECT, MISLEADING OR MATERIALLY INCOMPLETE RESPONSES SHALL BE DEEMED A BREACH OF SAID LEASE.

1. Will any of the following chemicals, petroleum products or Hazardous Materials be made, used, placed, or stored in, on, at or upon the Premises by Tenant or any affiliate thereof in quantities greater than the minimum quantity listed in column (1) below? If yes, please mark column(s) (2), (3), and/or (4) as applicable.

Categories of Chemicals	(1) Minimum Quantity	(2) Made	(3) Used	(4) Placed	(5) Stored
Solvents, Degreasers	1 Gallon	___	___	___	___
Paint Thinners/Remover	1 Gallon	___	___	___	___
Paint	5 Gallons	___	___	___	___
Oil (New)	5 Gallons	___	___	___	___
Gasoline	1 Gallon	___	___	___	___
Antifreeze	5 Gallons	___	___	___	___
Other Automotive Fluids	1 Gallon	___	___	___	___
Diesel Fuel	5 Gallons	___	___	___	___
Heavy (Toxic) Metal Containing Compounds	1 Pound	___	___	___	___
Liquid Plastics/Activators	1 Gallon	___	___	___	___
Flammable Gases	20 Cu Ft	___	___	___	___
Toxic Gases	20 Cu Ft	___	___	___	___
Acids	1 Gl/5 Lb	___	___	___	___
Bases (soda, ash, lye, etc.)	1 Gl/5 Lb	___	___	___	___
Other Flammable Materials	1 Gl/5 Lb	___	___	___	___
Other Corrosive Materials	1 Gl/5 Lb	___	___	___	___
Other Toxic Materials	1 Gl/5 Lb	___	___	___	___
Other Reactive Materials	1 Gl/5 Lb	___	___	___	___
Liquid Hazardous Waste	1 Gallon	___	___	___	___
Solid Hazardous Waste	1 Pound	___	___	___	___

1.1. If required for the operations of Tenant or any affiliate thereof, please provide Landlord a copy of your Hazardous Material Business Management Plan.

1.2. Do the operations of Tenant or any affiliate thereof require H-occupancy storage or other special construction? Yes No

If yes, please explain: ___ ___

____

____

2. Will any of the following structures be used by Tenant (or any affiliate thereof) at, in, on, upon or beneath the Premises? If yes, describe the contents of each. ___ ___

Feature	Contents		
Underground Tank	______________________________	___	___
Above-ground Tank	______________________________	___	___
Clarifier	______________________________	___	___
Sump	______________________________	___	___
Trench	______________________________	___	___
Waste Pile	______________________________	___	___
Chemical Piping	______________________________	___	___
Floor Drain	______________________________	___	___
Other _____	______________________________	___	___
__________	______________________________	___	___

2.1. Please describe plans for secondary containment and leak monitoring.

____

____

3. Will any Hazardous Wastes or liquid wastes be generated by on site operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises or brought on to the Premises or Project by of Tenant (or any affiliate thereof) at, in, on or upon the Premises? ___ ___

If yes, complete the following:

3.1. Identify each such hazardous waste or liquid waste

____

____

3.2. Describe onsite storage, including secondary containment, and/or treatment.

____

____

3.3. Describe the plans of Tenant or any affiliate thereof for disposal of Hazardous Wastes or liquid waste including off-site disposal.

____

____

3.4. Is any treatment or processing of hazardous wastes to be conducted at the Premises? Yes ____ No ____ If the answer is "yes," please describe proposed treatment/processing methods:

____

____

3.5. Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies): Yes No ___ ___

____

____

4. Will operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises result in any wastewater discharges to the sewer? ___ ___

Will operations result in any wastewater discharges to locations other than the sewer (including storm drain)?

If yes, describe each wastewater stream and plans for handling wastewater discharges:

____

____

4.1. Has Tenant (or any affiliate thereof) performed any testing or analysis of wastewater discharges or other wastewater effluent from your current facility? ___ ___

If yes, attach the results of any such testing or analysis.

4.2. Will operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises require any storm water discharge permits? ___ ___

If yes, describe:

____

____

4.3. Will operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises require any discharge permits, licenses or plan approvals from the City or County Sanitation District or authority any of the following agencies: ___ ___

If yes, describe:

____

____

5. Will activities of Tenant (or any affiliate thereof) at, in, on or upon the Premises require warnings to be given to workers or visitors on the Premises or the surrounding community? ___ ___

If yes, please describe how you will provide such communications or warnings.

____

____

6. Will operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises result in any air emissions (including dust)? ___ ___

If yes, describe:

____

____

6.1. Will permits from the Southern Coast Air Quality Management District be required? ___ ___

7. Will operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises result in air emissions which include hazardous or toxic air pollutants? Yes ___ No ___

7.1. If yes, will any public notice or disclosure be required? ___ ___

8. Will operations be subject to Risk Management & Preview Planning requirements or other risk reduction requirements? ___ ___

9. Will the operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises involve any on-site vehicle or equipment maintenance, repair or cleaning, including but not limited to oil changes, oil filter changes, brake pad replacement, battery changes, radiator flushing, radiator fluid replacement, and equipment, and equipment wash down and cleaning? __ __

If yes, describe all such maintenance:

____

____

9.1. Will these on-site vehicles or equipment use batteries? __ __

If yes, describe battery storage method:

____

____

10. Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? __ __

If the answer is "yes," please specify the size, number and location (or proposed location):

____

____

11. Will the operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises include a machine shop? __ __

If yes, describe all operations:

____

____

12. Will the operations of Tenant (or any affiliate thereof) at, in, on or upon the Premises include any metal plating or metal fabrication? __ __

If yes, describe:________________________________

____

13. Will the operations of Tenant (or any affiliate thereof) at, in, on upon the Premises include the use of solvents? __ __

If yes, describe:________________________________

____

14. Have there been any agency enforcement actions regarding Tenant (or any affiliate thereof), or any existing Tenant's (or any affiliate's) facilities, or any past, pending or outstanding administrative orders or consent decrees with respect to Tenant or any affiliate thereof? __ __

If the answer is "yes," have there been any continuing compliance obligations imposed on Tenant or its affiliates as a result of the decrees or orders? __ __

If yes describe:

____

____

15. Has Tenant (or any affiliate thereof) ever been identified as a potentially responsible party for any environmental cleanup, compliance or abatement proceedings? Yes __ No __

If yes, describe:

____

____

16. Has Tenant (or any affiliate thereof) ever received a notice of violation or notice to comply from any environmental regulatory agency within the past five years? ___ ___

If yes, describe:

____

____

17. Has Tenant (or any affiliate thereof) had any complaints from neighbors relating to noise, odor, air emissions, or dust at Tenant's (or any affiliate's) existing facilities? ___ ___

If yes, describe:

____

____

17.1. Has Tenant (or any affiliate thereof) had any complaints relating to hazardous materials handling, storage, treatment or disposal from neighbors at Tenant's (or any affiliate's) existing facilities? ___ ___

If yes, describe:

____

____

18. Has Tenant or any of its affiliates been the recipient of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? ___ ___

If the answer is "yes," please describe:

____

____

19. Are there any pending citizen lawsuits, or have any notices of violations been provided to Tenant or its affiliates or with respect to any existing facilities pursuant to the citizens suit provisions of any statute? ___ ___

If the answer is "yes," please describe:

____

____

20. Have there been any previous lawsuits against the company regarding environmental concerns? Yes ___ No ___

If the answer is "yes," please describe how these lawsuits were resolved:

____

____

21. Does your company carry environmental impairment insurance? ___ ___

If the answer is "yes," what is the name of the carrier and what are the effective periods and monetary limits of such coverage?

____

____

22. Will the proposed use of the property by Tenant (or any affiliate thereof) require the filing of any environmental reports or other documents to any agencies? ___ ___

23. Will the operations of Tenant (or any affiliate thereof) at the Premises require any discharge permits, licenses or plan approvals from any of the following agencies:

   a. U.S. Environmental Protection Agency ___ ___

   b. State or Regional Water Quality Control Board ___ ___

   c. City or County Sanitation District or authority ___ ___

   d. State Department of Health Services ___ ___

   e. U.S. Nuclear Regulatory committee ___ ___

   f. Bureau of Alcohol, Tobacco and Firearms ___ ___

   g. City or County Fire Department ___ ___

   h. Other Governmental Agencies ___ ___

   If the answer to any of the above is "yes", please indicate permit or license numbers, issuing agency, and expiration date or renewal date, if applicable.

   ____

   ____

   ____

24. Attach copies of all Material Safety Data Sheets ("MSDS") for all chemicals Tenant (or any affiliate thereof) intends to use, store, or handle in, on, at or upon the Premises.

25. Has an Environmental Audit been conducted at any present facility of Tenant (or any affiliate thereof)? (If yes, attach a copy of any report prepared in connection with any such audit.) ___ ___

26. Please provide the Landlord with the Emergency Response Plan and any contingency or emergency plans with respect to possible accidental releases of Hazardous Materials in, on, at, under, upon or from the Premises (or Project) for Tenant (or any affiliate thereof).

27. (Ongoing Activities, Applicable to Tenant's in Possession.) Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into the environment at the Premises? ___ ___

   If the answer is "yes," please describe including (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:

   ____

   ____

   ____

   ____

   ____

28. Identify the name, title and qualifications/experience of person responsible for Tenant's environmental, health and safety program:

Name: ______________________________

Title: ______________________________

Qualifications/experience: ______________________________

29. Name and telephone number of person to contact for additional information:

Name: ______________________________

Title: ______________________________

Telephone Number: ______________________________

30. Please provide any additional information/comments concerning Tenant's environmental compliance program and environmental compliance history:

____

____

____

____

____

____

The undersigned hereby certifies that the information above is correct and complete and is duly authorized to execute this document.

____
Name of Proposed Tenant

Name: ______________________________

Title: ______________________________

Date: ______________________________

EXHIBIT D

FORM OF LETTER OF CREDIT

DATE: ________

IRREVOCABLE STANDBY LETTER OF CREDIT NO. XXXX

ISSUING BANK:
CITIBANK, N.A.
C/O IT'S SERVICER CITICORP NORTH AMERICA, INC.
ATTN: US STANDBY UNIT
3800 CITIBANK CENTER, BUILDING B, 1ST FLOOR
TAMPA, FL 33610
PHONE: 866-945-6284
FAX NO.: 609-681-2734

BENEFICIARY:
D/C 1717 DOOLITTLE SUB LLC
1801 CENTURY PARK EAST, SUITE 1095
LOS ANGELES, CA 90067
ATTN: ADRIAN COMSTOCK

APPLICANT:
ENERGY RECOVERY, INC.
1717 DOOLITTLE DRIVE
SAN LEANDRO, CA 94577
ATTN: GENERAL COUNSEL

LETTER OF CREDIT NO. __________

LADIES AND GENTLEMEN:

BY ORDER OF OUR CLIENT, ENERGY RECOVERY, INC. (THE "APPLICANT"), WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. ___________, IN YOUR FAVOR FOR AN AMOUNT NOT TO EXCEED IN AGGREGATE USD 250,000.00 (TWO HUNDRED FIFTY THOUSAND AND 00/100 U.S. DOLLARS), EFFECTIVE IMMEDIATELY AND EXPIRING AT THE OFFICE OF OUR SERVICER, CITICORP NORTH AMERICA, INC. AT 3800 CITIBANK CENTER, BUILDING B, 1ST FLOOR, TAMPA, FLORIDA 33610 ATTN. STANDBY LETTER OF CREDIT UNIT OR SUCH OTHER OFFICE AS WE MAY ADVISE YOU FROM TIME TO TIME IN WRITING AS PROVIDED IN THIS LETTER OF CREDIT (THE "OFFICE"), ON ___________.

FUNDS HEREUNDER ARE AVAILABLE TO YOU AGAINST PRESENTATION OF YOUR SIGHT DRAFT(S), DRAWN ON US, MENTIONING THEREON OUR LETTER OF CREDIT NUMBER ___________, ACCOMPANIED BY YOUR WRITTEN AND DATED STATEMENT, SIGNED BY AN AUTHORIZED REPRESENTATIVE OF YOUR COMPANY, STATING THE FOLLOWING:

"WE HEREBY CERTIFY THAT AN "L-C DRAW EVENT" (AS THAT TERM IS DEFINED IN THE LEASE) HAS OCCURRED UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN ENERGY RECOVERY, INC. (THE "TENANT"), AND D/C 1717 DOOLITTLE SUB LLC (THE "LANDLORD"), DATED ___________, AS AMENDED (COLLECTIVELY, THE "LEASE"), AND IN ACCORDANCE THEREWITH, LANDLORD HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD _______ PURSUANT TO THE LEASE."

SPECIAL CONDITIONS:

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

ALL BANKING CHARGES ARE FOR THE APPLICANT'S ACCOUNT.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR ADDITIONAL PERIOD(S) OF ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, BUT NOT BEYOND **[INSERT DATE THAT IS 2ND ANNIVERSARY OF LEASE COMMENCEMENT DATE--___________]**, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD, WHEREUPON YOU MAY DRAW FOR THE AVAILABLE AMOUNT UNDER THIS LETTER OF CREDIT BY MEANS OF YOUR SIGHT DRAFT(S), DRAWN ON US, MENTIONING OUR LETTER OF CREDIT NUMBER. ANY NOTICE TO YOU UNDER THIS LETTER OF CREDIT WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS TRANSFERABLE AND MAY BE TRANSFERRED IN ITS ENTIRETY, BUT NOT IN PART, AND MAY BE SUCCESSIVELY TRANSFERRED BY YOU OR ANY TRANSFEREE HEREUNDER TO A SUCCESSOR TRANSFEREE(S). TRANSFER UNDER THIS LETTER OF CREDIT TO SUCH TRANSFEREE SHALL BE EFFECTED UPON PRESENTATION TO US OF THE ORIGINAL OF THIS LETTER OF CREDIT AND ANY AMENDMENTS HERETO ACCOMPANIED BY A REQUEST DESIGNATING THE TRANSFEREE IN THE FORM OF EXHIBIT "A" ATTACHED HERETO APPROPRIATELY COMPLETED, ALONG WITH PAYMENT BY APPLICANT OF 1/4 OF ONE PERCENT (MINIMUM $300) ON THE OUTSTANDING AMOUNT OF LETTER OF CREDIT AS A TRANSFER FEE (PROVIDED THAT BENEFICIARY MAY, BUT SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT AND SEEK REIMBURSEMENT THEREFOR FROM APPLICANT).

WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO CITIBANK N.A. UNDER THIS LETTER OF CREDIT AT OR PRIOR TO 10:00 AM EASTERN TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SUCCEEDING BUSINESS DAY. IF DRAFTS ARE PRESENTED TO CITIBANK N.A. UNDER THIS LETTER OF CREDIT AFTER 10:00 AM EASTERN TIME, ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF NEW YORK ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. IF THE EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.

PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE.

WE HEREBY AGREE TO HONOR EACH DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT IF PRESENTED, AS SPECIFIED, AT OUR OFFICE ON OR BEFORE EXPIRATION DATE.

IN ADDITION, PRESENTATION OF SUCH DRAFT AND CERTIFICATE MAY ALSO BE MADE BY FAX TRANSMISSION TO FAX NO. 813-604-7187 OR SUCH OTHER FAX NUMBER IDENTIFIED BY CITIBANK, N.A. IN A WRITTEN NOTICE TO YOU. TO THE EXTENT A PRESENTATION IS MADE BY FAX TRANSMISSION, YOU MUST (I) PROVIDE TELEPHONE NOTIFICATION THEREOF TO CITIBANK, N.A. (PHONE NO. 866 945 6284) PRIOR TO OR SIMULTANEOUSLY WITH THE SENDING OF SUCH FAX TRANSMISSION AND (II) SEND THE ORIGINAL OF SUCH DRAFT AND CERTIFICATE TO CITIBANK, N.A. BY OVERNIGHT COURIER, AT THE ADDRESS PROVIDED ABOVE FOR PRESENTATION OF DOCUMENTS, PROVIDED HOWEVER, THAT CITIBANK, N.A.'S RECEIPT OF SUCH TELEPHONE NOTICE OR ORIGINAL DOCUMENTS SHALL NOT BE A CONDITION TO PAYMENT HEREUNDER.

IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A DUPLICATE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF.

SHOULD YOU HAVE OCCASION TO COMMUNICATE WITH US REGARDING THIS LETTER OF CREDIT, PLEASE DIRECT YOUR CORRESPONDENCE TO OUR OFFICE, MAKING SPECIFIC MENTION OF THE LETTER OF CREDIT NUMBER INDICATED ABOVE. FOR INQUIRIES YOU MAY CONTACT US AT 1-866-945-6284 OR VIA SWIFT CITIUS33.

EXCEPT AS FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ("ISP98"), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590, AND AS TO MATTERS NOT GOVERNED BY THE ISP98, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE U.S. FEDERAL LAW.

ALL PARTIES TO THIS LETTER OF CREDIT ARE ADVISED THAT THE U.S. GOVERNMENT HAS IN PLACE CERTAIN SANCTIONS AGAINST CERTAIN COUNTRIES, INDIVIDUALS, ENTITIES, AND VESSELS. CITIGROUP ENTITIES, INCLUDING BRANCHES AND, IN CERTAIN CIRCUMSTANCES, SUBSIDIARIES, ARE/WILL BE PROHIBITED FROM ENGAGING IN TRANSACTIONS OR OTHER ACTIVITIES WITHIN THE SCOPE OF APPLICABLE SANCTIONS.

Very truly yours,

(Name of Issuing Bank)

By: ______________________________

Exhibit A
Request for Full Transfer
Relinquishing all Rights as Beneficiary

(This form is to be used when the Letter of Credit is to be Transferred in its entirety and, no substitution of invoices is involved and, no rights are to be retained by the undersigned Beneficiary.)

CITIBANK, N.A.
C/O CITICORP NORTH AMERICA INC.,
ATTN: US STANDBY UNIT
3800 CITIBANK CENTER, BUILDING B, 1ST FLOOR
TAMPA, FL 33610
PHONE: 866-945-6284
FAX NO.: 609-681-2734

Date:

Re: L/C No. ______________________

Issued by: CITIBANK, N.A.

Gentlemen:

Receipt is acknowledged of the original instrument which you forwarded to us relative to the issuance of a Letter of Credit (herein called the "Credit") bearing your reference number as above in favor of ourselves and/or Transferees and we hereby request you to transfer the said Letter of Credit, in its entirety, to:

____

whose address is ____

____

(Optional) Please advise Beneficiary through the below indicated Advising Bank:

____

____

We are returning the original instrument to you herewith in order that you may deliver it to the Transferees together with your customary letter of transfer.

It is understood that any amendments to the Letter of Credit which you may receive are to be advised by you directly to the Transferees and that the drafts and documents of the Transferees, if issued in accordance with the conditions of the Letter of Credit, are to be forwarded by you directly to the party for whose account the credit was opened (or any intermediary) without our intervention.

(continued on page 2)

Citibank, N.A. reference _______________

We understand that the Transfer charge is 1/4 of 1% on the amount being transferred (minimum $300.00) [OPTIONAL--and in addition thereto we agree to pay to you on demand any expenses that may be incurred by you in connection with this transfer.

We enclose our check for USD __________ to cover your charges.
(NOTE: Payment of charges must be in the form of a certified check if not drawn on Citibank, N.A.)

We authorize you to charge our Citibank, N.A. Account No. _____.]

SIGNATURE GUARANTEED	Sincerely yours,
The First Beneficiary's signature(s) with title(s) conforms with that on file with us and such is/are authorized for the execution of this instrument.	
______________________ (Name of Bank)	______________________ (Name of First Beneficiary)
______________________ (Bank Address)	______________________ (Telephone Number)
______________________ (City, State, Zip Code)	______________________ (Authorized Name and Title)
______________________ (Telephone Number)	______________________ (Authorized Signature)
______________________ (Authorized Name and Title)	______________________ (Authorized Name and Title) (If applicable)
______________________ (Authorized Signature)	______________________ (Authorized Signature) (If applicable)

EXHIBIT E

TENANT'S EXTERIOR SIGNS


1717


energy
recovery

EXHIBIT F

FORM OF SNDA

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Wells Fargo Bank, National Association
Commercial Real Estate
420 Montgomery Street, 6th Floor
San Francisco, CA 94104
Attn: Vicki Wooten
Loan No. 1011512

(Space Above For Recorder's Use)

SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
(Lease to Security Instrument)

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("**Agreement**") is made as of __________, 2018 by and between D/C 1717 DOOLITTLE SUB LLC, a Delaware limited liability company, owner of the real property hereinafter described ("**Mortgagor**"), ENERGY RECOVERY, INC., a Delaware corporation, doing business in California as ERI (Delaware) ("**Tenant**"), and Wells Fargo Bank, National Association (collectively with its successors or assigns, "**Lender**").

RECITALS

A. Pursuant to the terms and provisions of a lease dated as of _________ 2018 ("**Lease**"), Mortgagor granted to Tenant a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "**Property**").

B. Mortgagor has executed that certain Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing ("**Security Instrument**") securing, among other things, that certain Promissory Note Secured by Deed of Trust dated May 30, 2014 ("**Note**") in the principal sum of Twenty-Five Million Eight Hundred Thousand and No/100ths Dollars ($25,800,000.00), in favor of Lender ("**Loan**"). The Security Instrument was recorded on June 3, 2014, as Instrument No. 2014133782, in the Official Records of Alameda County, State of California.

C. As a condition to Lender making the Loan secured by the Security Instrument, Lender requires that the Security Instrument be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Tenant under the Lease and that the Tenant specifically and unconditionally subordinate the Lease to the lien of the Security Instrument.

D. Mortgagor and Tenant have agreed to the subordination, attornment, non-disturbance and other agreements herein in favor of Lender.

NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Mortgagor and Tenant hereby agree for the benefit of Lender as follows:

1. **SUBORDINATION**. Mortgagor and Tenant hereby agree that:

1.1 **Prior Lien**. The Security Instrument securing the Note in favor of Lender, and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect to any additional advances made subject to the Security Instrument), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;

1.2 **Subordination**. Lender would not make the Loan without this agreement to subordinate; and

1.3 **Whole Agreement**. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Security Instrument and shall supersede and cancel, but only insofar as would affect the priority between the Security Instrument and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

AND FURTHER, Tenant individually declares, agrees and acknowledges for the benefit of Lender, that:

1.4 **Use of Proceeds**. Lender, in making disbursements pursuant to the Note, the Security Instrument or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part; and

1.5 **Waiver, Relinquishment and Subordination**. Tenant intentionally and unconditionally subordinates all of Tenant's right, title and interest in and to the Property to the lien of the Security Instrument and understands that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon subordination.

2. **ASSIGNMENT**. Tenant acknowledges and consents to the assignment of the Lease by Mortgagor in favor of Lender.

3. **ESTOPPEL**. Tenant acknowledges and represents that:

3.1 **Entire Agreement**. The Lease constitutes the entire agreement between Mortgagor and Tenant with respect to the Property and Tenant claims no rights with respect to the Property other than as set forth in the Lease;

3.2 **No Prepaid Rent**. No deposits or prepayments of rent have been made in connection with the Lease, except as follows (if none, state "None"):

3.3 **No Default**. To the best of Tenant's knowledge, as of the date hereof: (i) there exists no breach, default or condition, which would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

3.4 **Lease Effective**. The Lease has been duly executed and delivered by Tenant and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Tenant thereunder are valid and binding and there have been no amendments, modifications or additions to the Lease, written or oral; and

4. **ADDITIONAL AGREEMENTS**. Tenant covenants and agrees that, during all such times as Lender is the Mortgagee under the Security Instrument:

4.1 **Modification, Termination and Cancellation**. Tenant will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) not expressly permitted in the Lease, without Lender's prior written consent and will not make any payment to Mortgagor in consideration of any such modification, termination or cancellation of the Lease (in whole or in part) without Lender's prior written consent;

4.2 **Notice of Default**. Tenant will notify Lender in writing concurrently with any notice given to Mortgagor of any default by Mortgagor under the Lease, and Tenant agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth in the Lease, and Tenant will not declare a default of the Lease, as to Lender, if Lender cures such default within such time period for the cure thereof afforded to Mortgagor; provided, however, that if such default cannot with diligence be cured by Lender within such time period, the commencement of action by Lender within such time period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence;

4.3 **No Advance Rents**. Tenant will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease;

4.4 **Assignment of Rents**. Upon receipt by Tenant of written notice from Lender that Lender has elected to terminate the license granted to Mortgagor to collect rents, as provided in the Security Instrument, and directing the payment of rents by Tenant to Lender, Tenant shall comply with such direction to pay and shall not be required to determine whether Mortgagor is in default under the Loan and/or the Security Instrument.

4.5 **Insurance and Condemnation Proceeds**. As between Lender and Mortgagor, in the event there is any conflict between the terms in the Security Instrument and the Lease regarding the use of insurance proceeds or condemnation proceeds with respect to the Property, the provisions of the Security Instrument shall control.

5. **ATTORNMENT**. In the event of a foreclosure under the Security Instrument, Tenant agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Mortgagor's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Security Instrument) as follows:

5.1 **Payment of Rent**. Tenant shall pay to Lender all rental payments required to be made by Tenant pursuant to the terms of the Lease for the duration of the term of the Lease;

5.2 **Continuation of Performance**. Tenant shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Mortgagor's interest in the Lease and giving written notice thereof to Tenant;

5.3 **No Offset**. Except as otherwise set forth in the Lease, Lender shall not be liable for the return of any sums which Tenant may have paid to Mortgagor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Mortgagor to Lender; and

5.4 **Subsequent Transfer**. If Lender, by succeeding to the interest of Mortgagor under the Lease, should become obligated to perform the covenants of Mortgagor thereunder, then, upon any further transfer of Mortgagor's interest by Lender, all of such obligations shall thereafter terminate as to Lender.

5.5 **Limitation on Lender's Liability**. Tenant agrees to look solely to Lender's interest in the Property and the rent, income or proceeds derived therefrom for the recovery of any judgment against Lender, and in no event shall Lender or any of its affiliates, officers, directors, shareholders, partners, agents, representatives or employees ever be personally liable for any such obligation, liability or judgment.

6. **NON-DISTURBANCE**. In the event of a foreclosure under the Security Instrument, so long as there shall then exist no breach, default, or event of default on the part of Tenant under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement.

7. **MISCELLANEOUS**.

7.1 **Remedies Cumulative**. All rights of Lender herein to collect rents on behalf of Mortgagor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Mortgagor or others.

7.2 **NOTICES**. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) business days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

Mortgagor:	D/C 1717 Doolittle Sub, LLC c/o Comstock Realty Partners 1801 Century Park East, Suite 1095 Los Angeles, California 90067 Attention: Adrian Comstock with copy to: c/o Dune Real Estate Partners LP 640 Fifth Avenue, 17th Floor New York, New York 10019 Attention: General Counsel and Chief Investment Officer and Allen Matkins Leck Gamble Mallory & Natsis LLP 865 South Figueroa Street, 28th Floor Los Angeles, California 90017 Attention: Michael L. Matkins, Esq.
Tenant:	Energy Recovery, Inc. 1717 Doolittle Drive San Leandro, California 94577 Attn.: General Counsel with a copy to: Nocair Bensalah, Vice President, Operations Energy Recovery, Inc. 1717 Doolittle Drive San Leandro, California 94577 With a copy by email to: WYeung@energyrecovery.com
Lender:	Wells Fargo Bank, National Association Commercial Real Estate 420 Montgomery Street, 6th Floor (A0101-067) San Francisco, CA 94104 Attention: D. Tim Mahoney Loan #: 1011512

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth hereinabove.

7.3 **Heirs, Successors and Assigns**. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Agreement shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto.

7.4 **Headings**. All article, section or other headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement.

7.5 **Counterparts**. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

7.6 **Exhibits, Schedules and Riders**. All exhibits, schedules, riders and other items attached hereto are incorporated into this Agreement by such attachment for all purposes.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.

"MORTGAGOR"

D/C 1717 DOOLITTLE SUB LLC,
a Delaware limited liability company

By: [signature]
Name: ADRIAN CONSTABLE
Title: authorized signatory

"TENANT"

ENERGY RECOVERY, INC.,
a Delaware corporation

By: ______________________
Name: ______________________
Title: ______________________

By: ______________________
Name: ______________________
Title: ______________________

"LENDER"

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: ______________________
Name: ______________________
Title: ______________________

MORTGAGOR ACKNOWLEDGMENT:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ________________)

On ______________________, before me, ______________________________,
(insert name of notary)
Notary Public, personally appeared ______________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature_________________________________ (Seal)

TENANT ACKNOWLEDGMENT:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ________________)

On ______________________, before me, ______________________________,
(insert name of notary)

Notary Public, personally appeared ______________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature______________________________ (Seal)

TENANT ACKNOWLEDGMENT:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of ________________)

On ______________________, before me, ______________________________,
(insert name of notary)
Notary Public, personally appeared ____,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature________________________________ (Seal)

LENDER ACKNOWLEDGMENT:

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of _______________)

On ____________________, before me, ____________________________,
(insert name of notary)

Notary Public, personally appeared ____, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature______________________________ (Seal)

EXHIBIT A
DESCRIPTION OF PROPERTY

All that certain real property in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL 1:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERN LINE OF WEST AVENUE 129, ALSO KNOWN AS WILLIAMS STREET, SAID NORTHWESTERN LINE BEING THE SOUTHEASTERN LINE OF THAT CERTAIN 129.20 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM RENE DE TOCQUEVILLE AND HENRIETTA LEROY DE TOCQUEVILLE TO JOSE BERNARDO MENDONCA, DATED NOVEMBER 01, 1901 AND RECORDED NOVEMBER 01, 1901 IN BOOK 799 OF DEEDS, PAGE 273, ALAMEDA COUNTY RECORDS, WITH THE SOUTHWESTERN LINE OF DOOLITTLE DRIVE, ALSO KNOWN AS COUNTY ROAD NO. 7960 (80.00 FEET WIDE) AS DESCRIBED IN

GRANT OF RIGHT OF WAY FROM MARY C. SKILLEN TO THE COUNTY OF ALAMEDA, DATED JANUARY 21, 1947 AND RECORDED FEBRUARY 28, 1947 IN BOOK 5091, PAGE 335, SERIES NO. AB/17434, ALAMEDA COUNTY RECORDS; RUNNING THENCE ALONG THE SAID LINE OF DOOLITTLE DRIVE, NORTH 26° 31' WEST 500.00 FEET; THENCE SOUTH 63° 29' WEST 1200.00 FEET; THENCE SOUTHWESTERLY AND WESTERLY, ALONG THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 372.24 FEET, TANGENT TO THE SAID LAST MENTIONED COURSE, A DISTANCE OF 327.90 FEET; THENCE NORTH 66° 02' 43" WEST, TANGENT TO THE SAID LAST MENTIONED ARC, 8.64 FEET; THENCE NORTH 26° 31' WEST 158.02 FEET TO A POINT ON A LINE DRAWN SOUTH 63° 29' WEST FROM A POINT ON THE SAID SOUTHWESTERN LINE OF DOOLITTLE DRIVE, DISTANT THEREON NORTH 26° 31' WEST 800.00 FEET FROM THE INTERSECTION THEREOF WITH THE SAID NORTHWESTERN LINE OF WILLIAMS STREET; THENCE ALONG THE DIRECT PRODUCTION OF THE LINE SO DRAWN SOUTH 63° 29' WEST 122.66 FEET UNTIL INTERSECTED BY A LINE DRAWN NORTH 26° 31' WEST FROM A POINT ON THE SAID SOUTHEASTERN LINE OF THE 129.20 ACRE TRACT OF LAND, DISTANT THEREON SOUTH 62° 30' WEST 1615.51 FEET FROM THE POINT OF INTERSECTION THEREOF WITH THE SAID SOUTHWESTERN LINE OF DOOLITTLE DRIVE; THENCE ALONG THE LINE SO DRAWN SOUTH 26° 31' EAST 827.72 FEET TO A POINT ON THE SAID SOUTHEASTERN LINE OF THE 129.20 ACRE TRACT OF LAND; THENCE ALONG THE SAID LAST MENTIONED LINE NORTH 62° 30' EAST 1615.51 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, A CORPORATION, RECORDED APRIL 01, 1958, BOOK 8634, PAGE 315, SERIES NO. AP-32149, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THE INTEREST CONVEYED TO THE CITY OF SAN LEANDRO IN AND TO THAT PORTION LYING WITHIN AURORA DRIVE AS DESCRIBED IN THE STREET DEDICATION RECORDED JUNE 24, 1954, BOOK 7353, PAGE 471, SERIES NO. AJ-53172, ALAMEDA COUNTY RECORDS.

PARCEL 2:

A NON-EXCLUSIVE PERPETUAL EASEMENT AND RIGHT OF WAY, AS GRANTED TO WESTERN ELECTRIC COMPANY, INCORPORATED, A CORPORATION, IN THE DEED RECORDED DECEMBER 31, 1952, BOOK 6912, PAGE 376, SERIES NO. AG-108216, ALAMEDA COUNTY RECORDS, APPURTENANT TO AND FOR THE USE OF THE OWNER OR OWNERS OF PARCEL 1 HEREIN DESCRIBED, AND ANY SUBSEQUENT SUBDIVISION OR SUBDIVISIONS THEREOF, FOR RAILROAD PURPOSES OVER THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERN LINE OF WEST AVENUE 129, ALSO KNOWN AS WILLIAMS STREET, SAID NORTHWESTERN LINE BEING THE SOUTHEASTERN LINE OF THAT CERTAIN 129.20 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM RENE DE TOCQUEVILLE AND HENRIETTA LEROY DE TOCQUEVILLE TO JOSE BERNARDO MENDONCA, DATED NOVEMBER 01, 1901 AND RECORDED NOVEMBER 01, 1901 IN BOOK 799 OF DEEDS, PAGE 273, ALAMEDA COUNTY RECORDS, WITH THE SOUTHWESTERN LINE OF DOOLITTLE DRIVE, ALSO KNOWN AS COUNTY ROAD NO. 7960 (80.00 FEET WIDE) AS DESCRIBED IN GRANT OF RIGHT OF WAY FROM MARY C. SKILLEN TO THE COUNTY OF ALAMEDA, DATED JANUARY 21, 1947 AND RECORDED FEBRUARY 28, 1947 IN BOOK 5091, PAGE 335, SERIES NO. AB/17434, ALAMEDA COUNTY RECORDS; RUNNING THENCE ALONG THE SOUTHEASTERN LINE OF THE SAID 129.20 ACRE TRACT OF LAND SOUTH 62° 30' WEST 1615.51 FEET; THENCE NORTH 26° 31' WEST 827.72 FEET TO THE ACTUAL POINT OF BEGINNING; THENCE SOUTH 63° 29' WEST 245.95 FEET; THENCE NORTH 67° 35' 16" EAST 81.24 FEET; THENCE NORTHEASTERLY AND EASTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 372.24 FEET, FROM A TANGENT WHICH BEARS NORTH 69° 51' EAST A DISTANCE OF 177.17 FEET UNTIL INTERSECTED BY A LINE DRAWN SOUTH 26° 31' EAST FROM THE ACTUAL POINT OF BEGINNING; THENCE ALONG THE LINE SO DRAWN NORTH 26° 31' WEST 65.84 FEET TO THE ACTUAL POINT OF BEGINNING.

PARCEL 3:

A NON-EXCLUSIVE PERPETUAL EASEMENT AND RIGHT OF WAY, AS GRANTED TO WESTERN ELECTRIC COMPANY, INCORPORATED, A CORPORATION, IN THE DEED RECORDED DECEMBER 31, 1952, BOOK 6912, PAGE 376, SERIES NO. AG-108216, ALAMEDA COUNTY RECORDS, APPURTENANT TO

AND FOR THE USE OF THE OWNER OR OWNERS OF PARCEL 1 HEREIN DESCRIBED, AND ANY SUBSEQUENT SUBDIVISION OR SUBDIVISIONS THEREOF, FOR DRAINAGE PURPOSES, WITH THE RIGHT AND PRIVILEGE TO CONSTRUCT, REPAIR, REPLACE, MAINTAIN AND USE A SEWER AND A DRAINAGE DITCH, EACH OF SUCH SIZE, TYPE AND CHARACTER AS GRANTEE FROM TIME TO TIME DEEMS NECESSARY, OVER, ACROSS AND UNDER THE FOLLOWING DESCRIBED PARCEL OF LAND:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERN LINE OF WEST AVENUE 129, ALSO KNOWN AS WILLIAMS STREET, SAID NORTHWESTERN LINE BEING THE SOUTHEASTERN LINE OF THAT CERTAIN 129.20 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM RENE DE TOCQUEVILLE AND HENRIETTA LEROY DE TOCQUEVILLE TO JOSE BERNARDO MENDONCA, DATED NOVEMBER 01, 1901 AND RECORDED NOVEMBER 01, 1901 IN BOOK 799 OF DEEDS, PAGE 273, ALAMEDA COUNTY RECORDS, WITH THE SOUTHWESTERN LINE OF DOOLITTLE DRIVE, ALSO KNOWN AS COUNTY ROAD NO. 7960 (80.00 FEET WIDE) AS DESCRIBED IN GRANT OF RIGHT OF WAY FROM MARY C. SKILLEN TO THE COUNTY OF ALAMEDA, DATED JANUARY 21, 1947 AND RECORDED FEBRUARY 28, 1947 IN BOOK 5091, PAGE 335, SERIES NO. AB/17434, ALAMEDA COUNTY RECORDS; RUNNING THENCE ALONG THE SOUTHEASTERN LINE OF THE SAID 129.20 ACRE TRACT OF LAND SOUTH 62° 30' WEST 1615.51 FEET; THENCE NORTH 26° 31' WEST 735.08 FEET TO THE ACTUAL POINT OF BEGINNING; THENCE CONTINUING NORTH 26° 31' WEST 26.80 FEET TO THE SOUTHEASTERN CORNER OF PARCEL 2 AS DESCRIBED IN THE DEED TO ALAMEDA COUNTY EAST BAY TITLE INSURANCE COMPANY, A CORPORATION, RECORDED DECEMBER 31, 1952, BOOK 6912, PAGE 369, ALAMEDA COUNTY RECORDS; THENCE ALONG THE SOUTHERN BOUNDARY LINE OF SAID PARCEL 2, WESTERLY ALONG THE ARC OF A CURVE TO THE LEFT WITH A RADIUS OF 372.24 FEET, FROM A TANGENT WHICH BEARS NORTH 82° 52' 48" WEST, A DISTANCE OF 125.91 FEET TO A POINT ON A LINE DRAWN PARALLEL WITH THE NORTHWESTERN BOUNDARY LINE OF SAID PARCEL 2 AND DISTANT 15.00 FEET SOUTHEASTERLY THEREFROM, MEASURED AT RIGHT ANGLES THERETO; THENCE ALONG THE PARALLEL LINE SO DRAWN AND ITS DIRECT PRODUCTION SOUTH 63° 29' WEST 725.58 FEET; THENCE SOUTH 26° 31' EAST 22.00 FEET; THENCE NORTH 63° 29' EAST 722.76 FEET; THENCE EASTERLY ALONG THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 350.24 FEET, FROM A TANGENT WHICH BEARS NORTH 77° 44' 22" EAST, A DISTANCE OF 130.53 FEET TO THE ACTUAL POINT OF BEGINNING.

APN: 079A-0541-010

EXHIBIT G

FORM OF TENANT ESTOPPEL CERTIFICATE

_____________, 2018

____
____
____
____

RE: Lease:	**Lease dated ____________ between ________________, as original or successor landlord ("Landlord"), and ________________ ("Tenant"), as amended by ________________________ (the "Lease") to be attached as Exhibit "A"**

Premises: ______ square feet at ________, ________ County, ________

Commencement Date:	____________
Expiration Date:	____________
Current Monthly Base Rent:	**$**____________
Current Monthly Additional Rent	**$**____________
[Security Deposit]/[Letter of Credit]:	**$**____________
Monthly Base Rent Paid Through:	____________**, 2018**
Monthly Additional Rent Paid Through:	____________**, 2018**

Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you, your successors or assigns, and any mortgagee to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of, and a possible loan secured by property which includes the Premises. We certify to you, your successors and assigns, and your mortgagee, to the best of the undersigned's knowledge, as follows:

1. We are the Tenant at the Premises and are in sole possession of and are occupying the Premises. Except as may be set forth on Exhibit "A" hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2. The Lease is currently in effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the Lease.

3. The Commencement Date and Lease Expiration Date of the term of the Lease are correctly stated above.

4. The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month in advance, except ________________.

5. Tenant has deposited the [Security Deposit]/[Letter of Credit] stated above with Landlord and, to Tenant's knowledge, none of the [Security Deposit]/[Letter of Credit] has been applied by Landlord to the payment of rent or any other amounts due under the Lease, except ________________.

6. Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease have been fully completed in accordance with the Lease, except ______________. Any allowances, scheduled abatements and concessions owed to Tenant under the Lease have been fully paid or credited, as applicable, except ________________.

7. To Tenant's knowledge, Landlord is not in default under any term of the Lease.

8. Tenant does not currently assert and, to Tenant's knowledge, has no set-offs or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

9. Tenant has not been granted and has not exercised any options to renew, extend, amend or modify the Lease, or rights of expansion, purchase, or first refusal concerning the Lease or the Premises, except as may be stated in the Lease.

10. The address for notices to Tenant under the Lease is correctly set forth in the Lease.

11. The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

[NAME OF TENANT]

By:
Its:

EXHIBIT H

ROOF OVERLAY AREA

[outlined in red below]

